As filed with the Securities and Exchange Commission on April 27, 2016

Registration Statement File No. 333-22557

Registration Statement File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐     Pre-Effective Amendment No.

☒     Post-Effective Amendment No. 21

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 149

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:     Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2016 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Strategic Group Variable Universal Life®

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes a variable rider issued in connection with certificates issued to individuals participating under a group flexible premium adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company (MassMutual). The group policy allows individual owners to elect certificates offering participation in MassMutual’s fixed account and to elect a rider to the certificate offering additional participation in a separate account of MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” The policy provides lifetime insurance protection for as long as it remains in force.

The owner (you or your) has a number of investment choices in this policy. They include a Guaranteed Principal Account and more than twenty Separate Account divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account divisions invests in a corresponding fund. These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the surrender value will vary, depending on the investment performance of the funds.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other insurance you own.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell it to anyone to whom it is illegal to offer the policy.

To learn more about the policy, you can obtain a copy of the SAI. The SAI is incorporated into this prospectus by reference and is legally a part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:

Massachusetts Mutual Life Insurance Company

LCM Document Management Hub

1295 State Street

PO Box 2488

Springfield, MA 01101-2488

1-800-548-0073

(Fax) 1-860-562-6154

(E-mail) LCMClientServices@massmutual.com

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

Effective May 1, 2016

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Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the Guaranteed Principal Account. You may maintain account value in a total of 25 Separate Account divisions and the Guaranteed Principal Account at any one time.

We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.massmutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

American Century VP Value Fund (Class I)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Service Class)

MFS® Variable Insurance Trust

MFS® Growth Series (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® Research Series (Initial Class)

MML Series Investment Fund

MML Aggressive Allocation Fund (Initial Class)

MML Balanced Allocation Fund (Initial Class)

MML Blue Chip Growth Fund (Initial Class)

MML Conservative Allocation Fund (Initial Class)

MML Equity Index Fund (Class II)

MML Growth Allocation Fund (Initial Class)

MML Moderate Allocation Fund (Initial Class)

MML Series Investment Fund II

MML Equity Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Small Cap Equity Fund (Initial Class)

MML Strategic Emerging Markets Fund (Class II)

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Conservative Balanced Fund/VA (Non-Service)

Oppenheimer Core Bond Fund/VA (Non-Service)

Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)

Oppenheimer Global Fund/VA (Non-Service)

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer Government Money Fund/VA (Non-Service) 1

Oppenheimer International Growth Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

Oppenheimer Main Street Small Cap Fund®/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio 2

T. Rowe Price New America Growth Portfolio

1	Formerly known as Oppenheimer Money Fund/VA.
2	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004 or later.

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Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
Choice of Death Benefit Options

The policy offers two death benefit options. Each is the greater of the minimum face amount in effect on the date of death, or:

1. Death Benefit Option A (a level amount option): The selected face amount in effect on the date of death.

2. Death Benefit Option B (a variable amount option): The selected face amount plus the account value of the policy on the date of death.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid policy termination.

Right to Return the Policy	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund (free look). Please review your policy carefully for details.
Variable Investment Choices	The policy offers a choice of more than 20 Separate Account divisions within its Separate Account. Each Separate Account division invests in shares of a designated investment fund. You may invest in a maximum of 25 Separate Account divisions at a time.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the Guaranteed Principal Account. Amounts allocated to the Guaranteed Principal Account are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the Guaranteed Principal Account.
Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount;

• change the owner or beneficiary; and

• change your investment selections.

Transfers	Within limitations, you may transfer funds among the Separate Account divisions and the Guaranteed Principal Account. Limitations on transfers are described in the “Risks of the Policy” table and the “Policy Transactions” section. We also offer two automated transfer programs: Automated Account Rebalancing and Automated Account Value Transfer.
Surrenders and Withdrawals	You may surrender your policy, and we will pay you its surrender value. You may also withdraw a part of the surrender value. A withdrawal will reduce your account value, may increase the risk that the policy will terminate, and may reduce the selected face amount of your policy. Surrenders and withdrawals may result in adverse tax consequences.
Loans	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Assignability	You may assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral. Your beneficiary may receive the Death Benefit free of income tax.
Additional Benefits	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. An additional charge may apply if you elect a rider.

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Risks of the Policy

Investment Risks	The value of your policy will fluctuate with the performance of the Separate Account divisions you select. Your Separate Account divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the Separate Account divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the policy value in a short period of time.
Policy Termination	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will have a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium. Termination of your policy may result in adverse tax consequences.
Limitations on Access to Cash Value

• Withdrawals are not available during the first six months of the first policy year.

• The minimum withdrawal amount is $500. A withdrawal charge equal to the lesser of 2% of the amount of the withdrawal or $25 will be deducted from the amount of the withdrawal.

• The withdrawal amount may not exceed the non-loaned account value of the Separate Account division(s) or the Guaranteed Principal Account from which the withdrawal is to be made.

• The maximum withdrawal amount is equal to the cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

Limitations on Transfers

• Transfers from the Guaranteed Principal Account are generally limited to one per policy year and may not exceed the lesser of

(1)25% of your account value in the Guaranteed Principal Account at the time of your transfer or

(2) Your account value in the Guaranteed Principal Account (less any policy debt) less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

• We reserve the right to restrict or reject transfers if we determine the transfers reflect frequent trading or a market-timing strategy, or we are required to restrict or reject by the applicable fund.

• You may maintain account value in a maximum of 25 Separate Account divisions and the Guaranteed Principal Account at any one time.

• We reserve the right to charge a transfer fee for each transfer after twelve transfers in a policy year.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including but not limited to withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of cost basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty.

Existing tax laws that affect this policy may change at any time.

Policy Charge Changes	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force.
Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Amount Deducted
Sales Load Charge [1]	When you pay premium	Maximum: 5%	Current: Not to exceed 5% of each premium
State Premium Tax Charge	When you pay premium	Maximum: This charge will always equal the applicable state rate multiplied by the premium paid	Current: Not to exceed 5% of each premium
Deferred Acquisition Cost (DAC) Tax Charge	When you pay premium	Maximum: This charge will always represent the expense to MassMutual of the deferred acquisition cost tax	Current: Not to exceed 0.25% of each premium
Withdrawal Charge	When you withdraw a portion of your account value from the policy	Maximum: 2% of the amount withdrawn, not to exceed $25 per withdrawal	Current: 2% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Charge	Upon each transfer after the first 12 transfers in a policy year	Maximum: $10	Current: $0

1	The Sales Load Charge varies for each employer group depending on (1) the group enrollment procedures selected by the employer, (2) the total group premium paid by the employer, (3) the size of the employer group, and (4) other factors. Once the Sales Load Charge is set, it will never change for any of the policies issued to individuals under the same group.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Amount Deducted
For policies issued on or before December 16, 2008
Cost of Insurance Charge [1,2]	Monthly, on the policy’s monthly calculation date	Maximum Rate per $1000 of Insurance Risk: • $83.33	Current Range of Rates per $1000 of Insurance Risk: • $0.15 – $83.33
Cost of Insurance Charge for a 45 year old non-smoker in the standard risk classification, with death benefit option 1 [3]	Monthly, on the policy’s monthly calculation date	• $0.36 per $1000 of Insurance Risk	• $0.12 per $1000 of Insurance Risk
For policies issued after December 16, 2008
Cost of Insurance Charge [1,2]	Monthly, on the policy’s monthly calculation date	Maximum Rate per $1000 of Insurance Risk: • $43.15	Current Range of Rates per $1000 of Insurance Risk: • $0.09 – $43.15
Cost of Insurance Charge for a 45 year old non-smoker in the standard risk classification, with death benefit option 1 [3]	Monthly, on the policy’s monthly calculation date	Maximum Rate per $1000 of Insurance Risk • $0.28	Current Rate per $1000 of Insurance Risk • $0.12

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Charge	When Charge is Deducted	Amount Deducted
For policies issued on, before or after December 16, 2008
Administrative Charge	Monthly, on the policy’s monthly calculation date	Maximum: $9 per policy

Current:

(i)   Policies issued as part of an employer sponsored mandatory (basic) insurance program:

• Fewer than 1,000 policies in a case, $5.25 per policy [4]

• 1,000+ policies in a case, $0.00 per policy [5]

(ii) All other policies, $5.25 per policy

Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Maximum Annual Rate: 1.00% of the policy’s average daily net assets in the Separate Account divisions	Current Annual Rate: 0.75% of the policy’s average daily net assets in the Separate Account divisions
Loan Interest Rate Expense Charge [6]	Reduces the interest we credit on the loaned value. We credit loan interest daily	Maximum: 1.25%	Current: 0.75%

All of the monthly charges listed in the table above are deducted from the Guaranteed Principal Account. If the value in the Guaranteed Principal Account is less than the charges, the deficiency will be deducted proportionately from the then current account values in the Separate Account divisions. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The cost of insurance charge rates may vary by a number of factors, including but not limited to, the insured’s issue age, risk classification, selected face amount, policy duration and group rating. This rate may not be representative of the charge that a particular policy owner will pay. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-548-0073.

2	For policies that were issued and where the minimum initial premium was paid on or before December 16, 2008, the maximum cost of insurance rates are based on the 1980 Commissioners’ Standard Ordinary (1980 CSO) Tables. For policies issued or where the minimum initial premium is paid after December 16, 2008, the maximum cost of insurance rates are based on the 2001 Commissioners’ Standard Ordinary (2001 CSO) Table. In all cases, the cost of insurance charge rates reflected in this table are for standard risks.

3	The rates shown for “representative insured” are first year rates for supplemental coverage only. Rates for mandatory coverage for the 1st year are $0.11 (Current Amount Deducted) and $0.48 (Maximum Amount Deducted) for groups issued prior to November 1, 2005 and $0.10 (Current Amount Deducted) and $0.48 (Maximum Amount Deducted) for groups issued on and after November 1, 2005. The rates will increase as the insured ages. For groups issued on and after November 1, 2005, eligibility to maintain these “Current Amount Deducted” rates is contingent upon the group’s meeting our established criteria for this rate class. We reevaluate eligibility for the rate class at five-year intervals from the anniversary of the effective date of the employer’s participation in the group contract.

4	For employer sponsored mandatory (basic) insurance programs, cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the case exceeds 1,000, we will eliminate the monthly Administrative Charge for the policies in that case. Such reduction will take effect within 60 days of the date of the annual review.

5	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the current monthly Administrative Charge for your policy will be $5.25.

6	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.

Rider Charges

This table describes the charges you will pay either at the time you exercise a rider or as ongoing charges associated with a rider.

Charge	When Charge is Deducted	Amount Deducted
Accelerated Benefits Rider	If a claim for Accelerated Benefits is made	Maximum: $250	Current: $0 (there is currently no charge for this rider)
Accidental Death and Dismemberment Rider (AD&D) [1]	Monthly, on the policy’s monthly calculation date	Maximum Range of Rates per $1000 of Insurance Risk: • $0.04 – $0.06	Current Range of Rates per $1000 of Insurance Risk: • $0.04 – $0.06
Accidental Death and Dismemberment Rider charge for a 45 year old, non-smoker, in the standard risk classification [2]	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Insurance Risk: • $0.05

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Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Charges Rider [1]	Monthly, on the policy’s monthly calculation date	Maximum Rate per $1 of Monthly Deduction: [2] • $0.05 – $0.12	Current Rate per $1 of Monthly Deduction: [2] • $0.05 – $0.12
Waiver of Monthly Charges Rider charge for a 45 year old male, non-smoker, in the standard risk classification [3]	Monthly, on the policy’s monthly calculation date	Rate per $1 of Monthly Deduction: • $0.11

1	The accidental death and dismemberment rider charges and the waiver of monthly charges rider charges vary based on the individual characteristics of the insured. These rider charges may not be representative of the charges that a particular policy owner will pay. If you would like information on the accidental death and dismemberment rider charges and the waiver of monthly charges rider charges for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-548-0073.

2	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charge and (c) any applicable rider charges.

3	The rates shown for the “representative insured” are first year rates only.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the Separate Account divisions, you will be subject to the fees and expenses charged by the fund in which that Separate Account division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended
December 31, 2015 (before any waivers or reimbursements).1 Current and future expenses may be higher or lower than those shown. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.28%	1.56%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information.

The information above describes the fees and expenses you pay related to the policy. For information on compensation we may receive from the funds and their advisers and sub-advisers, see “Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the policy, see “Other Information – Distribution.”

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Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	19
Administrative Office	1
attained age	35
application	11, 21, 27
case	10
employer	10
enrollment form	27
face amount	12
free look	12
general investment account	15
good order	11
grace period	20
group contract	10
in force	4, 10
initial selected face amount	12
insurance risk	32
issue date	12
modal term	13
modified endowment contract (MEC)	5, 36
monthly calculation date	12, 20
net investment experience	19
net premium	14
participation agreement	10
policy anniversary	12
policy date	12
policy debt	20
policy debt limit	26
policy termination	5, 20
policy year	13
Separate Account division	4, 15
surrender value	24
valuation date	11
7-pay test	37

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The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers in all 50 states of the U.S. and the District of Columbia and Puerto Rico. Products and services are offered primarily through its career agency system, broker-dealers, insurance brokers, wire houses, consultants and other third-party distributors. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate (GVUL)

Availability

Only certificate owners may elect the variable rider. The certificates are only available to individuals who are members of a group acceptable to MassMutual where the group sponsor such as an employer, sponsoring organization or trust executes a participation agreement requesting participation in a group contract issued by MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as a “policy” or “policies.” We refer to a group of policies sold to individuals with a common employment or other non-insurance motivated relationship as a “case.” We aggregate each individual in a group for purposes of determining:

•	issue dates;
•	policy dates;
•	underwriting classification; and
•	sales load percentages.

The group contract and the participation agreement specify the rights and privileges of the employer or group sponsor. The policy is evidence of coverage under the group contract, and you may exercise all rights and privileges under the policy through the employer or group sponsor. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.

In certain states, the policy is not available as a variable rider to a group flexible premium adjustable life insurance certificate. In these states, the policy is only available as a group flexible premium variable adjustable life insurance certificate issued under a group flexible premium variable adjustable life insurance policy. The policy will still provide you the opportunity to allocate account value to the Separate Account and in all material respects is identical to the variable rider to a group flexible premium adjustable life insurance certificate.

In connection with the offering and sale of the policy, we reserve the right to reject any purchase application.

General Overview

The policy is a life insurance contract between you (owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a Guaranteed Principal Account. Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the Guaranteed Principal Account, and the death benefit option you select. When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit.

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From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. We can only act upon your request if we receive it in “good order.” “Good order” means that all the documents and forms necessary to process a request are complete and received by us at the location designated by us for the particular transaction (e.g., our Administrative Office; our secure website). Contact our Administrative Office to learn what information we require for your request to be in good order. Generally, your request must include the information, documentation, instructions, and/or authorization we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular request is in good order, and we reserve the right to change or waive any good order requirements at any time.

In addition to written requests, we may allow requests by telephone, fax or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone or website.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the NYSE closes is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. See the “When We Pay Death Benefit Proceeds” and the “Other Policy Rights and Limitations” sections. Valuation dates do not include days when the NYSE is not open for trading, which generally includes weekends and major U.S. holidays.

This policy is “participating,” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the written request is signed. However, in certain states, you may not change owners without our approval. We will refuse or accept any requested change of owner on a non-discriminatory basis. Please refer to your policy. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your” in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.

Insured

The insured is the person on whose life the policy is issued. The insured is named in the application for the policy. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance. Generally, we will not issue a policy for an insured who is more than 75 years old.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

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Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request in good order to our Administrative Office. If an irrevocable beneficiary has been named, the owner must have their consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the request in good order.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

To apply for a policy you must send us a completed application. The minimum selected face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s face amount. The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the face amount on the policy date and is listed on the first page of your policy. The “policy date” is the date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates. Your “policy anniversary” is the anniversary of the policy date.

We determine whether to accept or reject the application for the policy. Coverage under the policy generally becomes effective on the policy’s issue date. The policy’s issue date is the date we actually issue the policy. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, then coverage will not begin until the date those items are received in good order at our Administrative Office.

Your Right to Return the Policy

You have the right to examine your policy. If you change your mind about owning it, generally, you may cancel it within 10 calendar days of receiving it (free look). Your election of the variable rider does not increase or decrease the duration of this free look period. If you cancel the policy within the free look period, we will issue you a refund. The free look period may vary depending on your state’s requirements.

The refund equals either:

•	the account value plus any premium deduction(s) and monthly deduction(s) reduced by any loans or withdrawals; or
•	where required by state law, all premiums paid, reduced by any loans or withdrawals.

During the free look period, your net premium payment is held in the Guaranteed Principal Account. If you elect the variable rider after the free look period applicable to your certificate has expired, the net premiums that you pay will be applied among the Guaranteed Principal Account and the Separate Account divisions in accordance with your instructions.

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices.

Replacement of Life Insurance and Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, there may be a surrender charge period for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different. A new policy will also have a new contestability period which generally provides that the insurance company has the right, for a limited time period, to void the policy after it has been in force due to misrepresentation or concealment by the insured in obtaining the policy.

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You should also note that once you have replaced your life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new life insurance policy or annuity contract during the “free look” period.

If you purchase the policy described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial premium payment from the other company for a substantial period of time after we receive your signed application.

Premiums

Premium Payments

There are two premium concepts under the policy:

•	Minimum Initial Premium
•	Modal Term Premium

Minimum Initial Premium.  You must pay the minimum initial premium and submit the application and all other required forms in good order to our Administrative Office before we will issue your variable rider. The minimum initial premium is $500, which can be paid in one lump sum or throughout the first policy year via payroll deduction or by the Pre-Authorized Check (PAC) Premium Payment Service (described below). The policy year is the twelve month period beginning with the policy date, and each successive twelve month period thereafter. The minimum amount for each payroll deduction or PAC premium payment is $50 per month.

There is no $500 minimum initial premium payment requirement to activate the variable rider in states where we issue the policy as a group flexible premium variable adjustable life insurance certificate instead of as a variable rider to a group flexible premium adjustable life insurance certificate.

Modal Term Premium.  Your employer remits the estimated premium amount that is necessary to cover the premium deductions and monthly deductions we assess under the policy during a period of time selected by your employer. We call the estimated premium amount a “modal term premium.” The period of time selected by your employer can be one month, one calendar quarter, a six month period or one year. We call this period of time the “modal term.” We always apply billed modal term premiums to the Guaranteed Principal Account.

We base the modal term premium for a policy upon:

•	cost of insurance rates;
•	the sales load;
•	the state premium tax charge;
•	the deferred acquisition cost tax charge;
•	the administrative charge; and
•	any applicable rider charges.

The modal term premium for your policy may be subject to minimum and maximum amounts depending on:

•	the selected face amount of your policy;
•	the insured’s age; and
•	the employer group.

Please refer to “Appendix A” for the calculation of a hypothetical modal term premium.

The modal term selected by the employer in the participation agreement forms the basis for the billing cycle for your policy. If the employer selects a monthly modal term, then we will send your employer a monthly premium invoice for your policy. If the employer selects a yearly modal term, then we will send your employer an annual premium invoice. The employer may change the selected modal term at any time by written request to us. Your modal term is specified in your policy’s schedule pages.

If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the policy on your own. If you choose to continue the policy, you will become vested in all policy rights previously held by your employer, including the right to change the modal term to any mode but monthly, unless you select the monthly PAC Premium Payment Service (described below).

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There is no penalty if the employer does not pay the modal term premium; however, if the employer does not pay the modal term premium by the premium notice due date, we will deduct that amount from your account value. Payment of this amount does not guarantee coverage for any period of time. Even if the employer pays modal term premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment. (Please refer to “Policy Termination and Reinstatement” in the “Policy Value” section.)

Pre-Authorized Check (PAC) Premium Payment Service.  You may elect to pay premiums by pre-authorized check. If you elect this service, we will automatically deduct premium payments from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” in the “Policy Value” section for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to ten days before the next draft. Withdrawals from your bank account will be made on the designated draft date. We may discontinue the pre-authorized check service and automatically switch you to quarterly payments if:

1.	your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions; or
2.	we are unable to obtain the premium payment from your bank account.

Premium Flexibility

While your policy is in force, you may pay premiums at any time before the death of the insured subject to certain restrictions. Except for the minimum initial premium, so long as you have sufficient account value to keep the policy in force, there are no minimum premium payments under the policy.

We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments must be sent in good order to our Administrative Office.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status.

Additionally, we will follow these procedures:

•	If we receive a subsequent premium payment that would cause the policy to become a MEC, the premium payment will be considered not in good order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC. We will return the remaining portion of the payment to the premium payer.
•	In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next policy anniversary date.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period, because the start of the 7-pay year may no longer coincide with your policy anniversary. Please refer to the “Federal Income Tax Considerations” section.

How and When Your Premium is Allocated

You choose the percentages of your net premiums to be allocated to the Separate Account divisions and/or the Guaranteed Principal Account. Net premium is equal to premium paid less sales load, premium tax charges and federal deferred acquisition cost tax charges. You may choose any percentages (in whole numbers) as long as the total is 100%. You may allocate net premium payments to a maximum of 25 Separate Account divisions and the Guaranteed Principal Account at any time. However, we reserve the right to limit the number of Separate Account divisions to which you can allocate your premiums if the limitation is necessary to protect your policy status as life insurance under federal tax law.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

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A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.

To allocate net premiums or to transfer account value to a 26th Separate Account division, you must transfer 100% of the account value from one or more of your 25 selected Separate Account divisions.

During the free look period, we will apply the initial net premium we receive under certificates to which a variable rider has been added to the Guaranteed Principal Account. At the end of the free look period, we will apply your account value to the Guaranteed Principal Account and/or Separate Account divisions according to your instructions and subject to our current allocation rules.

If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

Investment Choices

The Separate Account

The part of your premium that you invest in your Separate Account divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the policies.

We have established a segment within the Separate Account to receive and invest premium payments for the policies.

Currently, we have established 29 Separate Account divisions within the policies’ designated segment. Each Separate Account division purchases shares in a corresponding fund. Policy owners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions. The Separate Account owns the fund shares. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

We have the right to make certain changes to the Separate Account as described in “Reservation of Company Rights to Change the Policy or Separate Account” in the “Other Information” section.

Underlying Funds

We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

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You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.massmutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	Oppenheimer Government Money Fund/VA (Non-Service) [2]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Fixed Income
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Core Bond Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	Oppenheimer Conservative Balanced Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.

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Type of Fund	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Service Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MFS® Research Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MFS® Growth Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price New America Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Main Street Small Cap Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MFS® New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	T. Rowe Price Mid-Cap Growth Portfolio [3]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	MML Strategic Emerging Markets Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

1	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A Fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

2	An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment as $1.00 per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this fund could be negative.

3	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004 or later.

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Addition, Removal, Closure, or Substitution of Funds.  We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Conflicts of Interest.  The funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds.  We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Administrative Office at the number shown on page 1 of this prospectus.

Compensation and Fund Selection.  When selecting the funds that will be available with MassMutual’s variable contracts, we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.

The Guaranteed Principal Account

In addition to the Separate Account, you may allocate net premium or transfer account value to the Guaranteed Principal Account. Amounts you allocate or transfer to the Guaranteed Principal Account become part of MassMutual’s general account assets, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.

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The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the Guaranteed Principal Account or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, see the “Our Ability to Make Payments Under the Policy” section.

You do not share in the investment experience of those assets. Rather, we guarantee a 3% rate of return on your allocated amount.

For amounts transferred to the Guaranteed Principal Account due to a policy loan, the guaranteed rate is the greater of:

a.	3%; or
b.	the policy loan rate less the current loan interest rate expense charge (this charge is currently 0.75% and will not exceed 1.25%).

We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s monthly calculation date. You bear the risk that no higher rates of interest will be credited.

For more information about our general investment account, refer to the “Our Ability to Make Payments Under the Policy” section.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its account value. The account value has two components:

1.	the variable account value; and
2.	the Guaranteed Principal Account value.

We will calculate your account value on each valuation date. Initially, this value equals the net amount of the first premium you and your employer paid under the policy. This amount is applied to the Guaranteed Principal Account until the expiration of the free look period. The account value is then allocated among the Separate Account divisions and/or the Guaranteed Principal Account according to your instructions, subject to applicable restrictions. We always apply billed modal term premiums paid by the employer to the Guaranteed Principal Account.

Variable Account Value.  Transactions in your Separate Account divisions are all reflected through the purchase and sale of “accumulation units.” For instance, before we invest your net premium payment in a Separate Account division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account;
•	the net investment experience of the Separate Account; and
•	loans deducted from the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

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When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the premium payment allocated to a Separate Account division by the value of the accumulation unit for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each Separate Account division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Guaranteed Principal Account Value.  The Guaranteed Principal Account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the Guaranteed Principal Account from the Separate Account; minus
•	amounts transferred or withdrawn from the Guaranteed Principal Account; and minus
•	monthly charges deducted from the Guaranteed Principal Account.

Interest on the Guaranteed Principal Account

The Guaranteed Principal Account value earns interest at an effective annual rate, credited daily.

For the part of the Guaranteed Principal Account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the loan interest rate expense charge; or
•	3%, if greater.

For the part of the Guaranteed Principal Account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on your policy’s monthly calculation date.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make premium payments. In addition, making premium payments will not guarantee that the policy will remain in force (for example, if the investment experience of the underlying funds has been unfavorable, your cash surrender value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. If the policy is reinstated, any adverse tax consequences that resulted from the termination cannot be reversed. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Policy Termination.  We will not terminate your policy for failure to pay premiums. However, if on a monthly calculation date the account value less any policy debt is insufficient to cover the total monthly deduction, your policy will enter a grace period. We refer to all outstanding loans plus accrued interest as “policy debt.”

Grace Period.  Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you and any assignee a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

a.	61 calendar days after the date it begins; and
b.	30 calendar days after the date we mail you the notice at the last known address shown in our records.

During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly deductions.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value.

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Reinstatement.  For a period of five years after policy termination, you may be able to reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. Before we reinstate the policy, we must receive:

1.	A completed application to reinstate on our administrative form;
2.	Evidence of insurability satisfactory to us;
3.	A premium payment that will produce an account value equal to 3 times the monthly charges due on the monthly calculation date on or next following the date of reinstatement approval; and
4.	If applicable, a signed acknowledgement that the policy will become a modified endowment contract.

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. The policy will be reinstated on the monthly deduction date that is on, or next follows, the date we approve your application (reinstatement date). We will assess monthly charges due to us upon reinstatement of the policy as of the reinstatement date. Your account value at reinstatement will be the premium paid at that time, reduced by any applicable sales load, premium tax charges and federal deferred acquisition cost tax charges and any monthly charges then due. We do not reinstate policy debt.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless reinstatement occurs within 90 calendar days of the end of the grace period. In no situation, however, can adverse tax consequences resulting from lapse with policy debt be reversed.

Policy Transactions

While your policy is in force, you may generally transfer funds among the Separate Account divisions and to or from the Guaranteed Principal Account. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.

All transaction requests must be submitted in good order to our Administrative Office. In addition to written requests, we may allow requests by telephone, website, or fax. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations. We reserve the right to suspend or discontinue telephone, website, and/or fax privileges at any time without notice.

Transfers

You may transfer all or part of a Separate Account division’s account value to any other Separate Account division or the Guaranteed Principal Account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective on the next valuation date.

You can make transfers by written request on our administrative form, by calling our Administrative Office or via our website. In your transfer request, you must indicate the dollar amount or the percentage (in whole numbers) you wish to transfer.

Generally, there is no limit on the number of transfers that you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than twelve (12) transfers in a policy year. This fee will not exceed $10 per transfer. We will consider all transfers made on one valuation date to be one transfer.

You may maintain account value in a maximum of 25 Separate Account divisions and the Guaranteed Principal Account at any one time. If you want to allocate net premium or transfer account value to a 26th Separate Account division, you must transfer 100% of the account value from one or more of the 25 active Separate Account divisions.

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You may transfer account value from the Separate Account to the Guaranteed Principal Account at any time without incurring a fee. You may only transfer account value from the Guaranteed Principal Account to the Separate Account once per policy year. This transfer may not exceed the lesser of:

a.	25% of the Guaranteed Principal Account value (less any policy debt) at the time of your transfer; or
b.	the Guaranteed Principal Account value (less any policy debt) less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

There is one exception to this rule. If:

•	you have transferred 25% of the Guaranteed Principal Account value in each of the previous three policy years; and
•	you have not allocated premium payments or made transfers to the Guaranteed Principal Account during any of the previous three policy years, except as a result of a policy loan, then you may transfer the remainder of the Guaranteed Principal Account value (less any policy debt) out of the Guaranteed Principal Account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the owner to submit transfer requests by regular mail only. We will not accept the owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple

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orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Automated Account Value Transfer

Automated account value transfer allows you to make monthly transfers of account value in a Separate Account division to any combination of Separate Account divisions and the Guaranteed Principal Account. You may maintain value in a total of 25 Separate Account divisions and the Guaranteed Principal Account at any one time. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated account value transfers are not available from more than one Separate Account division or from the Guaranteed Principal Account. We consider this process as one transfer per policy year. We do not charge you for participating in the Automated Account Value Transfer Program.

You can elect, change or cancel automated account value transfer on any valuation date, provided we receive a fully completed written request in good order at our Administrative Office. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after we receive your request in good order at our Administrative Office. If we receive your request before the end of the free look period, your first automated transfer will occur on the valuation date next following the end of this period.

Transfers will occur automatically. However, you must specify:

•	the Separate Account division we are to transfer from;
•	the Separate Account division(s) and/or Guaranteed Principal Account we are to transfer to; and
•	the length of time during which transfers will continue.

If your transfer amount is greater than your account value in the Separate Account division we are transferring from, then we will transfer your remaining value in that Separate Account division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.

We may at any time modify, suspend or terminate the automated account value transfer program without prior notification.

You may not elect automated account value transfer while you have elected automated account re-balancing for your policy.

Automated Account Re-Balancing

Automated account re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your account value in any combination of the Separate Account divisions and the Guaranteed Principal Account. You may maintain value in a total of 25 Separate Account divisions and the Guaranteed Principal Account at any one time. We must receive a fully completed written request in order to begin your Automated Account Re-balancing Program. Then, we will make transfers on a quarterly basis to and from the Separate Account divisions and the Guaranteed Principal Account to re-adjust your account value to your specified percentage. Quarterly re-balancing is based on your policy year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the Automated Account Re-Balancing Program.

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This program allows you to maintain a specific fund allocation. We will re-balance your account value only on a monthly calculation date. We consider automated account re-balancing as one transfer per policy year.

You can elect or cancel automated account re-balancing on any valuation date, provided we receive a fully completed written request in good order at our Administrative Office. You may only change allocation percentages once each policy year. In addition, you may only reduce your allocation to the Guaranteed Principal Account by up to 25% once each policy year.

The effective date of the first automated re-balancing will be the first monthly calculation date after we receive your request in good order at our Administrative Office. If we receive the request before the end of the free look period, your first re-balancing will occur on the valuation date next following the end of the free look period. The Automated Account Re-balancing Program is not subject to the restrictions on transfers from the Guaranteed Principal Account to the Separate Account.

We may at any time modify, suspend or terminate the Automated Account Re-balancing Program without prior notification.

You may participate in either the automated account value transfer program or the Automated Account Re-balancing Program at one time.

Withdrawals

After your policy has been in force for six months, you can withdraw value from your policy. You must send a written request on our administrative form to our Administrative Office.

•	Minimum withdrawal amount: $500 (before deducting the withdrawal charge).
•	Maximum withdrawal amount: account value less any policy debt less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

We deduct a charge of 2.0% of the amount you withdraw. This charge will not exceed $25.00.

We deduct the withdrawal amount from your account value on the valuation date that your request is received in good order at our Administrative Office.

You must specify the Guaranteed Principal Account or the Separate Account division(s) from which the withdrawal is to be made. If you do not specify otherwise, we will withdraw the amount in proportion from your values in the Separate Account divisions and the Guaranteed Principal Account, subject to the following restrictions:

•	an amount equal to any policy debt plus one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the Guaranteed Principal Account; and
•	the withdrawal amount may not exceed the non-loaned account value of the Separate Account division(s) or the Guaranteed Principal Account from which the withdrawal is made.

We will reduce your account value by the amount of the withdrawal, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy will enter a grace period before it terminates. (Please refer to “Policy Termination and Reinstatement” in the “Policy Value” section.) If necessary, we will reduce your policy’s selected face amount upon withdrawal to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability. Withdrawals may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Withdrawal requests will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date will be effective as of the next valuation date. We will normally pay any withdrawal amounts within seven calendar days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the withdrawal amount. (Please refer to “Other Policy Rights and Limitations” in the “Other Information” section.)

Surrenders

You may surrender your policy for its cash surrender value at any time while the policy is in force and the insured is alive. The cash surrender value is equal to:

•	the account value; less
•	any outstanding policy debt.

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There is no surrender charge.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If, however, we receive your surrender request on a date that is not a valuation date or after the end of a valuation date, then your surrender will be effective on the next valuation date.

The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrenders may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section. It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

We will normally pay any surrender amounts within seven calendar days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the surrender amount. (Please refer to “Other Policy Rights and Limitations” in the “Other Information” section.)

Loans

After your policy has been in force for 6 months, you may take a loan from the policy. We charge interest on policy loans, and the interest may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.”

You may repay all or part of your policy debt, but you are not required to do so. We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will permanently affect your policy’s cash surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan.  To take a loan, you must send a written request on our administrative form to our Administrative Office. You must assign your policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the Separate Account divisions and/or the Guaranteed Principal Account, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed.

Maximum Loan Amount.  The maximum loan amount allowed at any time is equal to:

•	90% of your account value at the time of the loan; less
•	any outstanding policy debt before the new loan; less
•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less
•	an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

Payment of Proceeds.  Loans will be effective on the valuation date we receive your written request and all other required documents in good order at our Administrative Office. If, however, we receive your request in good order on a date that is not a valuation date or after the end of a valuation date, then your loan request will be effective on the next valuation date.

On the effective date of the loan, we deduct your requested loan amount from the Separate Account divisions and the Guaranteed Principal Account in proportion to the non-loaned account value of each on the effective date of the loan. However, an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the Guaranteed Principal Account. We liquidate accumulation units in the Separate Account divisions and transfer the resulting dollar amounts to the Guaranteed Principal Account. These dollar

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amounts become part of the loaned portion of the Guaranteed Principal Account. You may not borrow from the loaned portion of the Guaranteed Principal Account.

We will normally pay any loan amounts within seven calendar days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the loan amount. (Please refer to “Other Policy Rights and Limitations” in the “Other Information” section.)

Interest Credited on Loaned Value.  When you take a loan, we transfer an amount equal to the loan to the loan portion of the Guaranteed Principal Account. This amount earns interest at a rate equal to the greater of:

a.	3%; or
b.	the policy loan rate less the loan interest rate expense charge.

The loan interest rate expense charge is currently 0.75%. We guarantee that this charge will not exceed 1.25%.

Loan Interest Rate.  Your employer elects a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate.

Each year we will set the adjustable loan rate that will apply for the next policy year. The maximum adjustable loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service. If this average is no longer published, we will use a substantially similar average. The maximum adjustable loan rate is the greater of:

a.	the published monthly average for the calendar month ending two months before the policy year begins; or
b.	5%.

We will increase the rate if the maximum limit is at least  1⁄2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least  1⁄2% lower than the rate in effect for the previous year.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. Therefore, loan interest will accrue even if the loan check is not cashed. Interest is due on each policy anniversary date. If you do not pay interest when due, we will add the interest to the loan, and it will bear interest at the same rate payable on the loan. Any interest capitalized on a policy anniversary will be treated the same as a new loan. We will deduct this capitalized interest from the Separate Account divisions and the Guaranteed Principal Account in proportion to the non-loaned account values in each.

Effect of a Loan on the Values of the Policy.  A policy loan negatively affects policy values because we reduce the death benefit and cash surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s cash surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the Guaranteed Principal Account. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the Guaranteed Principal Account. The longer a loan is outstanding, the greater the effect on your cash surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and cash surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating. Your policy debt limit is reached when total policy debt exceeds the account value. If this happens, we will notify you in writing. “Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. See the “Federal Income Tax Considerations” section.

Repayment of Loans.  All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order at our Administrative Office. If, however, we receive your loan repayment in good order on a date that is not a valuation date or after the end of a valuation date, then your loan repayment will be effective on the next valuation date.

When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of any applicable charges. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

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Upon repayment, we will transfer values equal to the repayment from the loaned portion of the Guaranteed Principal Account to the non-loaned portion of the Guaranteed Principal Account and the applicable Separate Account division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account division and/or the Guaranteed Principal Account at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the surrender value or death benefit.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid policy termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Face Amount

To qualify as life insurance under Internal Revenue Code of 1986, as amended (IRC) Section 7702, the policy must have a minimum face amount. We determine the minimum face amount by multiplying the account value by the minimum face amount percentage. The percentage depends upon the insured’s age.

Death Benefit Options

In the application or enrollment form, you must choose a selected face amount. We offer two death benefit options. Initially the death benefit option is elected by the employer.

•	Death Benefit Option A – the death benefit is the greater of:
a.	the selected face amount in effect on the date of death; or
b.	the minimum face amount in effect on the date of death.

•	Death Benefit Option B – the death benefit is the greater of:
a.	the sum of the selected face amount in effect on the date of death plus the account value on the date of death; or
b.	the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any account value charges that apply for the period beyond the date of death; and
•	We deduct any policy debt outstanding on the date of death; and
•	We deduct any account charges unpaid as of the date of death.

You should note that under Death Benefit Option A, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. Under Death Benefit Option B, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the Separate Account divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.

Example:
The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.
	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death	$30,000	$50,000
(c) Minimum face amount percentage on date of death:	280%	280%
(d) Minimum face amount (b x c):	$84,000	$140,000
Death benefit if Death Benefit Option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
Death benefit if Death Benefit Option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

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Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the insured is living by written request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the policy anniversary nearest the insured’s 100th birthday. There is no charge for a change in the Death Benefit Option; however the monthly deduction amount will change.

The effective date of any change in the Death Benefit Option will be your first policy anniversary on, or next following, the later of:

a.	15 calendar days after we receive (in good order at our Administrative Office) and approve your written request for such change; or
b.	the requested effective date of the change.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges will change accordingly.

If you increase or decrease the selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Selected Face Amount.  You may increase the selected face amount by sending us a new enrollment form, or by sending us an application if you are no longer associated with your employer. We may request adequate evidence of insurability for an increase.

We will not allow an increase in the selected face amount after the policy anniversary following the insured’s 75th birthday. Any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

a.	15 calendar days after we have received (in good order at our Administrative Office) and approved your written request for such change; or
b.	the requested effective date of the change.

Any increase for policyowners no longer associated with the employer must be at least $5,000.

Decreases in Selected Face Amount.  You may also decrease your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000.

We will not allow a decrease in the selected face amount after the policy anniversary following the insured’s 100th birthday. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the latest of:

a.	15 calendar days after we receive (in good order at our Administrative Office) and approve your written request for such change;
b.	the one year period following the effective date of your previously requested decrease; or
c.	the requested effective date of the change.

A decrease in the policy’s selected face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy has not terminated and it is determined that the claim is valid, we will normally pay the death benefit within seven calendar days after we receive all required documents in good order at our Administrative Office.

We investigate all death claims that occur within two years:

(a)	after the policy is issued;
(b)	after an increase in the selected face amount; or
(c)	after reinstatement.

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These two-year periods are called the policy’s “contestable periods.” We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a selected face amount increase, except for failure to pay premiums.

We generally determine whether the contested claim is valid within five days after we receive the information from the completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.

We can delay payment of the death benefit if the policy has account value invested in the Separate Account on the date of death during any period that:

•	it is not reasonably practicable to determine the amount because the NYSE is not open for trading, except for normal weekend or holiday closings;
•	trading is restricted by the SEC;
•	the SEC determines that an emergency exists; or
•	the SEC, by order, permits us to delay payment for the protection of our policy owners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the Guaranteed Principal Account.

Fixed Amount Payment Option	We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount we hold runs out. The last payment will be for balance only.
Fixed Time Payment Option

We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

• the total amount applied;

• the period selected; and

• the monthly interest rate we credit to the unpaid balance.

Lifetime Payment Option

We make equal monthly payments on the life of a named person. Three variations are available:

• Payments for life only;

• Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

• Payments guaranteed for the amount applied or the death of the named person, whichever is later.

Interest Payment Option	We hold any amount applied under this option. We will pay interest monthly on the amount at an effective annual rate determined by us. This rate will not be less than 3% per year on the unpaid balance.

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Joint Lifetime Payment Option

We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

• Payments guaranteed for 10 years or when both named persons die, whichever is later; and

• Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

Joint Lifetime Payment Option with Reduced Payments to Survivor	We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce the payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

The minimum amount that can be applied under a payment option is $2,000 per beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the fixed amount and interest payment options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Although the Death Benefit is generally excludible from the income of the beneficiary who receives it, interest on the Death Benefit is includible in the beneficiary’s income in the year such interest is credited.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years from the issue date, we will refund the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.
•	If the death occurs after two years from the issue date but within two years from an increase in the selected face amount, we will refund the sum of the monthly charges associated with the selected face amount increase.

Misstatement of Age

If the insured’s age is misstated in the application, or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly cost of insurance charges using the correct age. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums.  Prior to applying your premium to the Guaranteed Principal Account or the selected Separate Account divisions, we deduct a sales load, state premium tax and a deferred acquisition cost tax charge from your premium.

Sales Load Charge.  We deduct a sales load from your premium for the expenses related to the sale and distribution of the policies. The sales load varies for each employer group depending on:

•	group enrollment procedures selected by the employer;
•	total group premium paid by the employer;
•	the size of the employer group; and
•	other factors.

Once the charge is set, it will never change for any of the policies issued to individuals under the same group. The maximum sales load charge that we can deduct is 5% of each premium.

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The amount of the sales load in a policy year is not necessarily related to our actual sales expenses for that particular year. To the extent that our sales expenses are not covered by the sales load, they will be recovered from our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.

State Premium Tax Charge.  States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against us by the states. The state rate will be either the Massachusetts rate or the applicable state rate. We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify us of any residence change. Any change in this charge will be effective immediately. The current range of this charge is 0% to 5% of each premium.

Deferred Acquisition Cost (DAC) Tax Charge.  This charge is related to our federal income tax burden, under IRC Section 848. The current charge is 0% to 0.25% of each premium. This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.

Transfer Charge.  We currently allow you to make 12 transfers each policy year free of charge. We reserve the right to assess a charge for transfers if there are more than 12 in a policy year. The charge will not exceed $10 for each additional transfer. We will deduct any transfer charge from the amount being transferred. If imposed, the fee will reimburse us for processing the transfer.

For purposes of assessing a transfer charge, we consider all transfers made on one valuation date to be one transfer. We consider all transfers made in connection with automated account value transfer, and all transfers made in connection with automated account re-balancing, as one transfer per policy year. Transfers made in connection with loans, however, do not count as transfers for the purpose of assessing a transfer charge. (See the “Policy Transactions” section.)

Withdrawal Charge.  If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal charge from the amount withdrawn.) This charge reimburses us for processing the withdrawal.

Surrender Charges.  There are no surrender charges.

Periodic Charges

Loan Interest Rate Expense Charge.  We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The maximum loan interest rate expense charge is 1.25%. It is deducted from the policy loan rate to determine the interest rate we use to credit interest to the loaned portion of the Guaranteed Principal Account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date:

•	An administrative charge;
•	A cost of insurance charge; and
•	Any rider charge (if applicable).

We deduct the monthly account value charges from the Guaranteed Principal Account on each monthly calculation date. If the value in the Guaranteed Principal Account is less than the account value charge, then we will deduct the deficiency from the Separate Account pro rata according to the account value in the Separate Account divisions.

Administrative Charge.  We deduct a monthly charge for costs we incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policy owners. The maximum administrative charge is $9.00 per month.

Cost of Insurance Charge.  We refer to this charge as the “Mortality Charge” in your policy.

The cost of insurance charge compensates us for providing you with life insurance protection. We expect to profit from this charge and may use these profits for any lawful purpose. We deduct a cost of insurance charge based on your policy’s insurance risk. This charge is deducted first from the Guaranteed Principal Account until the Guaranteed Principal Account value is exhausted. Any remaining charge not deducted from the Guaranteed Principal Account will be deducted from the divisions of the Separate Account in proportion to the value in each as of the date of the deduction.

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We determine the cost of insurance separately for the initial face amount and for any increases in face amount. If we approve an increase in face amount, then a different cost of insurance charge may apply to the increase, based on the insured’s circumstances at the time of the increase.

The maximum or guaranteed cost of insurance charge rates associated with your policy are shown in the policy’s schedule pages. For policies issued and where the minimum initial premium was paid on or before December 16, 2008, they are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Table, Table B (80% male), non-smoker or smoker table, and age of the insured based on his/her last birthday. For policies issued or where the minimum initial premium is paid after December 16, 2008, they are calculated using the 2001 Commissioners’ Standard Ordinary Mortality Table and age of the insured based on his/her last birthday.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors, including but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current cost of insurance charge rates are based on the insured’s issue age and the rate class to which the policy belongs. Rate class is based on risk classification (which may include smoking status) and group rating (including whether coverage is mandatory or voluntary). Within a rate class, cost of insurance charge rates generally increase as the insured’s age increases and may vary with the number of years coverage has been in force, the group’s status and whether the insured continues to be employed by or associated with the sponsoring employer or group.

How the Cost of Insurance Charge is Calculated

We calculate the cost of insurance charge on the first day of each policy month by multiplying the current cost of insurance charge rate by a discounted insurance risk. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

The insurance risk is the difference between:

•	the amount of death benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year; and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following two steps describe how we calculate the insurance charge for your policy:

Step 1:	We calculate the insurance risk for your policy:

a.	We divide the amount of the death benefit available under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024663; and
b.	We subtract your policy’s account value at the beginning of the policy month (before deduction of the monthly cost of insurance charge) from the amount we calculated in 1(a) above.

Step 2:	We multiply the insurance risk by the cost of insurance charge rate. This amount is your cost of insurance charge.

Additional Information about the Cost of Insurance Charge

We will apply any changes in the cost of insurance charges in a manner not unfairly discriminatory to policy owners. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your cost of insurance charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of the insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments;
•	investment performance;
•	fees and charges assessed;
•	rider charges;
•	withdrawals;
•	policy loans;
•	changes to the selected face amount; and
•	changes to the death benefit option.

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Rider Charges.  You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge.  We refer to this charge as the “Net Investment Factor Asset Charge” in your policy.

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum or guaranteed percentage is 1.0%.

The charge is deducted from the Separate Account but not from the Guaranteed Principal Account.

This charge compensates us for the mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.

The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the administrative charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Other Charges

We do not currently charge the Separate Account divisions for federal income taxes attributable to them. However, we reserve the right to eventually charge the Separate Account divisions to provide for future federal income tax liability of the Separate Account divisions.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of insureds;
•	the total premium expected to be paid;
•	total assets under management for the policy owner;
•	the nature of the relationship among individual insureds;
•	the purpose for which the policies are being purchased;
•	the expected persistency of individual policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services. Any reduction in charges may be discontinued after policy termination of employment or other relationship or if the employer is no longer sponsoring the program.

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Other Benefits Available Under The Policy

At your employer’s request, the policy can include additional benefits. We approve these benefits based on our standards and limits for issuing insurance and classifying risks. Any additional benefit we provide by rider is subject to the terms of both the rider and the policy. We generally deduct the cost of any rider as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a one-time fee when you exercise the rider. Subject to state availability, the following riders are available.

Accelerated Benefits Rider.  This rider permits part of the proceeds of the policy to be available before death if the insured becomes terminally ill. We will require proof, satisfactory to us, that the insured is terminally ill and is not expected to live longer than 12 months prior to activation of the rider. In return for the advanced payment, we establish a lien against the policy, equal to the amount of the accelerated benefit. We do not charge interest against the lien. This rider is available under all policies. If a claim is made under this rider, then we will assess a charge of no more than $250. There is currently no charge for this rider.

Accidental Death and Dismemberment Rider.  With this rider we will pay a benefit equal to a percentage of the accidental death and dismemberment rider face amount specified in the following table if the insured dies or becomes dismembered due to accidental causes prior to attaining age 65. The rider’s selected face amount will be the lesser of the policy’s selected face amount or $500,000. Your employer determines whether this rider becomes available under your policy. There is an additional charge for this rider that varies based on the individual characteristics of the insured. You can only elect this rider in the policy’s application.

Loss of	Percent of Rider Face Amount Payable
Life	100%
Both Legs or Feet	100%
Both Arms or Hands	100%
Sight of Both Eyes	100%
One Leg/Foot and Sight of One Eye	100%
One Arm/Hand and Sight of One Eye	100%
One Leg/Foot or One Arm/Hand	50%
Sight of One Eye	50%

Waiver of Monthly Charges Rider.  Under this rider we will waive the account value charges of your policy if:

•	the insured becomes totally disabled before the policy anniversary after the insured’s 65th birthday; and
•	such total disability continues for 6 months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

•	the insured is no longer totally disabled; or
•	you do not give us the required satisfactory proof of continued total disability; or
•	the insured fails or refuses to have a required examination; or
•	the policy anniversary date after the insured’s 65th birthday, or, if later, the date two years from the date the total disability began.

We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured. You can only elect this rider in the policy’s application.

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Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information presented is not written or intended as tax or legal advice. You are encouraged to seek tax and legal advice from a qualified tax advisor. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See “Modified Endowment Contracts” later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued; and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your cost basis in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

1.	amount of outstanding policy debt at or near the maximum loan value;
2.	unfavorable investment results affecting your policy account value;
3.	increasing monthly policy charge rates due to increasing attained ages of the insureds (An insured’s “attained age” is equal to his or her issue age plus the number of completed policy years.);
4.	high or increasing amount of insurance risk, depending on death benefit option and changing account value; and
5.	increasing policy loan rates if the adjustable policy loan rate is in effect.

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One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various Separate Account divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each Separate Account division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of Separate Account divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

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If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59 1⁄2; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

a.	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period we will retest the policy using the lower benefit amount from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning with the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 calendar days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new 7-pay test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

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Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.

Employer-Owned Policies

The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

a.	the employer intends to insure the employee’s life;
b.	the maximum face amount for which the employee could be insured at the time the contract was issued; and
c.	the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

If the owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax.

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Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Federal Income Tax Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for federal income tax. Owners can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

1.	proof of residency (in accordance with IRS requirements); and
2.	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final regulations issued in 2013, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

39

Other Information

Paid-up Policy Date

The paid-up policy date is the policy anniversary after the insured’s 100th birthday. On and after this date, your selected face amount will equal the account value. As of this date and thereafter, the death benefit option will be Death Benefit Option A, the charge for cost of insurance will be $0 and we will no longer accept premium payments. We will continue to deduct any other account value charges. Your payment of premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Distribution

The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the separate account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the policies.

Commissions.  Commissions are paid to MMLIS and all broker-dealers who sell the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker dealers.

Commissions are a percentage of premiums paid under the policies. Commissions will not exceed 30% of premiums, plus 0.20% of the policy’s average annual variable account value.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by MMLIS registered representatives.

Additional Compensation Paid to Certain Broker-Dealers.  In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. This additional compensation is not offered to all broker-dealers and the terms of the arrangements may differ among broker-dealers. Any such compensation will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you.

Compensation in General.  The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

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Other Policy Rights and Limitations

Right to Assign the Policy.  You may assign your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. In certain states, you cannot assign the policy without our approval. We will refuse or accept any request to assign the policy on a non-discriminatory basis. Please refer to your policy. For any assignment we allow to be binding on us, we must receive, in good order, written notice of the assignment and a signed assignment in proper form at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Dividends.  Each year we determine the money available to pay dividends. We then determine if we will pay any dividend under this policy. If any dividends are paid to this policy, they will be paid on your policy anniversary. We do not expect to pay any dividends under this policy.

Your Voting Rights.  We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those Separate Account divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that Separate Account division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product.  Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:

1.	the limitations on account value access; and
2.	the impact of account value fluctuations on variable death benefit options.

Deferral of Payments.  We may delay payment of any surrenders, withdrawals and loan proceeds from the Guaranteed Principal Account for up to 6 months from the date the request is received at our Administrative Office.

We may suspend or postpone transfers from the Separate Account divisions, or delay payment of any surrenders, withdrawals, loan proceeds, and death benefits from the Separate Account during any period when:

•	it is not reasonably practicable for us to determine the amount because the NYSE is not open for trading, except for normal weekend or holiday closings, or trading is restricted by the SEC;
•	the SEC determines that an emergency exists; or
•	the SEC permits us to delay payment for the protection of our policy owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.

If we delay payment of a surrender or withdrawal for 30 calendar days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

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Possible Restrictions on Financial Transactions.  Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes.  We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and make certain material changes to the structure and operation of the Separate Account, including, among other things:

•	create new divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	eliminate divisions of the Separate Account;
•	close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;
•	combine the Separate Account or any Separate Account divisions with one or more different separate accounts or Separate Account divisions;
•	transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and
•	change the name of the Separate Account.

Computer System Failures and Cybersecurity

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of the computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

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Our Ability to Make Payments Under the Policy

Our Claims Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

Obligations of Our Separate Account.  Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “The Separate Account” section.

Obligations of Our General Investment Account.  Net premium and account value you allocate to the Guaranteed Principal Account is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the Guaranteed Principal Account as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the 1933 Act or the 1940 Act. As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the Separate Account are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

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Appendix A

Modal Term Premium Calculation

The modal term premium is an estimate of the premium that will be sufficient to cover the premium deductions and the monthly deduction for the modal term. It equals the monthly deduction(s) during the modal term divided by 1 less the premium deduction discounted at a rate no lower than the monthly equivalent of the minimum annual interest rate for the Guaranteed Principal Account.

Example:

a.	Specified Amount:	$250,000
b.	Monthly Guaranteed Interest at 3%	.246627%
c.	NAAR = a./(1 + b.):	$249,384.95
d.	Monthly COI Rate:	$.00014075
e.	Monthly COI Charge = c. x d.:	$35.10
f.	Monthly Policy Fee:	$5.25
g.	Monthly Deduction Before Premium Load = e. + f.:	$40.35
h.	Premium Load:	3%
i.	Monthly Deduction = g./(1 – h.):	$41.60
j.	Monthly Annuity Due at 3%:	11.83895088
k.	Annual Modal Term Premium = i. x j.:	$492.49

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The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:

Massachusetts Mutual Life Insurance Company

LCM Document Management Hub

1295 State Street

PO Box 2488

Springfield, MA 01101-2488

1-800-548-0073

(Fax) 1-860-562-6154

(E-mail) LCMClientServices@massmutual.com

www.massmutual.com

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Securities Act file number: 333-22557

Class (Contract) Identifier: C000027261

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2016

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2016 for the Strategic Group Variable Universal Life® (GVUL) policy. The GVUL policy and its prospectus may be referred to in this SAI.

For a copy of the GVUL prospectus, contact your registered representative, our Administrative Office by mail at Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, PO Box 2488, Springfield, Massachusetts 01101-2488, or by phone (1-800-548-0073), by Fax at 1-860-562-6154, or by email at LCMClientServices@massmutual.com, or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at www.sec.gov.

	SAI	Prospectus
General Information and History	2
Company	2	10
The Separate Account	2	15

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Benefits Available by Rider	3	34

Underwriters	5	40
Commissions	5

Additional Information	6
Underwriting Procedures	6
Increases in Selected Face Amount	6	28

Performance Data	7

Experts	7

Financial Statements	8
The Registrant	8
The Depositor	8

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

GENERAL INFORMATION AND HISTORY

Company

In this SAI, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers in all 50 states of the U.S. and the District of Columbia and Puerto Rico. Products and services are offered primarily through its career agency system, broker-dealers, insurance brokers, wire houses, consultants and other third-party distributors. MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

Each year within 30 calendar days after the policy anniversary, we will provide the owner a report showing:

•	the account value at the beginning of the previous policy year;

•	all premiums paid since that time;

•	all additions to and deductions from the account value during the policy year; and

•	the account value, death benefit, cash surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

Benefits Available by Rider

Accelerated Benefits Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met:

1.  we receive the owner’s written request for payment of an accelerated death benefit under the policy;

2.  we receive the insured’s written authorization to release medical records to us;

3.  we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy; and

4.  we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of the base policy death benefit over the account value. The Eligible Amount does not include any amount payable upon the death of the insured under any life insurance rider that does not provide level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date an accelerated benefit payment is made;

•	if the base policy terminates;

•	if the base policy matures;

•	the base policy is changed to a different policy on which the rider is not available; or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

Accidental Death and Dismemberment Rider. This rider provides a benefit if the insured dies or becomes dismembered due to accidental causes prior to attaining age 65, when we receive proof, satisfactory to us, of accidental death or loss of hand, foot or sight. Proof of claim must be received at our Administrative Office while the policy is in force and within 180 days of the injury.

An accidental death benefit is not paid in addition to a benefit paid for the loss of hand, foot or sight. Reference to loss of a hand means severance at or above the wrist. Reference to loss of a foot means severance at or above the ankle. Reference to loss of sight means total loss of sight which cannot be recovered.

A surgically reattached hand or foot will be deemed a “permanent loss” if, 12 months after reattachment, the limb has regained less than 50% of its normal function. Under no circumstances will the benefit payable under this rider be more than 100% of the amount of benefit for this rider.

There are some exclusions to the coverage provided by this rider. No accidental death or loss will be payable if the insured’s death or loss results directly or indirectly from any of these causes.

•	Suicide—Suicide, while the insured is sane or insane.

•	War—War, declared or undeclared, or any act of war.

•	Military Service—Service in the military forces of any country at war or in any civilian noncombatant unit serving with those forces. “War” includes undeclared war and any act of war. “Country” includes any international organization or group of countries.

•	Aviation—Travel in, or descent from or with, any kind of aircraft aboard which the insured is a pilot or crew member or is giving or receiving any training. “Crew member” includes anyone who has any duty aboard the aircraft.

•	Natural Causes—Bodily or mental illness, disease, or infirmity of any kind, or medical or surgical treatment for any of these.

•	Drug—The taking or injection of any drug, hypnotic, or narcotic, accidentally or otherwise.

•	Felony—Injury received while committing a felony.

This rider ends automatically:

•	On the Certificate Anniversary Date after the insured’s 65th birthday; or

•	Upon the termination of this certificate for any reason.

This rider may be cancelled by the owner’s written request. Cancellation will take effect on the monthly calculation date that is on, or next follows, the date we receive the written request at our Administrative Office.

Waiver of Monthly Charges Rider. Under this rider, we will waive monthly charges due for the policy while the insured is totally disabled as defined in the rider.

Proof of claim must be received at our Administrative Office while the insured is living and during the continuance of total disability. Also, it must be received within one year after the earlier of:

1.  the policy anniversary date nearest the insured’s 65th birthday; and

2.  termination of the policy.

However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible.

This rider may be cancelled by the owner’s written request. Cancellation will take effect on the monthly calculation date that is on, or next follows, the date we receive the written request at our Administrative Office.

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

4

UNDERWRITERS

The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements (Distribution Agreements) with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter for the policies sold by registered representatives of other broker-dealers who have entered into Distribution Agreements with MML Distributors.

MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MML Distributors is located at 100 Bright Meadow Boulevard, Enfield, CT 06082-1981. MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS and MML Distributors were paid the compensation amounts shown below for their actions as principal underwriters for the policies described in the prospectus.

Year	MMLIS	MML Distributors
2015	$127,235	$1,445
2014	$42,756	$265
2013	$48,021	$814

Commissions

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MML Distributors as shown below.

Year	MMLIS	MML Distributors
2015	$1,495,069	$629,718
2014	$1,519,121	$756,273
2013	$1,520,588	$706,265

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of FINRA (selling brokers). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

Agents or selling brokers who sell the policy receive commissions as a percentage of the premium paid. General Agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 30% of premiums, plus 0.20% of the policy’s average annual variable account value.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives may also receive commission overrides, allowance and other compensations.

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

5

Agents and General Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

The offering is on a continuous basis.

ADDITIONAL INFORMATION

Underwriting Procedures

Before we issue a certificate to an individual evidencing insurance under a group universal life insurance policy offered by MassMutual, we will require evidence of insurability. This means that:

1.  you must complete an application and submit it to our Administrative Office; and

2.  we may require that the insured have a medical examination.

Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

We do not require underwriting prior to the issuance of the variable rider to the certificate.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy’s schedule pages, which are based on:

i.  the 1980 Commissioners’ Standard Ordinary Mortality Table, Table B (80% male), non-smoker or smoker table, and age of the insured based on his/her last birthday for policies issued and where the minimum initial premium was paid on or before December 16, 2008; or

ii.  the 2001 Commissioners’ Standard Ordinary Mortality Table and age of the insured based on his/her last birthday for policies issued or where the minimum initial premium is paid after December 16, 2008.

Increases in Selected Face Amount

Additional coverage acquired in accordance with an increase in face amount will incur cost of insurance charges on the same basis as the original policy. Following an increase in face amount, account values and premium payments are applied to the total contract, with no distinct assignment to the original policy and the increased portion.

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

6

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for Strategic Group Variable Universal Life® on our website at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-548-0073, Monday—Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2015 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2015 and 2014, and for the three-year period ended December 31, 2015, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 19, 2016 states that the Company prepared the financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

7

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2015

Statements of Operations and Changes in Net Assets for the years ended December 31, 2015 and 2014

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2015 and 2014

Statutory Statements of Operations for the years ended December 31, 2015, 2014 and 2013

Statutory Statements of Changes in Surplus for the years ended December 31, 2015, 2014 and 2013

Statutory Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013

Notes to Statutory Financial Statements

Strategic Group Variable Universal Life® (Strategic GVUL)

Statement of Additional Information

8

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2015, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2015, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 3, 2016

LA2050	F-1

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)

ASSETS
Investments
Number of shares	2,726,994	16,109	1,345,513	899,449	630,881	495,946	1,907,018	196,237	1,997	661,076	1,313	119,193

Identified cost	$18,823,366	$151,278	$8,620,965	$15,759,490	$24,131,529	$6,084,455	$50,371,532	$5,041,532	$89,520	$10,819,629	$14,110	$1,960,267

Value	$23,370,337	$161,411	$11,907,794	$18,393,729	$28,414,873	$7,528,465	$64,686,037	$6,630,837	$130,970	$11,687,827	$12,328	$1,727,108
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	1,358	270	998	1,554	-	-	-	-	-	-

Total assets	23,370,337	161,411	11,909,152	18,393,999	28,415,871	7,530,019	64,686,037	6,630,837	130,970	11,687,827	12,328	1,727,108

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	56,856	7	-	-	-	-	1,767	11	8	30,086	11	34

NET ASSETS	$23,313,481	$161,404	$11,909,152	$18,393,999	$28,415,871	$7,530,019	$64,684,270	$6,630,826	$130,962	$11,657,741	$12,317	$1,727,074

Outstanding units
Policy owners	12,823,297	145,685	4,670,239	7,815,261	11,207,831	3,134,821	23,727,342	2,550,500	101,707	3,907,673	6,214	380,053

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.67	-	3.10	-	-	-	-	-	-	-	2.05	4.76
Variable Life Select	1.78	-	-	-	-	-	2.68	-	-	-	-	-
Strategic Group Variable Universal Life®	1.80	-	2.44	-	-	-	-	2.57	-	-	-	-
Survivorship Variable Universal Life	2.17	-	2.71	2.51	2.72	2.54	3.44	-	-	3.19	-	-
Variable Universal Life	1.91	-	2.61	2.41	2.62	2.34	2.87	-	-	3.07	-	-
Strategic Variable Life® Plus	1.59	1.11	2.96	-	-	-	-	2.71	1.29	-	1.89	4.48
Survivorship Variable Universal Life II	1.72	-	2.71	2.51	2.72	2.45	2.50	-	-	3.19	-	-
Variable Universal Life II
Tier 1	1.80	-	2.54	2.35	2.55	2.40	2.72	-	-	2.99	-	-
Tier 2	2.16	-	2.34	2.26	2.29	2.33	2.78	-	-	2.57	-	-
VUL GuardSM
Tier 1	2.44	-	2.63	2.43	2.64	3.02	3.20	-	-	3.09	-	-
Tier 2	2.04	-	2.20	2.13	2.16	2.19	2.61	-	-	2.42	-	-
Tier 3	1.98	-	2.13	2.07	2.09	2.13	2.53	-	-	2.35	-	-
Tier 4	2.00	-	2.16	2.09	2.12	2.15	2.56	-	-	2.38	-	-
Survivorship VUL GuardSM
Tier 1	1.86	-	1.95	1.98	2.01	2.12	2.44	-	-	2.13	-	-
Tier 2	1.88	-	1.97	2.01	2.03	2.14	2.47	-	-	2.16	-	-
Tier 3	1.90	-	1.99	2.03	2.06	2.16	2.50	-	-	2.18	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	2.40	-	-	-	-	-
Tier 2	-	-	-	-	-	-	2.41	-	-	-	-	-
Tier 3	-	-	-	-	-	-	2.43	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	0.98	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

ASSETS
Investments
Number of shares	423,612	17,906	5,971	58,710	102,257	151,909	4,534	152,745	461,781	4,594	199,036	5,188

Identified cost	$5,662,109	$165,507	$66,237	$1,089,874	$2,464,486	$2,451,792	$125,414	$4,490,423	$16,738,961	$166,715	$5,942,082	$189,625

Value	$6,616,818	$164,561	$99,775	$1,366,186	$3,246,658	$2,860,454	$136,375	$4,828,267	$16,794,975	$161,146	$8,009,227	$205,094
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	5,529	-	-	46	-	-	-	41	-	-	74	-

Total assets	6,622,347	164,561	99,775	1,366,232	3,246,658	2,860,454	136,375	4,828,308	16,794,975	161,146	8,009,301	205,094

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	8	10	-	11,671	262	7	-	4,788	43	-	33

NET ASSETS	$6,622,347	$164,553	$99,765	$1,366,232	$3,234,987	$2,860,192	$136,368	$4,828,308	$16,790,187	$161,103	$8,009,301	$205,061

Outstanding units
Policy owners	3,870,281	120,212	52,537	1,138,379	1,042,490	2,583,348	62,316	1,986,602	7,285,204	52,719	7,100,500	107,614

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.23	-	2.24	-	-	-	-	-	1.93	-	0.96	-
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.92	-	-	1.25	3.32	1.26	-	2.59	-	-	-	-
Variable Universal Life	1.56	-	-	1.20	3.19	1.21	-	2.49	1.88	-	0.94	-
Strategic Variable Life® Plus	1.87	1.37	1.88	-	-	-	2.19	-	1.85	-	0.92	-
Survivorship Variable Universal Life II	1.64	-	-	1.25	3.32	1.26	-	2.59	1.97	-	0.99	-
Variable Universal Life II
Tier 1	1.73	-	-	1.17	3.11	1.04	-	2.43	2.48	-	1.24	-
Tier 2	2.37	-	-	1.06	3.06	2.05	-	2.44	3.37	-	1.83	-
VUL GuardSM
Tier 1	2.57	-	-	1.21	3.21	2.65	-	2.51	-	3.47	-	2.02
Tier 2	2.23	-	-	1.00	2.88	1.93	-	2.29	-	3.07	-	1.67
Tier 3	2.16	-	-	0.97	2.80	1.87	-	2.23	-	2.98	-	1.62
Tier 4	2.19	-	-	0.98	2.83	1.90	-	2.25	-	3.02	-	1.64
Survivorship VUL GuardSM
Tier 1	2.12	-	-	0.94	2.66	2.19	-	2.19	-	2.82	-	1.67
Tier 2	2.14	-	-	0.95	2.69	2.22	-	2.22	-	2.85	-	1.69
Tier 3	2.16	-	-	0.96	2.72	2.24	-	2.24	-	2.88	-	1.71
Variable Universal Life III
Tier 1	-	-	-	1.87	2.66	2.57	-	-	-	-	-	-
Tier 2	-	-	-	1.88	2.68	2.59	-	-	-	-	-	-
Tier 3	-	-	-	1.89	2.70	2.61	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

ASSETS
Investments
Number of shares	44,370	22,214	336,466	105,079	98,784	76,143	1,254,048	432,028	51,983	2,894,468	18,246	2,503,956

Identified cost	$1,235,184	$533,798	$5,624,275	$1,991,273	$1,124,900	$856,840	$22,759,989	$5,964,006	$581,975	$64,306,054	$226,748	$43,866,647

Value	$1,782,352	$590,439	$5,211,858	$2,803,504	$997,722	$765,235	$27,868,269	$6,821,720	$510,990	$78,384,801	$206,001	$62,098,110
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	7	-	61	-	-	360	6,895	4,925	-	7,223	-	9,515

Total assets	1,782,359	590,439	5,211,919	2,803,504	997,722	765,595	27,875,164	6,826,645	510,990	78,392,024	206,001	62,107,625

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	27	-	42	34	-	-	-	17	-	17	-

NET ASSETS	$1,782,359	$590,412	$5,211,919	$2,803,462	$997,688	$765,595	$27,875,164	$6,826,645	$510,973	$78,392,024	$205,984	$62,107,625

Outstanding units
Policy owners	844,171	228,537	1,757,337	1,266,534	502,025	507,071	9,607,247	4,273,783	395,753	28,312,661	105,150	31,339,147

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$7.22	$-	$-	$7.46	$-	$1.67
Large Case Variable Life Plus	-	-	-	-	-	-	5.97	-	-	6.07	-	3.97
Strategic Variable Life®	2.52	-	3.79	2.30	-	-	3.50	1.19	-	3.39	-	3.24
Variable Life Select	-	-	-	-	-	-	3.31	-	-	3.19	-	1.81
Strategic Group Variable Universal Life®	2.04	-	3.02	1.91	1.35	1.25	-	1.55	1.22	1.46	-	2.48
Survivorship Variable Universal Life	-	2.75	3.07	-	-	-	2.21	1.74	-	1.82	-	2.27
Variable Universal Life	-	2.65	2.96	-	-	-	2.03	1.24	-	1.69	-	1.97
Strategic Variable Life® Plus	2.12	-	3.31	2.01	-	-	2.00	1.14	-	1.65	-	1.87
Survivorship Variable Universal Life II	-	2.75	3.07	-	-	-	2.12	1.30	-	1.82	-	1.74
Variable Universal Life II
Tier 1	-	2.59	2.88	-	-	-	2.03	1.55	-	1.66	-	1.87
Tier 2	-	2.48	2.37	-	-	-	2.26	2.27	-	2.13	-	2.36
VUL GuardSM
Tier 1	-	2.67	2.98	-	-	-	2.39	2.47	-	2.39	-	2.63
Tier 2	-	2.33	2.23	-	-	-	2.12	2.14	-	2.01	-	2.22
Tier 3	-	2.26	2.17	-	-	-	2.06	2.08	-	1.95	-	2.16
Tier 4	-	2.29	2.19	-	-	-	2.09	2.10	-	1.97	-	2.18
Survivorship VUL GuardSM
Tier 1	-	2.21	2.54	-	-	-	2.00	2.12	-	1.83	-	2.08
Tier 2	-	2.24	2.57	-	-	-	2.02	2.15	-	1.85	-	2.10
Tier 3	-	2.26	2.60	-	-	-	2.04	2.17	-	1.87	-	2.12
Variable Universal Life III
Tier 1	-	-	-	-	2.16	1.81	-	3.00	1.74	2.13	1.95	2.31
Tier 2	-	-	-	-	2.17	1.83	-	3.03	1.75	2.14	1.96	2.33
Tier 3	-	-	-	-	2.19	1.84	-	3.05	1.76	2.16	1.98	2.35
Strategic Group Variable Universal Life® II	-	-	-	-	0.98	0.99	0.99	1.00	0.99	0.97	0.97	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division

ASSETS
Investments
Number of shares	14,411	8,563	14,301	165,863	13,572	455,241	2,950,803	676,428	25,718	25,480	58,036	20,587,386

Identified cost	$148,512	$105,530	$171,256	$1,788,679	$146,153	$4,982,457	$37,244,600	$8,023,112	$416,700	$294,464	$662,547	$20,566,579

Value	$136,760	$102,161	$188,483	$1,607,213	$154,041	$4,511,438	$36,330,605	$9,653,465	$398,636	$273,655	$618,666	$20,565,336
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	2
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	1,785	-	102	-	-	833

Total assets	136,760	102,161	188,483	1,607,213	154,041	4,511,438	36,332,390	9,653,465	398,738	273,655	618,666	20,566,171

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	17	7	17	5	23	140	-	37	-	18	44	-

NET ASSETS	$136,743	$102,154	$188,466	$1,607,208	$154,018	$4,511,298	$36,332,390	$9,653,428	$398,738	$273,637	$618,622	$20,566,171

Outstanding units
Policy owners	91,302	47,430	85,526	842,927	78,986	3,048,075	16,141,060	5,960,715	126,669	107,789	383,238	17,437,970

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$5.05	$-	$-	$-	$-	$2.13
Large Case Variable Life Plus	-	-	-	-	-	-	4.43	-	-	-	-	1.87
Strategic Variable Life®	-	-	-	-	-	-	2.81	-	-	-	-	1.52
Variable Life Select	-	-	-	-	-	-	2.70	-	-	-	-	1.45
Strategic Group Variable Universal Life®	-	-	-	1.32	-	-	2.03	-	-	-	1.28	-
Survivorship Variable Universal Life	-	-	-	-	-	1.59	2.28	1.78	-	-	-	1.33
Variable Universal Life	-	-	-	-	-	1.52	2.10	1.71	-	-	-	1.23
Strategic Variable Life® Plus	-	-	-	-	-	-	2.09	1.51	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	1.59	2.20	1.78	-	-	-	1.23
Variable Universal Life II
Tier 1	-	-	-	-	-	1.48	1.83	1.62	-	-	-	1.08
Tier 2	-	-	-	-	-	1.47	1.68	1.85	-	-	-	1.12
VUL GuardSM
Tier 1	-	-	-	-	-	1.47	1.64	2.11	-	-	-	1.09
Tier 2	-	-	-	-	-	1.39	1.58	1.74	-	-	-	1.06
Tier 3	-	-	-	-	-	1.35	1.54	1.69	-	-	-	1.03
Tier 4	-	-	-	-	-	1.36	1.55	1.71	-	-	-	1.04
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	1.31	1.50	1.59	-	-	-	1.04
Tier 2	-	-	-	-	-	1.32	1.51	1.61	-	-	-	1.05
Tier 3	-	-	-	-	-	1.34	1.53	1.63	-	-	-	1.07
Variable Universal Life III
Tier 1	1.49	2.15	2.20	2.03	1.94	1.36	1.39	1.75	3.13	2.53	1.90	0.95
Tier 2	1.50	2.17	2.21	2.04	1.95	1.37	1.40	1.77	3.15	2.54	1.91	0.96
Tier 3	1.52	2.18	2.23	2.05	1.96	1.38	1.41	1.78	3.18	2.56	1.93	0.97
Strategic Group Variable Universal Life® II	0.97	0.97	0.99	0.98	0.99	1.00	0.99	1.00	0.99	0.97	0.98	1.00

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

ASSETS
Investments
Number of shares	2,433,286	812,859	18,733	7,162	1,101,338	139,995	1,437,939	568,379	2,114,423	4,562,881	10,658,609	844,542

Identified cost	$20,095,167	$12,908,232	$238,100	$73,422	$48,170,138	$1,785,353	$11,350,917	$28,954,446	$65,044,366	$24,475,330	$20,307,949	$19,610,809

Value	$20,111,584	$10,980,039	$212,438	$58,373	$61,113,253	$2,024,325	$11,086,506	$43,679,934	$80,348,082	$22,266,859	$23,448,940	$24,694,397
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	801	262	-	-	-	-	-	307	-	3,372	-	-

Total assets	20,112,385	10,980,301	212,438	58,373	61,113,253	2,024,325	11,086,506	43,680,241	80,348,082	22,270,231	23,448,940	24,694,397

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	13	1	90,914	313	1,150	-	51,676	-	38	95,624

NET ASSETS	$20,112,385	$10,980,301	$212,425	$58,372	$61,022,339	$2,024,012	$11,085,356	$43,680,241	$80,296,406	$22,270,231	$23,448,902	$24,598,773

Outstanding units
Policy owners	7,968,678	4,950,423	82,888	91,582	29,950,074	1,123,138	8,618,628	20,265,281	26,446,265	10,483,422	11,377,830	12,730,130

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$2.17	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	4.00	5.84	0.72	-	-
Strategic Variable Life®	-	1.83	-	-	5.17	2.83	1.83	3.88	6.32	3.13	2.74	5.00
Variable Life Select	2.81	-	-	-	4.82	-	-	3.60	5.84	2.97	-	-
Strategic Group Variable Universal Life®	2.84	-	-	0.64	2.60	1.80	1.43	2.10	3.92	2.25	2.74	2.15
Survivorship Variable Universal Life	2.55	2.50	-	-	2.51	-	1.31	2.13	3.94	2.37	2.17	2.12
Variable Universal Life	2.99	1.91	-	-	2.17	-	1.40	2.07	3.66	2.28	2.08	1.73
Strategic Variable Life® Plus	3.13	1.75	-	-	2.09	1.73	1.36	1.90	3.53	2.24	2.49	2.01
Survivorship Variable Universal Life II	2.82	2.00	-	-	1.52	-	1.46	1.07	2.25	2.32	2.17	1.81
Variable Universal Life II
Tier 1	2.42	2.31	-	-	1.57	-	1.24	1.66	2.33	2.08	1.91	1.92
Tier 2	2.26	2.52	-	-	2.14	-	1.14	2.21	2.62	1.78	2.57	2.31
VUL GuardSM
Tier 1	2.69	3.24	-	-	2.44	-	1.11	2.61	3.34	1.83	3.58	2.58
Tier 2	2.13	2.37	-	-	2.01	-	1.07	2.08	2.46	1.67	2.42	2.17
Tier 3	2.06	2.30	-	-	1.95	-	1.04	2.02	2.39	1.62	2.35	2.11
Tier 4	2.09	2.33	-	-	1.98	-	1.05	2.04	2.42	1.64	2.38	2.13
Survivorship VUL GuardSM
Tier 1	2.10	2.42	-	-	1.94	-	1.00	2.03	2.30	1.57	2.34	2.05
Tier 2	2.12	2.45	-	-	1.96	-	1.02	2.05	2.33	1.59	2.36	2.07
Tier 3	2.15	2.48	-	-	1.99	-	1.03	2.07	2.36	1.60	2.39	2.09
Variable Universal Life III
Tier 1	2.56	2.46	2.55	-	2.37	-	-	2.57	2.29	1.50	2.10	2.38
Tier 2	2.58	2.48	2.57	-	2.39	-	-	2.59	2.31	1.51	2.12	2.40
Tier 3	2.60	2.49	2.59	-	2.40	-	-	2.61	2.32	1.52	2.13	2.41
Strategic Group Variable Universal Life® II	0.97	0.96	0.95	0.96	-	-	-	1.00	0.97	0.98	1.00	0.99

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division

ASSETS
Investments
Number of shares	114,487	4,761,843	15,816	408,768	607,898	436	1,991,345	115,154	803,064	16,172

Identified cost	$2,482,868	$4,761,843	$169,981	$5,021,071	$12,744,924	$2,170	$46,505,662	$2,788,880	$11,056,695	$191,577

Value	$2,440,871	$4,761,843	$110,553	$9,405,752	$16,297,731	$2,110	$51,177,567	$2,810,902	$10,600,443	$189,369
Dividends receivable	-	15	-	-	-	2	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	212	-	347	637	1	-	-	-	698

Total assets	2,440,871	4,762,070	110,553	9,406,099	16,298,368	2,113	51,177,567	2,810,902	10,600,443	190,067

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	327	-	12	-	-	-	65,166	498	197	-

NET ASSETS	$2,440,544	$4,762,070	$110,541	$9,406,099	$16,298,368	$2,113	$51,112,401	$2,810,404	$10,600,246	$190,067

Outstanding units
Policy owners	642,202	3,704,182	146,111	3,087,025	7,135,816	1,321	13,242,525	1,311,385	7,030,422	98,353

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$3.42	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	4.04	1.57	-	-	-	-	5.30	2.61	-	-
Variable Life Select	-	-	-	-	-	-	4.27	-	-	-
Strategic Group Variable Universal Life®	3.79	1.30	-	-	-	-	4.30	2.08	-	-
Survivorship Variable Universal Life	-	-	-	3.26	2.43	-	5.12	-	1.67	-
Variable Universal Life	-	-	-	3.14	2.34	-	4.70	-	1.50	-
Strategic Variable Life® Plus	3.84	1.25	-	-	-	1.60	4.65	2.23	-	-
Survivorship Variable Universal Life II	-	-	-	3.26	2.43	-	3.71	-	1.57	-
Variable Universal Life II
Tier 1	-	-	-	3.06	2.28	-	3.45	-	1.50	-
Tier 2	-	-	-	2.87	2.14	-	3.58	-	1.82	-
VUL GuardSM
Tier 1	-	-	-	3.16	2.36	-	4.35	-	2.18	-
Tier 2	-	-	-	2.70	2.01	-	3.37	-	1.71	-
Tier 3	-	-	-	2.62	1.95	-	3.27	-	1.66	-
Tier 4	-	-	-	2.65	1.97	-	3.31	-	1.68	-
Survivorship VUL GuardSM
Tier 1	-	-	-	2.59	1.80	-	-	-	1.55	-
Tier 2	-	-	-	2.62	1.82	-	-	-	1.57	-
Tier 3	-	-	-	2.65	1.84	-	-	-	1.59	-
Variable Universal Life III
Tier 1	-	-	0.75	-	-	-	-	-	-	1.92
Tier 2	-	-	0.76	-	-	-	-	-	-	1.94
Tier 3	-	-	0.76	-	-	-	-	-	-	1.95
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2015

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division

							(Initial)	(Service)
Investment income
Dividends	$523,070	$636	$272,005	$307,580	$380,664	$82,559	$690,253	$63,659	$211	$79,410	$185	$7,634

Expenses
Mortality and expense risk fees	168,118	1,035	91,273	134,082	214,006	56,536	457,417	49,457	787	91,246	56	10,905

Net investment income (loss)	354,952	(399)	180,732	173,498	166,658	26,023	232,836	14,202	(576)	(11,836)	129	(3,271)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	331,669	311	703,671	248,877	340,307	148,517	820,762	218,592	2,860	136,582	48	38,763
Realized gain distribution	2,149,670	-	-	1,362,556	4,265,676	594,587	5,861,018	605,794	4,001	1,826,322	1,492	137,454

Realized gain (loss)	2,481,339	311	703,671	1,611,433	4,605,983	743,104	6,681,780	824,386	6,861	1,962,904	1,540	176,217

Change in net unrealized appreciation/depreciation of investments	(4,425,453)	425	(1,487,098)	(1,678,267)	(4,574,771)	(1,172,438)	(6,882,261)	(844,973)	1,816	(2,981,639)	(2,309)	(399,763)

Net gain (loss) on investments	(1,944,114)	736	(783,427)	(66,834)	31,212	(429,334)	(200,481)	(20,587)	8,677	(1,018,735)	(769)	(223,546)

Net increase (decrease) in net assets resulting from operations	(1,589,162)	337	(602,695)	106,664	197,870	(403,311)	32,355	(6,385)	8,101	(1,030,571)	(640)	(226,817)

Capital transactions:
Transfer of net premiums	1,674,944	-	917,247	1,286,606	2,158,288	481,301	4,726,107	315,401	-	1,005,819	60	25,482
Transfers due to death benefits	(79,785)	-	(101,565)	(33,392)	(50,201)	(10,357)	(124,217)	(110,473)	-	(19,626)	-	(7,837)
Transfers due to withdrawal of funds	(1,337,266)	1	(736,539)	(576,041)	(1,039,536)	(394,407)	(2,663,032)	(466,960)	(2)	(678,460)	-	73
Transfers due to policy loans, net of repayments	(617,587)	-	(289,125)	(251,266)	(662,377)	(210,058)	(1,280,911)	46,772	-	(250,596)	-	-
Transfers due to charges for administrative and insurance costs	(1,015,275)	(2,013)	(453,125)	(832,174)	(1,087,635)	(277,847)	(2,715,586)	(105,586)	(5,813)	(481,426)	(916)	(40,315)
Transfers between divisions and to/from Guaranteed Principal Account	(2,700)	(4,519)	(248,399)	(319,488)	(307,669)	200,971	444,013	(70,209)	-	(21,048)	-	(377,181)

Net increase (decrease) in net assets resulting from capital transactions	(1,377,669)	(6,531)	(911,506)	(725,755)	(989,130)	(210,397)	(1,613,626)	(391,055)	(5,815)	(445,337)	(856)	(399,778)

Total increase (decrease)	(2,966,831)	(6,194)	(1,514,201)	(619,091)	(791,260)	(613,708)	(1,581,271)	(397,440)	2,286	(1,475,908)	(1,496)	(626,595)

NET ASSETS, at beginning of the year	26,280,312	167,598	13,423,353	19,013,090	29,207,131	8,143,727	66,265,541	7,028,266	128,676	13,133,649	13,813	2,353,669

NET ASSETS, at end of the year	$23,313,481	$161,404	$11,909,152	$18,393,999	$28,415,871	$7,530,019	$64,684,270	$6,630,826	$130,962	$11,657,741	$12,317	$1,727,074

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division

							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment income
Dividends	$23,902	$2,762	$1,401	$23,471	$-	$-	$2,210	$67,329	$-	$-	$56,929	$1,212

Expenses
Mortality and expense risk fees	48,313	921	599	9,432	25,539	20,926	828	35,524	116,736	1,205	57,505	1,388

Net investment income (loss)	(24,411)	1,841	802	14,039	(25,539)	(20,926)	1,382	31,805	(116,736)	(1,205)	(576)	(176)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	446,379	11,951	2,127	46,663	371,209	110,873	149	65,557	324,867	714	306,619	14,010
Realized gain distribution	407,452	-	6,195	-	307,969	293,647	4,652	157,111	3,453,533	32,467	-	-

Realized gain (loss)	853,831	11,951	8,322	46,663	679,178	404,520	4,801	222,668	3,778,400	33,181	306,619	14,010

Change in net unrealized appreciation/depreciation of investments	(658,566)	(16,998)	(9,913)	(45,291)	(567,008)	(212,732)	(6,151)	(269,623)	(1,846,832)	(15,933)	(535,688)	(20,491)

Net gain (loss) on investments	195,265	(5,047)	(1,591)	1,372	112,170	191,788	(1,350)	(46,955)	1,931,568	17,248	(229,069)	(6,481)

Net increase (decrease) in net assets resulting from operations	170,854	(3,206)	(789)	15,411	86,631	170,862	32	(15,150)	1,814,832	16,043	(229,645)	(6,657)

Capital transactions:
Transfer of net premiums	394,405	-	-	131,503	257,995	258,723	-	303,289	923,713	7,684	601,877	5,138
Transfers due to death benefits	(1,212)	-	-	(841)	-	-	-	(6,170)	(35,320)	(1,440)	(17,884)	-
Transfers due to withdrawal of funds	(1,324,536)	(232)	(1)	(30,851)	(337,717)	(179,380)	1	(108,879)	(712,145)	(400)	(383,345)	(708)
Transfers due to policy loans, net of repayments	(108,004)	-	-	(33,830)	(132,164)	(89,767)	-	(50,777)	(459,447)	(3,077)	(252,682)	(29)
Transfers due to charges for administrative and insurance costs	(311,879)	(3,026)	(4,736)	(67,731)	(138,797)	(126,989)	(1,608)	(196,252)	(646,435)	(3,698)	(368,264)	(1,928)
Transfers between divisions and to/from Guaranteed Principal Account	(6,532)	40,360	-	117,496	213,456	(7,751)	(38)	83,397	(349,260)	43	(44,748)	(20,197)

Net increase (decrease) in net assets resulting from capital transactions	(1,357,758)	37,102	(4,737)	115,746	(137,227)	(145,164)	(1,645)	24,608	(1,278,894)	(888)	(465,046)	(17,724)

Total increase (decrease)	(1,186,904)	33,896	(5,526)	131,157	(50,596)	25,698	(1,613)	9,458	535,938	15,155	(694,691)	(24,381)

NET ASSETS, at beginning of the year	7,809,251	130,657	105,291	1,235,075	3,285,583	2,834,494	137,981	4,818,850	16,254,249	145,948	8,703,992	229,442

NET ASSETS, at end of the year	$6,622,347	$164,553	$99,765	$1,366,232	$3,234,987	$2,860,192	$136,368	$4,828,308	$16,790,187	$161,103	$8,009,301	$205,061

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Investment income
Dividends	$2,770	$5,555	$-	$20,889	$20,579	$28,428	$620,538	$-	$14,512	$1,747,443	$3,785	$1,052,234

Expenses
Mortality and expense risk fees	11,741	4,514	41,095	10,945	6,352	7,341	160,512	47,084	3,771	453,968	1,206	408,706

Net investment income (loss)	(8,971)	1,041	(41,095)	9,944	14,227	21,087	460,026	(47,084)	10,741	1,293,475	2,579	643,528

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	59,265	18,711	181,227	27,937	(30,671)	(40,744)	944,603	463,657	(2,447)	1,438,560	776	4,055,557
Realized gain distribution	96,391	65,330	175,550	215,507	117,891	74,669	2,183,226	1,091,851	34,693	3,816,700	19,973	1,384,795

Realized gain (loss)	155,656	84,041	356,777	243,444	87,220	33,925	3,127,829	1,555,508	32,246	5,255,260	20,749	5,440,352

Change in net unrealized appreciation/depreciation of investments	(29,645)	(87,921)	(457,016)	(241,543)	(118,058)	(64,580)	(3,732,231)	(841,027)	(48,992)	(9,758,533)	(38,500)	(5,855,245)

Net gain (loss) on investments	126,011	(3,880)	(100,239)	1,901	(30,838)	(30,655)	(604,402)	714,481	(16,746)	(4,503,273)	(17,751)	(414,893)

Net increase (decrease) in net assets resulting from operations	117,040	(2,839)	(141,334)	11,845	(16,611)	(9,568)	(144,376)	667,397	(6,005)	(3,209,798)	(15,172)	228,635

Capital transactions:
Transfer of net premiums	84,154	33,945	338,921	17,326	373,559	248,657	1,673,771	676,665	128,654	4,897,108	50,450	3,328,162
Transfers due to death benefits	(13,693)	-	(17,016)	(7,571)	-	-	(73,319)	(21,785)	-	(272,007)	-	(961,971)
Transfers due to withdrawal of funds	(72,673)	(16,794)	(480,484)	(1,679)	(6,818)	(339,464)	(1,233,420)	(529,713)	(75,965)	(5,936,354)	(684)	(6,998,341)
Transfers due to policy loans, net of repayments	2,276	(12,173)	(123,207)	127	(16,281)	(82,091)	(339,116)	(452,355)	1,037	(1,249,821)	-	(725,538)
Transfers due to charges for administrative and insurance costs	(31,452)	(22,961)	(158,250)	(28,144)	(193,148)	(58,765)	(1,762,131)	(347,927)	(17,799)	(4,313,971)	(17,962)	(2,156,757)
Transfers between divisions and to/from Guaranteed Principal Account	(13,371)	(733)	(421,578)	(2,423)	59,184	(35,159)	(37,328)	206,528	109	(130,723)	3,408	166,512

Net increase (decrease) in net assets resulting from capital transactions	(44,759)	(18,716)	(861,614)	(22,364)	216,496	(266,822)	(1,771,543)	(468,587)	36,036	(7,005,768)	35,212	(7,347,933)

Total increase (decrease)	72,281	(21,555)	(1,002,948)	(10,519)	199,885	(276,390)	(1,915,919)	198,810	30,031	(10,215,566)	20,040	(7,119,298)

NET ASSETS, at beginning of the year	1,710,078	611,967	6,214,867	2,813,981	797,803	1,041,985	29,791,083	6,627,835	480,942	88,607,590	185,944	69,226,923

NET ASSETS, at end of the year	$1,782,359	$590,412	$5,211,919	$2,803,462	$997,688	$765,595	$27,875,164	$6,826,645	$510,973	$78,392,024	$205,984	$62,107,625

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division

Investment income
Dividends	$3,847	$1,127	$2,140	$32,493	$2,837	$54,354	$1,074,432	$173,193	$-	$4,611	$13,830	$1,133

Expenses
Mortality and expense risk fees	872	651	1,146	8,604	865	33,700	206,631	70,617	2,280	1,566	4,365	183,532

Net investment income (loss)	2,975	476	994	23,889	1,972	20,654	867,801	102,576	(2,280)	3,045	9,465	(182,399)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,071	6,834	11,163	(18,258)	3,576	(24,051)	121,423	244,418	14,932	(18,057)	(16,944)	(10,335)
Realized gain distribution	-	4,092	-	144,610	9,264	-	155,613	-	41,488	34,205	39,779	22

Realized gain (loss)	2,071	10,926	11,163	126,352	12,840	(24,051)	277,036	244,418	56,420	16,148	22,835	(10,313)

Change in net unrealized appreciation/depreciation of investments	(12,541)	(13,877)	(12,961)	(167,464)	(15,713)	(97,391)	(1,614,141)	(122,832)	(35,091)	(23,941)	(36,380)	9,480

Net gain (loss) on investments	(10,470)	(2,951)	(1,798)	(41,112)	(2,873)	(121,442)	(1,337,105)	121,586	21,329	(7,793)	(13,545)	(833)

Net increase (decrease) in net assets resulting from operations	(7,495)	(2,475)	(804)	(17,223)	(901)	(100,788)	(469,304)	224,162	19,049	(4,748)	(4,080)	(183,232)

Capital transactions:
Transfer of net premiums	45,092	51,213	57,988	519,116	28,862	445,735	1,571,798	722,616	111,825	80,149	233,851	3,020,154
Transfers due to death benefits	-	-	-	-	-	(21,660)	(112,538)	(26,015)	(359)	(167)	-	(1,063,156)
Transfers due to withdrawal of funds	(1,205)	(11,109)	(2,730)	(8,007)	(473)	(331,795)	(1,329,005)	(431,941)	(8,164)	(3,045)	(39,202)	(4,342,398)
Transfers due to policy loans, net of repayments	(747)	(1,013)	(813)	(35,293)	(154)	(109,449)	(401,003)	(330,935)	(5,886)	(4,740)	(169)	(525,792)
Transfers due to charges for administrative and insurance costs	(18,154)	(19,263)	(26,973)	(126,930)	(16,953)	(227,279)	(1,339,864)	(395,354)	(42,717)	(34,653)	(80,945)	(2,445,448)
Transfers between divisions and to/from Guaranteed Principal Account	6,720	5,813	3,626	14,694	138	49,761	(148,867)	(87,048)	2,841	12,177	(148,727)	(56,197,283)

Net increase (decrease) in net assets resulting from capital transactions	31,706	25,641	31,098	363,580	11,420	(194,687)	(1,759,479)	(548,677)	57,540	49,721	(35,192)	(61,553,923)

Total increase (decrease)	24,211	23,166	30,294	346,357	10,519	(295,475)	(2,228,783)	(324,515)	76,589	44,973	(39,272)	(61,737,155)

NET ASSETS, at beginning of the year	112,532	78,988	158,172	1,260,851	143,499	4,806,773	38,561,173	9,977,943	322,149	228,664	657,894	82,303,326

NET ASSETS, at end of the year	$136,743	$102,154	$188,466	$1,607,208	$154,018	$4,511,298	$36,332,390	$9,653,428	$398,738	$273,637	$618,622	$20,566,171

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$185,093	$-	$1,579	$711	$58,000	$49,396	$446,017	$-	$1,095,996	$1,405,237	$281,341	$234,473

Expenses
Mortality and expense risk fees	153,544	85,425	1,392	574	414,609	16,247	77,349	281,915	527,786	166,909	171,407	179,136

Net investment income (loss)	31,549	(85,425)	187	137	(356,609)	33,149	368,668	(281,915)	568,210	1,238,328	109,934	55,337

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	369,576	(4,563)	14,679	(2,502)	2,156,092	148,483	(180,745)	1,791,595	1,419,863	231,506	317,198	807,152
Realized gain distribution	3,361,083	2,319,973	36,079	-	11,102,382	-	-	4,009,352	5,463,974	-	1,717,183	3,828,527

Realized gain (loss)	3,730,659	2,315,410	50,758	(2,502)	13,258,474	148,483	(180,745)	5,800,947	6,883,837	231,506	2,034,381	4,635,679

Change in net unrealized appreciation/depreciation of investments	(5,117,021)	(2,900,489)	(64,587)	(7,640)	(11,115,244)	(181,767)	(160,081)	(2,921,188)	(4,653,365)	(2,136,919)	(1,514,774)	(4,033,439)

Net gain (loss) on investments	(1,386,362)	(585,079)	(13,829)	(10,142)	2,143,230	(33,284)	(340,826)	2,879,759	2,230,472	(1,905,413)	519,607	602,240

Net increase (decrease) in net assets resulting from operations	(1,354,813)	(670,504)	(13,642)	(10,005)	1,786,621	(135)	27,842	2,597,844	2,798,682	(667,085)	629,541	657,577

Capital transactions:
Transfer of net premiums	1,419,259	812,550	67,115	12,540	3,923,885	140,031	1,168,641	2,822,101	4,755,096	2,184,572	1,928,062	1,704,515
Transfers due to death benefits	(122,107)	(355)	(167)	(35,946)	(142,785)	(6,916)	(31,960)	(109,540)	(115,226)	(400,965)	(187,549)	(61,223)
Transfers due to withdrawal of funds	(1,014,117)	(685,883)	(9,401)	(825)	(2,901,876)	(271,554)	(482,353)	(1,949,457)	(4,130,332)	(1,918,869)	(926,379)	(1,643,471)
Transfers due to policy loans, net of repayments	(551,091)	(343,082)	(3,901)	(630)	(1,306,618)	41,741	(134,640)	(858,335)	(1,294,740)	(456,001)	(320,054)	(541,175)
Transfers due to charges for administrative and insurance costs	(818,239)	(488,889)	(32,345)	(1,017)	(2,465,499)	(57,916)	(472,936)	(1,826,439)	(2,964,407)	(1,115,599)	(788,695)	(1,139,485)
Transfers between divisions and to/from Guaranteed Principal Account	(39,742)	(192,893)	2,871	5,428	(367,881)	(6,344)	82,041	(258,667)	(193,745)	(129,507)	(310,256)	(153,353)

Net increase (decrease) in net assets resulting from capital transactions	(1,126,037)	(898,552)	24,172	(20,450)	(3,260,774)	(160,958)	128,793	(2,180,337)	(3,943,354)	(1,836,369)	(604,871)	(1,834,192)

Total increase (decrease)	(2,480,850)	(1,569,056)	10,530	(30,455)	(1,474,153)	(161,093)	156,635	417,507	(1,144,672)	(2,503,454)	24,670	(1,176,615)

NET ASSETS, at beginning of the year	22,593,235	12,549,357	201,895	88,827	62,496,492	2,185,105	10,928,721	43,262,734	81,441,078	24,773,685	23,424,232	25,775,388

NET ASSETS, at end of the year	$20,112,385	$10,980,301	$212,425	$58,372	$61,022,339	$2,024,012	$11,085,356	$43,680,241	$80,296,406	$22,270,231	$23,448,902	$24,598,773

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division

Investment income
Dividends	$22,625	$505	$4,179	$-	$314,545	$25	$-	$-	$373,197	$4,760

Expenses
Mortality and expense risk fees	18,346	33,719	715	67,772	125,329	14	344,708	19,626	83,754	1,031

Net investment income (loss)	4,279	(33,214)	3,464	(67,772)	189,216	11	(344,708)	(19,626)	289,443	3,729

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	178,988	-	(7,232)	548,226	261,312	(5)	1,131,378	90,715	(355,365)	5,046
Realized gain distribution	373,430	-	-	-	366,193	-	6,862,218	274,469	381,176	-

Realized gain (loss)	552,418	-	(7,232)	548,226	627,505	(5)	7,993,596	365,184	25,811	5,046

Change in net unrealized appreciation/depreciation of investments	(726,045)	-	(29,775)	412,317	(2,156,029)	(13)	(4,673,717)	(125,471)	(1,131,080)	(12,824)

Net gain (loss) on investments	(173,627)	-	(37,007)	960,543	(1,528,524)	(18)	3,319,879	239,713	(1,105,269)	(7,778)

Net increase (decrease) in net assets resulting from operations	(169,348)	(33,214)	(33,543)	892,771	(1,339,308)	(7)	2,975,171	220,087	(815,826)	(4,049)

Capital transactions:
Transfer of net premiums	192,948	629,990	60,271	549,068	1,302,382	-	2,200,581	139,982	890,744	68,433
Transfers due to death benefits	-	-	-	(5,855)	(58,852)	-	(73,672)	(32,208)	(17,443)	-
Transfers due to withdrawal of funds	(128,300)	(653,516)	(1,168)	(347,676)	(791,546)	2	(2,518,850)	(175,456)	(950,763)	(7,610)
Transfers due to policy loans, net of repayments	41,798	(387)	(88)	(269,102)	(258,765)	-	(674,565)	52,136	(156,096)	(410)
Transfers due to charges for administrative and insurance costs	(62,904)	(184,343)	(17,102)	(300,013)	(593,116)	(205)	(1,824,992)	(91,275)	(399,294)	(24,258)
Transfers between divisions and to/from Guaranteed Principal Account	(69,111)	264,080	5,805	(15,752)	(159,142)	-	(148,054)	(57,103)	182,631	12,284

Net increase (decrease) in net assets resulting from capital transactions	(25,569)	55,824	47,718	(389,330)	(559,039)	(203)	(3,039,552)	(163,924)	(450,221)	48,439

Total increase (decrease)	(194,917)	22,610	14,175	503,441	(1,898,347)	(210)	(64,381)	56,163	(1,266,047)	44,390

NET ASSETS, at beginning of the year	2,635,461	4,739,460	96,366	8,902,658	18,196,715	2,323	51,176,782	2,754,241	11,866,293	145,677

NET ASSETS, at end of the year	$2,440,544	$4,762,070	$110,541	$9,406,099	$16,298,368	$2,113	$51,112,401	$2,810,404	$10,600,246	$190,067

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2014

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division

							(Initial)	(Service)
Investment income
Dividends	$517,906	$2,928	$198,510	$278,323	$366,634	$78,068	$615,399	$58,236	$118	$81,139	$188	$22,665

Expenses
Mortality and expense risk fees	171,639	1,056	91,042	133,511	207,185	57,542	436,195	48,481	640	96,081	56	10,884

Net investment income (loss)	346,267	1,872	107,468	144,812	159,449	20,526	179,204	9,755	(522)	(14,942)	132	11,781

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	860,771	195	698,163	382,966	479,811	58,540	715,685	351,466	1,130	202,473	165	221,138
Realized gain distribution	-	-	-	914,544	1,362,176	444,598	1,291,131	136,308	-	978,398	2,481	377,441

Realized gain (loss)	860,771	195	698,163	1,297,510	1,841,987	503,138	2,006,816	487,774	1,130	1,180,871	2,646	598,579

Change in net unrealized appreciation/depreciation of investments	1,636,698	(12,930)	681,437	(593,200)	654,310	(216,385)	4,584,563	205,334	8,826	(1,186,895)	(1,221)	(329,396)

Net gain (loss) on investments	2,497,469	(12,735)	1,379,600	704,310	2,496,297	286,753	6,591,379	693,108	9,956	(6,024)	1,425	269,183

Net increase (decrease) in net assets resulting from operations	2,843,736	(10,863)	1,487,068	849,122	2,655,746	307,279	6,770,583	702,863	9,434	(20,966)	1,557	280,964

Capital transactions:
Transfer of net premiums	1,733,951	263	1,002,983	1,397,685	2,240,135	529,855	4,743,900	446,349	287	1,025,892	318	47,759
Transfers due to death benefits	(129,189)	-	(57,012)	(13,678)	(7,262)	(1,460)	(196,440)	(78,133)	-	(71,717)	-	-
Transfers due to withdrawal of funds	(1,606,492)	-	(552,188)	(796,021)	(1,131,977)	(489,243)	(2,579,282)	(465,950)	-	(402,370)	(3)	(60,139)
Transfers due to policy loans, net of repayments	(590,879)	-	(338,003)	(393,071)	(631,382)	(266,933)	(1,521,547)	(31,955)	-	(410,331)	-	(43)
Transfers due to charges for administrative and insurance costs	(1,051,958)	(1,975)	(441,101)	(761,886)	(1,079,710)	(283,589)	(2,669,435)	(109,319)	(2,303)	(510,742)	(846)	(47,373)
Transfers between divisions and to/from Guaranteed Principal Account	135,980	-	(566,515)	117,449	(459,313)	(46,162)	(108,622)	(168,262)	28,623	(29,765)	-	(27,995)

Net increase (decrease) in net assets resulting from capital transactions	(1,508,587)	(1,712)	(951,836)	(449,522)	(1,069,509)	(557,532)	(2,331,426)	(407,270)	26,607	(399,033)	(531)	(87,791)

Total increase (decrease)	1,335,149	(12,575)	535,232	399,600	1,586,237	(250,253)	4,439,157	295,593	36,041	(419,999)	1,026	193,173

NET ASSETS, at beginning of the year	24,945,163	180,173	12,888,121	18,613,490	27,620,894	8,393,980	61,826,384	6,732,673	92,635	13,553,648	12,787	2,160,496

NET ASSETS, at end of the year	$26,280,312	$167,598	$13,423,353	$19,013,090	$29,207,131	$8,143,727	$66,265,541	$7,028,266	$128,676	$13,133,649	$13,813	$2,353,669

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division

							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment income
Dividends	$30,010	$5,030	$1,418	$21,605	$-	$-	$2,336	$70,364	$25,354	$41	$93,455	$2,044

Expenses
Mortality and expense risk fees	57,015	833	626	8,860	20,981	20,084	798	33,635	105,131	1,035	56,966	1,280

Net investment income (loss)	(27,005)	4,197	792	12,745	(20,981)	(20,084)	1,538	36,729	(79,777)	(994)	36,489	764

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	559,444	1,877	10,747	98,752	156,586	128,128	427	81,051	582,341	6,474	275,783	11,032
Realized gain distribution	1,557,230	-	4,513	-	116,012	235,478	3,493	115,319	4,692,971	40,627	-	-

Realized gain (loss)	2,116,674	1,877	15,260	98,752	272,598	363,606	3,920	196,370	5,275,312	47,101	275,783	11,032

Change in net unrealized appreciation/depreciation of investments	(1,087,361)	(17,339)	(374)	29,343	259,324	(73,370)	4,619	100,868	(3,991,913)	(35,836)	241,765	1,939

Net gain (loss) on investments	1,029,313	(15,462)	14,886	128,095	531,922	290,236	8,539	297,238	1,283,399	11,265	517,548	12,971

Net increase (decrease) in net assets resulting from operations	1,002,308	(11,265)	15,678	140,840	510,941	270,152	10,077	333,967	1,203,622	10,271	554,037	13,735

Capital transactions:
Transfer of net premiums	433,471	355	92	138,797	207,285	218,455	-	318,733	977,784	7,737	645,014	4,144
Transfers due to death benefits	-	(9,675)	(11,144)	(329)	-	(34,665)	-	-	(79,410)	-	(61,058)	-
Transfers due to withdrawal of funds	(1,026,154)	38	(8,607)	(72,405)	(139,701)	(218,890)	20	(112,057)	(670,065)	(6,141)	(311,646)	(2,334)
Transfers due to policy loans, net of repayments	(171,562)	-	-	(19,574)	(49,442)	(101,421)	-	(57,644)	(317,062)	(364)	(198,584)	(131)
Transfers due to charges for administrative and insurance costs	(331,554)	(2,443)	(7,022)	(61,165)	(114,994)	(122,178)	(1,441)	(201,672)	(609,520)	(3,343)	(370,188)	(1,880)
Transfers between divisions and to/from Guaranteed Principal Account	(160,482)	14,590	-	(98,344)	169,598	101,603	(4)	(16,044)	(194,795)	(1,277)	(157,980)	20,317

Net increase (decrease) in net assets resulting from capital transactions	(1,256,281)	2,865	(26,681)	(113,020)	72,746	(157,096)	(1,425)	(68,684)	(893,068)	(3,388)	(454,442)	20,116

Total increase (decrease)	(253,973)	(8,400)	(11,003)	27,820	583,687	113,056	8,652	265,283	310,554	6,883	99,595	33,851

NET ASSETS, at beginning of the year	8,063,224	139,057	116,294	1,207,255	2,701,896	2,721,438	129,329	4,553,567	15,943,695	139,065	8,604,397	195,591

NET ASSETS, at end of the year	$7,809,251	$130,657	$105,291	$1,235,075	$3,285,583	$2,834,494	$137,981	$4,818,850	$16,254,249	$145,948	$8,703,992	$229,442

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Investment income
Dividends	$1,722	$5,518	$-	$22,232	$7,831	$20,231	$609,158	$-	$13,319	$1,335,771	$2,806	$1,033,401

Expenses
Mortality and expense risk fees	11,153	4,339	45,142	11,051	4,634	5,347	162,218	43,979	3,006	464,033	1,025	426,135

Net investment income (loss)	(9,431)	1,179	(45,142)	11,181	3,197	14,884	446,940	(43,979)	10,313	871,738	1,781	607,266

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	101,142	18,132	413,846	190,296	41,383	1,557	1,371,554	319,397	1,429	2,853,002	14,391	3,639,660
Realized gain distribution	109,895	45,103	1,381,968	201,738	62,989	58,775	294,550	642,602	34,371	-	3,729	879,905

Realized gain (loss)	211,037	63,235	1,795,814	392,034	104,372	60,332	1,666,104	961,999	35,800	2,853,002	18,120	4,519,565

Change in net unrealized appreciation/depreciation of investments	(66,489)	(7,185)	(2,349,731)	(143,021)	(70,144)	(44,369)	799,194	(390,548)	(29,669)	5,259,496	(8,939)	2,867,689

Net gain (loss) on investments	144,548	56,050	(553,917)	249,013	34,228	15,963	2,465,298	571,451	6,131	8,112,498	9,181	7,387,254

Net increase (decrease) in net assets resulting from operations	135,117	57,229	(599,059)	260,194	37,425	30,847	2,912,238	527,472	16,444	8,984,236	10,962	7,994,520

Capital transactions:
Transfer of net premiums	101,464	35,478	401,251	31,593	305,150	294,708	1,790,426	637,544	330,093	5,190,940	48,224	3,085,382
Transfers due to death benefits	(26,180)	(3,594)	(47,098)	(16,184)	-	-	(42,716)	(45,520)	(27,271)	(515,072)	-	(361,262)
Transfers due to withdrawal of funds	(106,013)	(13,676)	(353,521)	(47,124)	(5,123)	(17,336)	(1,872,719)	(373,763)	(7,377)	(7,674,578)	(1,115)	(2,161,484)
Transfers due to policy loans, net of repayments	(4,411)	(8,872)	(56,714)	(1,382)	(31)	(8,918)	(411,785)	(220,999)	(54,948)	(1,651,503)	(442)	(568,147)
Transfers due to charges for administrative and insurance costs	(36,555)	(23,592)	(167,126)	(27,188)	(175,553)	(61,072)	(1,787,917)	(317,317)	(18,536)	(4,342,400)	(18,644)	(2,245,967)
Transfers between divisions and to/from Guaranteed Principal Account	(43,985)	(6,002)	(241,271)	(198,149)	106,507	376,983	(292,626)	172,867	97,012	(611,393)	3,859	(839,726)

Net increase (decrease) in net assets resulting from capital transactions	(115,680)	(20,258)	(464,479)	(258,434)	230,950	584,365	(2,617,337)	(147,188)	318,973	(9,604,006)	31,882	(3,091,204)

Total increase (decrease)	19,437	36,971	(1,063,538)	1,760	268,375	615,212	294,901	380,284	335,417	(619,770)	42,844	4,903,316

NET ASSETS, at beginning of the year	1,690,641	574,996	7,278,405	2,812,221	529,428	426,773	29,496,182	6,247,551	145,525	89,227,360	143,100	64,323,607

NET ASSETS, at end of the year	$1,710,078	$611,967	$6,214,867	$2,813,981	$797,803	$1,041,985	$29,791,083	$6,627,835	$480,942	$88,607,590	$185,944	$69,226,923

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division

Investment income
Dividends	$2,423	$599	$1,578	$12,863	$3,081	$140,741	$1,240,179	$69,970	$-	$2,979	$8,575	$2,440

Expenses
Mortality and expense risk fees	677	464	858	5,140	894	35,638	212,733	71,397	1,643	1,198	3,472	379,978

Net investment income (loss)	1,746	135	720	7,723	2,187	105,103	1,027,446	(1,427)	(1,643)	1,781	5,103	(377,538)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,658	5,684	4,905	16,731	18,897	(4,745)	146,997	232,557	13,967	19,833	34,378	(1,045)
Realized gain distribution	-	1,148	-	69,048	-	112,383	-	496,515	34,885	30,981	30,179	569

Realized gain (loss)	2,658	6,832	4,905	85,779	18,897	107,638	146,997	729,072	48,852	50,814	64,557	(476)

Change in net unrealized appreciation/depreciation of investments	(13,277)	(4,742)	8,096	(50,908)	(7,503)	(60,283)	1,027,692	(372,710)	(15,507)	(25,492)	(40,132)	(1,026)

Net gain (loss) on investments	(10,619)	2,090	13,001	34,871	11,394	47,355	1,174,689	356,362	33,345	25,322	24,425	(1,502)

Net increase (decrease) in net assets resulting from operations	(8,873)	2,225	13,721	42,594	13,581	152,458	2,202,135	354,935	31,702	27,103	29,528	(379,040)

Capital transactions:
Transfer of net premiums	47,549	35,977	55,759	607,787	41,367	441,496	1,851,958	840,263	94,351	64,928	231,580	3,783,817
Transfers due to death benefits	-	-	-	-	(40,382)	(6,025)	(101,738)	(35,525)	-	-	-	(1,788,443)
Transfers due to withdrawal of funds	(2,651)	(281)	(929)	(37,927)	(2,231)	(468,633)	(1,777,039)	(411,075)	(1,541)	(3,661)	(185,142)	(7,382,092)
Transfers due to policy loans, net of repayments	(365)	(3)	(510)	539	(89)	(119,416)	(265,930)	(345,339)	(56)	(145)	(7,947)	(256,203)
Transfers due to charges for administrative and insurance costs	(20,518)	(17,112)	(26,105)	(117,599)	(21,147)	(239,943)	(1,353,398)	(406,129)	(37,473)	(29,497)	(50,546)	(3,033,191)
Transfers between divisions and to/from Guaranteed Principal Account	4,675	(3,674)	1,462	361,184	1,313	(944,337)	(459,457)	(54,536)	23,433	21,474	203,632	6,030,395

Net increase (decrease) in net assets resulting from capital transactions	28,690	14,907	29,677	813,984	(21,169)	(1,336,858)	(2,105,604)	(412,341)	78,714	53,099	191,577	(2,645,717)

Total increase (decrease)	19,817	17,132	43,398	856,578	(7,588)	(1,184,400)	96,531	(57,406)	110,416	80,202	221,105	(3,024,757)

NET ASSETS, at beginning of the year	92,715	61,856	114,774	404,273	151,087	5,991,173	38,464,642	10,035,349	211,733	148,462	436,789	85,328,083

NET ASSETS, at end of the year	$112,532	$78,988	$158,172	$1,260,851	$143,499	$4,806,773	$38,561,173	$9,977,943	$322,149	$228,664	$657,894	$82,303,326

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$209,016	$-	$1,139	$284	$260,859	$44,738	$543,092	$-	$916,137	$1,088,778	$292,378	$211,605

Expenses
Mortality and expense risk fees	149,853	84,572	1,154	581	387,942	15,868	72,676	261,950	523,143	174,373	175,167	178,268

Net investment income (loss)	59,163	(84,572)	(15)	(297)	(127,083)	28,870	470,416	(261,950)	392,994	914,405	117,211	33,337

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	266,344	314,482	14,621	2,216	2,194,228	15,128	(265,080)	1,756,975	1,850,816	121,995	564,228	958,649
Realized gain distribution	2,757,757	3,243,756	3,981	-	1,420,260	-	-	-	3,737,608	-	514,593	511,497

Realized gain (loss)	3,024,101	3,558,238	18,602	2,216	3,614,488	15,128	(265,080)	1,756,975	5,588,424	121,995	1,078,821	1,470,146

Change in net unrealized appreciation/depreciation of investments	(734,877)	(2,907,167)	(3,740)	(8,604)	4,646,704	107,129	442,414	616,170	(4,586,547)	(497,621)	(3,230,744)	904,415

Net gain (loss) on investments	2,289,224	651,071	14,862	(6,388)	8,261,192	122,257	177,334	2,373,145	1,001,877	(375,626)	(2,151,923)	2,374,561

Net increase (decrease) in net assets resulting from operations	2,348,387	566,499	14,847	(6,685)	8,134,109	151,127	647,750	2,111,195	1,394,871	538,779	(2,034,712)	2,407,898

Capital transactions:
Transfer of net premiums	1,472,484	869,433	61,214	9,302	4,128,577	299,786	1,247,000	3,059,561	5,040,572	2,436,827	2,048,527	1,814,679
Transfers due to death benefits	(63,199)	(3,182)	-	-	(133,294)	(48,552)	(19,369)	(123,478)	(183,280)	(44,762)	(49,436)	(113,413)
Transfers due to withdrawal of funds	(1,098,821)	(554,916)	(3,008)	(7,265)	(3,087,162)	(125,675)	(411,154)	(2,283,654)	(4,139,322)	(1,695,082)	(886,507)	(1,249,303)
Transfers due to policy loans, net of repayments	(537,015)	(344,840)	(356)	(87)	(1,164,536)	(36,439)	(145,025)	(653,684)	(1,778,522)	(471,791)	(467,332)	(617,373)
Transfers due to charges for administrative and insurance costs	(814,371)	(462,376)	(31,661)	(758)	(2,421,158)	(66,870)	(442,822)	(1,802,122)	(2,989,606)	(1,159,432)	(832,888)	(1,145,565)
Transfers between divisions and to/from Guaranteed Principal Account	(202,524)	112,454	4,523	27,749	(420,880)	(46,519)	199,842	23,428	(518,802)	216,648	72,754	(129,099)

Net increase (decrease) in net assets resulting from capital transactions	(1,243,446)	(383,427)	30,712	28,941	(3,098,453)	(24,269)	428,472	(1,779,949)	(4,568,960)	(717,592)	(114,882)	(1,440,074)

Total increase (decrease)	1,104,941	183,072	45,559	22,256	5,035,656	126,858	1,076,222	331,246	(3,174,089)	(178,813)	(2,149,594)	967,824

NET ASSETS, at beginning of the year	21,488,294	12,366,285	156,336	66,571	57,460,836	2,058,247	9,852,499	42,931,488	84,615,167	24,952,498	25,573,826	24,807,564

NET ASSETS, at end of the year	$22,593,235	$12,549,357	$201,895	$88,827	$62,496,492	$2,185,105	$10,928,721	$43,262,734	$81,441,078	$24,773,685	$23,424,232	$25,775,388

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division

Investment income
Dividends	$24,022	$509	$279	$-	$308,231	$73	$-	$-	$249,132	$1,402

Expenses
Mortality and expense risk fees	18,378	34,205	660	64,387	127,747	33	324,817	18,023	96,438	804

Net investment income (loss)	5,644	(33,696)	(381)	(64,387)	180,484	40	(324,817)	(18,023)	152,694	598

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	316,074	-	(6,040)	468,794	166,279	(108)	1,118,067	174,918	(125,904)	5,516
Realized gain distribution	385,935	-	-	-	-	-	5,512,027	384,006	-	-

Realized gain (loss)	702,009	-	(6,040)	468,794	166,279	(108)	6,630,094	558,924	(125,904)	5,516

Change in net unrealized appreciation/depreciation of investments	(449,037)	-	(17,073)	300,758	789,080	94	(529,604)	(311,079)	(1,633,665)	8,613

Net gain (loss) on investments	252,972	-	(23,113)	769,552	955,359	(14)	6,100,490	247,845	(1,759,569)	14,129

Net increase (decrease) in net assets resulting from operations	258,616	(33,696)	(23,494)	705,165	1,135,843	26	5,775,673	229,822	(1,606,875)	14,727

Capital transactions:
Transfer of net premiums	187,704	531,599	64,122	593,526	1,387,617	62	2,320,429	178,430	921,821	58,680
Transfers due to death benefits	-	-	-	(5,805)	(73,527)	(5,023)	(157,969)	(39,190)	(46,552)	-
Transfers due to withdrawal of funds	(84,889)	(463,699)	(1,588)	(358,825)	(514,799)	(9)	(2,636,504)	(28,848)	(743,820)	(4,653)
Transfers due to policy loans, net of repayments	(63,278)	(851)	(2)	(186,435)	(204,889)	-	(978,767)	(57,799)	(206,499)	(231)
Transfers due to charges for administrative and insurance costs	(59,895)	(169,055)	(21,878)	(293,770)	(611,060)	(260)	(1,750,435)	(77,674)	(455,977)	(24,045)
Transfers between divisions and to/from Guaranteed Principal Account	(322,324)	461,096	4,243	(203,831)	(140,462)	-	(1,040,856)	(88,542)	448,705	817

Net increase (decrease) in net assets resulting from capital transactions	(342,682)	359,090	44,897	(455,140)	(157,120)	(5,230)	(4,244,102)	(113,623)	(82,322)	30,568

Total increase (decrease)	(84,066)	325,394	21,403	250,025	978,723	(5,204)	1,531,571	116,199	(1,689,197)	45,295

NET ASSETS, at beginning of the year	2,719,527	4,414,066	74,963	8,652,633	17,217,992	7,527	49,645,211	2,638,042	13,555,490	100,382

NET ASSETS, at end of the year	$2,635,461	$4,739,460	$96,366	$8,902,658	$18,196,715	$2,323	$51,176,782	$2,754,241	$11,866,293	$145,677

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following fifteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Strategic Group Variable Universal Life® II, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, Variable Universal Life III and Strategic Group Variable Universal Life® II. Four of the fifteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2015, the Separate Account consists of eighty-five divisions that invest in the following mutual funds. All of the funds may not be available to all of the fifteen segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP International Division	American Century VP International Fund [1]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Asset Allocation Division	American Funds® Asset Allocation Fund [2]

American Funds® Growth-Income Division	American Funds® Growth-Income Fund [2]

Deutsche Small Cap Index Division	Deutsche Small Cap Index VIP Fund [3]

Fidelity® VIP Contrafund® Division (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class) [4]

Fidelity® VIP Contrafund® Division (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class) [4]

Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio [4]

Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund [5]

Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund [6]

Goldman Sachs Mid Cap Value Division	Goldman Mid Cap Value Fund [6]

Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund [6]

Goldman Sachs Strategic International Equity Division	Goldman Sachs Strategic International Equity Fund [7]

Goldman Sachs U.S. Equity Insights Division	Goldman Sachs U.S. Equity Insights Fund [6]

Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [9]

Invesco V.I. Global Health Care Division	Invesco V.I. Global Health Care Fund [9]

Invesco V.I. Technology Division	Invesco V.I. Technology Fund [9]

Ivy Funds VIP Asset Strategy Division [20]	Ivy Funds VIP Asset Strategy Fund [19]

Janus Aspen Balanced Division (Institutional Class)	Janus Aspen Balanced Portfolio (Institutional Class) [10]

Janus Aspen Balanced Division (Service Class)	Janus Aspen Balanced Portfolio (Service Class) [10]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

Janus Aspen Forty Division (Institutional Class)	Janus Aspen Forty Portfolio (Institutional Class) [10]

Janus Aspen Forty Division (Service Class)	Janus Aspen Forty Portfolio (Service Class) [10]

Janus Aspen Global Research Division (Institutional Class)	Janus Aspen Global Research Portfolio (Institutional Class) [10]

Janus Aspen Global Research Division (Service Class)	Janus Aspen Global Research Portfolio (Service Class) [10]

MFS® Growth Division	MFS® Growth Series [11]

MFS® Investors Trust Division	MFS® Investors Trust Series [11]

MFS® New Discovery Division	MFS® New Discovery Series [11]

MFS® Research Division	MFS® Research Series [11]

MML Aggressive Allocation Division	MML Aggressive Allocation Fund [12]

MML Balanced Allocation Division	MML Balanced Allocation Fund [12]

MML Blend Division	MML Blend Fund [13]

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [12]

MML Conservative Allocation Division	MML Conservative Allocation Fund [12]

MML Core Allocation Division [20]	MML American Funds® Core Allocation Fund [12]

MML Dynamic Bond Division [20]	MML Dynamic Bond Fund [13]

MML Equity Division	MML Equity Fund [13]

MML Equity Income Division	MML Equity Income Fund [12]

MML Equity Index Division	MML Equity Index Fund [12]

MML Focused Equity Division [20]	MML Focused Equity Fund [12]

MML Foreign Division	MML Foreign Fund [12]

MML Fundamental Growth Division [20]	MML Fundamental Growth Fund [12]

MML Fundamental Value Division [20]	MML Fundamental Value Fund [12]

MML Global Division	MML Global Fund [12]

MML Growth Division [20]	MML American Funds® Growth Fund [12]

MML Growth & Income Division	MML Growth & Income Fund [12]

MML Growth Allocation Division	MML Growth Allocation Fund [12]

MML High Yield Division [20]	MML High Yield Fund [13]

MML Income & Growth Division	MML Income & Growth Fund [12]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [13]

MML International Division [20]	MML American Funds® International Fund [12]

MML International Equity Division [20]	MML International Equity Fund [12]

MML Large Cap Growth Division [20]	MML Large Cap Growth Fund [12]

MML Managed Bond Division	MML Managed Bond Fund [13]

MML Managed Volatility Division	MML Managed Volatility Fund [12]

MML Mid Cap Growth Division	MML Mid Cap Growth Fund [12]

MML Mid Cap Value Division	MML Mid Cap Value Fund [12]

MML Moderate Allocation Division	MML Moderate Allocation Fund [12]

MML Money Market Division	MML Money Market Fund [13]

MML Short-Duration Bond Division [20]	MML Short-Duration Bond Fund [13]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

MML Small Cap Equity Division	MML Small Cap Equity Fund [13]

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [12]

MML Small Company Value Division [20]	MML Small Company Value Fund [12]

MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund [12]

MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund [13]

MML Total Return Bond Division [20]	MML Total Return Bond Fund [12]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA 14

Oppenheimer Conservative Balanced Division [18]	Oppenheimer Conservative Balanced Fund/VA 14

Oppenheimer Core Bond Division	Oppenheimer Core Bond Fund/VA 14

Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA 14

Oppenheimer Global Division	Oppenheimer Global Fund/VA 14

Oppenheimer Global Multi-Alternatives Division [20]	Oppenheimer Global Multi-Alternatives Fund/VA 14

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA 14

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA 14

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA 14

Oppenheimer Main Street Small Cap Division	Oppenheimer Main Street Small Cap Fund®/VA 14

Oppenheimer Money Division	Oppenheimer Money Fund/VA 14

PIMCO VIT Commodity Real Return Strategy Division	PIMCO VIT Commodity Real Return® Strategy Portfolio [15]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [16]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [16]

T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio [16]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [16]

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio [16]

Templeton Foreign VIP Division	Templeton Foreign VIP Fund [17]

VY Clarion Global Real Estate Division	VY Clarion Global Real Estate Portfolio [8]

In addition to the eighty-five divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, the General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Capital Research and Management Company is the investment adviser to the listed Funds.
[3]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[4]	Fidelity® Management & Research Company is the investment adviser to the listed Portfolios.
[5]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[6]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[7]	Goldman Sachs Asset Management International, a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[8]	Voya Investments, LLC is the investment adviser to this Portfolio.
[9]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[10]	Janus Capital Management, LLC is the investment adviser to the listed Portfolios.
[11]	Massachusetts Financial Services Company is the investment adviser to the listed Series.
[12]	MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[13]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.

Notes To Financial Statements (Continued)

[14]	OFI Global Asset Management, Inc. is the investment adviser to the listed Funds/Portfolios.
[15]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[16]	T. Rowe Price Associates, Inc. is the investment adviser to the listed Portfolios.
[17]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[18]	Oppenheimer Conservative Balanced Division was formerly known as Oppenheimer Capital Income Division.
[19]	Waddell & Reed Investment Management Company serves as Investment Adviser to this Portfolio.
[20]	This division did not have any investment or unit activity in 2015.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2001 CSO mortality tables.

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2015. There have been no transfers between levels for the year ended December 31, 2015.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives and MML Distributors and MSD serve as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015 were as follows:

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)
Cost of purchases	$3,770,431	$636	$1,208,028	$2,599,906	$5,771,908	$1,154,209	$10,533,659	$928,871	$4,212	$2,484,848	$1,738	$207,943
Proceeds from sales	(2,589,240)	(7,564)	(1,900,228)	(1,789,776)	(2,327,809)	(745,741)	(6,039,500)	(699,859)	(6,598)	(1,078,348)	(967)	(446,426)

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Cost of purchases	$886,397	$91,588	$7,595	$247,190	$779,319	$535,791	$7,074	$607,446	$4,039,123	$63,150	$567,672	$36,614
Proceeds from sales	(1,866,359)	(52,640)	(5,336)	(117,524)	(622,069)	(406,336)	(2,682)	(394,102)	(1,976,541)	(32,767)	(1,033,517)	(54,511)

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division
Cost of purchases	$181,416	$100,833	$498,698	$265,707	$729,341	$483,290	$4,090,601	$2,180,380	$172,706	$8,744,871	$111,597	$5,644,204
Proceeds from sales	(138,797)	(53,178)	(1,226,040)	(62,620)	(380,734)	(654,462)	(3,261,808)	(1,609,363)	(91,242)	(10,688,213)	(53,829)	(10,999,687)

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division
Cost of purchases	$52,421	$73,528	$71,234	$750,595	$37,017	$628,060	$3,284,258	$878,122	$270,886	$291,273	$395,816	$7,822,009
Proceeds from sales	(17,731)	(43,330)	(39,146)	(218,552)	(14,355)	(799,549)	(3,956,445)	(1,265,990)	(174,254)	(204,310)	(381,750)	(69,559,764)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Cost of purchases	$4,525,624	$3,262,347	$149,218	$20,501	$13,636,278	$260,541	$1,703,792	$5,857,125	$9,173,556	$2,829,816	$3,742,589	$5,087,738
Proceeds from sales	(2,256,022)	(1,899,521)	(88,786)	(40,816)	(5,992,213)	(388,225)	(1,072,997)	(4,314,211)	(6,982,652)	(3,486,871)	(2,535,567)	(2,936,148)

	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division
Cost of purchases	$768,156	$885,271	$61,112	$585,372	$1,546,046	$25	$8,815,021	$443,362	$1,579,801	$100,292
Proceeds from sales	(415,754)	(862,937)	(9,930)	(1,036,271)	(1,522,703)	(225)	(5,229,753)	(351,999)	(1,357,144)	(48,833)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2015 were as follows:

2015	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division

							(Initial)	(Service)
Units purchased	991,961	-	392,621	588,235	943,031	235,582	1,920,545	120,171	1	338,978	28	5,956
Units withdrawn	(1,623,806)	(1,761)	(623,563)	(723,238)	(1,104,719)	(350,634)	(2,449,716)	(260,810)	(4,631)	(454,176)	(445)	(10,524)
Units transferred between divisions and transferred to/from GPA	(88,262)	(4,065)	(112,248)	(191,141)	(226,521)	38,477	(22,920)	(8,714)	-	(25,453)	-	(79,286)

Net increase (decrease)	(720,108)	(5,826)	(343,190)	(326,144)	(388,210)	(76,575)	(552,091)	(149,353)	(4,630)	(140,651)	(417)	(83,854)

2015 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	255,653	155	9	112,163	86,839	243,472	5	137,887	486,649	2,803	553,925	2,826
Units withdrawn	(1,042,376)	(2,272)	(2,469)	(106,760)	(189,137)	(351,213)	(737)	(147,409)	(832,565)	(3,005)	(854,048)	(1,510)
Units transferred between divisions and transferred to/from GPA	(21,646)	26,450	-	89,304	60,881	(22,826)	(17)	21,585	(269,291)	(122)	(143,600)	(9,771)

Net increase (decrease)	(808,369)	24,333	(2,460)	94,708	(41,418)	(130,567)	(749)	12,062	(615,207)	(324)	(443,722)	(8,455)

2015 (Continued)	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division
Units purchased	42,626	13,889	114,320	8,942	177,960	151,921	687,362	547,072	93,354	2,119,764	25,071	1,855,722
Units withdrawn	(57,566)	(20,242)	(251,990)	(16,891)	(97,575)	(337,163)	(1,222,068)	(825,874)	(69,901)	(4,985,388)	(9,165)	(5,721,297)
Units transferred between divisions and transferred to/from GPA	(5,882)	(911)	(118,897)	(1,176)	26,537	(30,400)	(33,122)	(22,854)	909	(268,952)	1,372	(46,041)

Net increase (decrease)	(20,821)	(7,265)	(256,567)	(9,125)	106,922	(215,643)	(567,827)	(301,656)	24,362	(3,134,577)	17,278	(3,911,615)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2015 (Continued)	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division
Units purchased	28,703	23,266	26,191	264,936	14,997	321,678	830,438	505,158	36,736	32,158	130,757	2,842,090
Units withdrawn	(12,458)	(14,098)	(13,766)	(82,111)	(9,079)	(451,703)	(1,532,383)	(731,124)	(18,095)	(16,485)	(66,717)	(6,917,806)
Units transferred between divisions and transferred to/from GPA	3,537	2,329	1,461	5,717	34	12,814	(74,391)	(108,147)	(601)	3,828	(112,229)	(29,042,097)

Net increase (decrease)	19,782	11,498	13,886	188,543	5,951	(117,212)	(776,336)	(334,113)	18,040	19,501	(48,189)	(33,117,813)

2015 (Continued)	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Units purchased	615,038	396,617	24,943	17,292	2,300,866	76,177	963,299	1,505,378	1,905,578	1,080,249	1,001,030	985,665
Units withdrawn	(957,096)	(631,769)	(16,970)	(51,192)	(3,560,374)	(185,271)	(876,870)	(2,240,092)	(2,960,604)	(1,726,606)	(1,059,158)	(1,782,026)
Units transferred between divisions and transferred to/from GPA	(64,213)	(183,334)	935	6,846	(442,547)	18,802	17,244	(254,699)	(159,505)	(94,818)	(170,610)	(158,900)

Net increase (decrease)	(406,271)	(418,486)	8,909	(27,054)	(1,702,056)	(90,291)	103,673	(989,413)	(1,214,532)	(741,175)	(228,738)	(955,261)

2015 (Continued)	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division
Units purchased	49,342	488,310	65,045	208,948	584,174	-	653,442	66,462	604,749	34,850
Units withdrawn	(47,740)	(646,350)	(19,970)	(315,630)	(713,290)	(127)	(1,369,729)	(141,615)	(938,101)	(16,719)
Units transferred between divisions and transferred to/from GPA	(6,829)	206,119	6,952	(28,652)	(101,299)	-	(92,083)	4,716	65,205	6,181

Net increase (decrease)	(5,226)	48,079	52,027	(135,334)	(230,415)	(127)	(808,370)	(70,437)	(268,147)	24,312

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2014	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division

							(Initial)	(Service)
Units purchased	1,206,723	17,016	646,240	703,078	1,008,737	253,013	2,076,827	408,155	11,264	352,087	1,762	193,849
Units withdrawn	(1,996,263)	(18,494)	(753,281)	(865,752)	(1,183,649)	(432,474)	(2,721,722)	(491,546)	(12,976)	(435,073)	(2,025)	(206,681)
Units transferred between divisions and transferred to/from GPA	(17,591)	-	(237,465)	(38,517)	(273,762)	(50,125)	(245,936)	(84,947)	23,439	(42,488)	-	(2,464)

Net increase (decrease)	(807,131)	(1,478)	(344,506)	(201,191)	(448,674)	(229,586)	(890,831)	(168,338)	21,727	(125,474)	(263)	(15,296)

2014 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	404,990	41,619	167,346	124,693	79,587	227,993	34,089	140,131	757,816	3,206	692,960	2,529
Units withdrawn	(1,060,039)	(49,536)	(182,727)	(137,638)	(110,382)	(505,824)	(34,778)	(158,554)	(1,064,304)	(3,927)	(911,765)	(2,675)
Units transferred between divisions and transferred to/from GPA	(116,240)	10,013	-	(94,186)	56,021	97,053	(2)	(11,843)	(169,423)	(646)	(215,115)	10,056

Net increase (decrease)	(771,289)	2,096	(15,381)	(107,131)	25,226	(180,778)	(691)	(30,266)	(475,911)	(1,367)	(433,920)	9,910

2014 (Continued)	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division

Units purchased	79,827	15,395	262,804	151,946	152,076	207,010	738,302	493,125	264,570	2,841,022	24,099	4,676,070
Units withdrawn	(111,800)	(20,908)	(324,493)	(178,857)	(84,786)	(49,452)	(1,429,385)	(703,812)	(33,837)	(5,310,609)	(9,972)	(5,653,955)
Units transferred between divisions and transferred to/from GPA	(26,635)	(3,280)	(84,059)	(110,453)	52,424	295,139	(57,202)	109,565	35,251	(382,620)	1,387	(350,863)

Net increase (decrease)	(58,608)	(8,793)	(145,748)	(137,364)	119,714	452,697	(748,285)	(101,122)	265,984	(2,852,207)	15,514	(1,328,748)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2014 (Continued)	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Money Market Division
Units purchased	28,840	16,747	27,349	309,668	22,671	323,726	1,783,124	1,038,100	34,380	27,172	148,275	3,639,979
Units withdrawn	(14,006)	(8,084)	(13,340)	(78,387)	(33,284)	(544,366)	(2,450,772)	(1,225,412)	(14,227)	(14,035)	(178,632)	(9,567,383)
Units transferred between divisions and transferred to/from GPA	2,243	(1,791)	224	203,197	275	(626,395)	(270,966)	(79,341)	8,070	8,621	159,084	4,109,421

Net increase (decrease)	17,077	6,872	14,233	434,478	(10,338)	(847,035)	(938,614)	(266,653)	28,223	21,758	128,727	(1,817,983)

2014 (Continued)	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	Oppenheimer Capital Appreciation Division	Oppenheimer Capital Income Division	Oppenheimer Core Bond Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Units purchased	676,549	632,766	23,643	11,621	3,134,868	251,613	2,550,852	2,260,589	2,440,278	2,218,843	1,347,967	1,187,456
Units withdrawn	(1,016,486)	(823,703)	(13,569)	(9,854)	(4,343,959)	(218,200)	(2,299,514)	(3,005,675)	(3,577,433)	(2,514,541)	(1,342,705)	(1,797,159)
Units transferred between divisions and transferred to/from GPA	(151,601)	17,269	1,594	33,394	(462,785)	(47,393)	63,020	(123,958)	(396,791)	(17,627)	(59,674)	(178,009)

Net increase (decrease)	(491,538)	(173,668)	11,668	35,161	(1,671,876)	(13,980)	314,358	(869,044)	(1,533,946)	(313,325)	(54,412)	(787,712)

2014 (Continued)	Oppenheimer Main Street Small Cap Division	Oppenheimer Money Division	PIMCO VIT Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY Clarion Global Real Estate Division
Units purchased	114,233	1,474,534	50,985	261,128	623,313	712	1,056,356	140,918	595,828	31,863
Units withdrawn	(102,426)	(1,552,173)	(18,340)	(322,105)	(587,163)	(3,958)	(1,925,404)	(118,259)	(822,459)	(15,555)
Units transferred between divisions and transferred to/from GPA	(103,425)	374,247	2,207	(111,472)	(102,479)	-	(381,967)	(76,448)	170,238	(8)

Net increase (decrease)	(91,618)	296,608	34,852	(172,449)	(66,329)	(3,246)	(1,251,015)	(53,789)	(56,393)	16,300

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2015 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2015	12,823,297	$1.98 to $ 2.17	$23,313,481	2.10%	0.25% to 1.00%	(6.56)% to (5.86)%
2014	13,543,405	2.11 to 2.30	26,280,312	2.04	0.25 to 1.00	11.38 to 12.22
2013	14,350,536	1.90 to 2.05	24,945,163	2.21	0.25 to 1.00	34.47 to 35.48
2012	15,631,500	1.41 to 1.52	20,127,314	2.11	0.25 to 1.00	13.60 to 14.46
2011	16,220,357	1.24 to 1.32	18,306,289	1.57	0.25 to 1.00	2.09 to 2.85

American Century VP International Division
2015	145,685	1.11	161,404	0.37	0.60	0.16
2014	151,511	1.11	167,598	1.66	0.60	(6.07)
2013	152,989	1.18	180,173	1.67	0.60	21.68
2012	154,576	0.97	149,608	0.83	0.60	20.44
2011	156,326	0.80	125,630	1.47	0.60	(12.57)

American Century VP Value Division
2015	4,670,239	2.13 to 2.71	11,909,152	2.13	0.25 to 1.00	(4.84) to (4.12)
2014	5,013,429	2.24 to 2.83	13,423,353	1.54	0.25 to 1.00	11.96 to 12.80
2013	5,357,935	2.00 to 2.51	12,888,121	1.66	0.25 to 1.00	30.42 to 31.40
2012	5,437,125	1.54 to 1.91	9,983,419	1.93	0.25 to 1.00	13.43 to 14.29
2011	5,609,497	1.35 to 1.67	9,056,343	2.04	0.25 to 1.00	0.01 to 0.76

American Funds® Asset Allocation Division
2015	7,815,261	2.07 to 2.51	18,393,999	1.63	0.25 to 1.00	0.39 to 1.15
2014	8,141,405	2.06 to 2.48	19,013,090	1.49	0.25 to 1.00	4.35 to 5.13
2013	8,342,596	1.97 to 2.36	18,613,490	1.46	0.25 to 1.00	22.46 to 23.38
2012	8,430,898	1.61 to 1.91	15,290,984	1.97	0.25 to 1.00	15.03 to 15.90
2011	8,578,044	1.40 to 1.65	13,494,126	1.88	0.25 to 1.00	0.29 to 1.04

American Funds® Growth-Income Division
2015	11,207,831	2.09 to 2.72	28,415,871	1.30	0.25 to 1.00	0.45 to 1.20
2014	11,596,041	2.09 to 2.69	29,207,131	1.29	0.25 to 1.00	9.53 to 10.36
2013	12,044,715	1.90 to 2.44	27,620,894	1.37	0.25 to 1.00	32.17 to 33.17
2012	12,564,342	1.44 to 1.83	21,731,319	1.62	0.25 to 1.00	16.31 to 17.19
2011	13,332,190	1.24 to 1.56	19,774,147	1.58	0.25 to 1.00	(2.81) to (2.07)

Deutsche Small Cap Index Division
2015	3,134,821	2.13 to 2.54	7,530,019	1.04	0.25 to 1.00	(5.55) to (4.83)
2014	3,211,396	2.25 to 2.67	8,143,727	0.97	0.25 to 1.00	3.70 to 4.48
2013	3,440,982	2.17 to 2.56	8,393,980	1.63	0.25 to 1.00	37.26 to 38.29
2012	3,765,778	1.58 to 1.85	6,661,695	0.88	0.25 to 1.00	15.09 to 15.96
2011	4,006,582	1.37 to 1.59	6,136,663	0.90	0.25 to 1.00	(5.36) to (4.65)

Fidelity® VIP Contrafund® Division (Initial Class)
2015	23,727,342	2.53 to 3.44	64,684,270	1.03	0.25 to 1.00	(0.33) to 0.42
2014	24,279,433	2.54 to 3.43	66,265,541	0.97	0.25 to 1.00	10.83 to 11.66
2013	25,170,264	2.29 to 3.07	61,826,384	1.09	0.25 to 1.00	29.98 to 30.96
2012	26,354,237	1.76 to 2.34	49,796,723	1.34	0.25 to 1.00	15.26 to 16.12
2011	27,674,488	1.53 to 2.02	45,266,125	1.03	0.25 to 1.00	(3.49) to (2.77)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Division (Service Class)
2015	2,550,500	$2.57 to $2.71	$6,630,826	0.93%	0.60% to 0.75%	(0.19)% to (0.04)%
2014	2,699,853	2.58 to 2.71	7,028,266	0.87	0.60 to 0.75	10.98 to 11.15
2013	2,868,191	2.32 to 2.44	6,732,673	1.00	0.60 to 0.75	30.17 to 30.36
2012	2,893,279	1.79 to 1.87	5,213,815	1.27	0.60 to 0.75	15.44 to 15.61
2011	3,011,201	1.55 to 1.62	4,698,320	0.94	0.60 to 0.75	(3.36) to (3.22)

Fidelity® VIP Growth Division
2015	101,707	1.29	130,962	0.16	0.60	6.41
2014	106,337	1.21	128,676	0.11	0.60	10.52
2013	84,610	1.09	92,635	0.20	0.60	35.39
2012	86,095	0.81	69,623	0.51	0.60	13.86
2011	87,149	0.71	61,898	0.25	0.60	(0.46)

Franklin Small Cap Value VIP Division
2015	3,907,673	2.35 to 3.19	11,657,741	0.63	0.25 to 1.00	(8.31) to (7.62)
2014	4,048,324	2.56 to 3.45	13,133,649	0.62	0.25 to 1.00	(0.43) to 0.32
2013	4,173,798	2.57 to 3.44	13,553,648	1.29	0.25 to 1.00	34.88 to 35.90
2012	4,290,084	1.91 to 2.53	10,293,380	0.78	0.25 to 1.00	17.21 to 18.09
2011	4,422,859	1.63 to 2.14	9,029,620	0.70	0.25 to 1.00	(4.72) to (4.00)

Goldman Sachs Large Cap Value Division
2015	6,214	1.89 to 2.05	12,317	1.41	0.30 to 0.60	(4.98) to (4.70)
2014	6,631	1.99 to 2.16	13,813	1.42	0.30 to 0.60	12.26 to 12.60
2013	6,894	1.77 to 1.91	12,787	0.04	0.30 to 0.60	32.43 to 32.83
2012	409,388	1.34 to 1.44	589,678	1.47	0.30 to 0.60	18.41 to 18.77
2011	411,778	1.13 to 1.21	499,395	1.21	0.30 to 0.60	(7.61) to (7.33)

Goldman Sachs Mid Cap Value Division
2015	380,053	4.48 to 4.76	1,727,074	0.35	0.30 to 0.60	(9.79) to (9.51)
2014	463,907	4.97 to 5.26	2,353,669	1.00	0.30 to 0.60	12.89 to 13.23
2013	479,203	4.40 to 4.65	2,160,496	0.86	0.30 to 0.60	32.10 to 32.49
2012	473,181	3.33 to 3.51	1,604,940	0.98	0.30 to 0.60	17.76 to 18.11
2011	638,645	2.83 to 2.97	1,834,516	0.77	0.30 to 0.60	(6.93) to (6.66)

Goldman Sachs Strategic Growth Division
2015	3,870,281	1.64 to 2.16	6,622,347	0.34	0.25 to 1.00	2.37 to 3.14
2014	4,678,650	1.59 to 2.11	7,809,251	0.37	0.25 to 1.00	12.51 to 13.36
2013	5,449,939	1.40 to 1.88	8,063,224	0.41	0.25 to 1.00	31.10 to 32.09
2012	5,767,893	1.06 to 1.43	6,511,917	0.68	0.25 to 1.00	18.69 to 19.59
2011	6,141,812	0.89 to 1.21	5,820,475	0.46	0.25 to 1.00	(3.58) to (2.86)

Goldman Sachs Strategic International Equity Division
2015	120,212	1.37	164,553	1.80	0.60	0.45
2014	95,879	1.36	130,657	3.63	0.60	(8.10)
2013	93,783	1.48	139,057	1.73	0.60	23.46
2012	166,709	1.20	200,215	2.21	0.60	20.51
2011	197,946	1.00	197,273	3.21	0.60	(15.56)

Goldman Sachs U.S. Equity Insights Division
2015	52,537	1.88 to 2.24	99,765	1.36	0.30 to 0.60	(0.79) to (0.49)
2014	54,997	1.90 to 2.25	105,291	1.32	0.30 to 0.60	15.67 to 16.02
2013	70,378	1.64 to 1.94	116,294	1.05	0.30 to 0.60	36.70 to 37.11
2012	94,694	1.20 to 1.41	114,279	1.58	0.30 to 0.60	13.77 to 14.11
2011	134,273	1.05 to 1.24	142,204	1.51	0.30 to 0.60	3.42 to 3.73

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Diversified Dividend Division
2015	1,138,379	$0.97 to $1.25	$1,366,232	1.76%	0.25% to 1.00%	1.05% to 1.81%
2014	1,043,671	0.96 to 1.22	1,235,075	1.74	0.25 to 1.00	11.71 to 12.55
2013	1,150,802	0.86 to 1.09	1,207,255	2.51	0.25 to 1.00	29.73 to 30.71
2012	912,387	0.66 to 0.83	734,676	1.93	0.25 to 1.00	17.54 to 18.43
2011	872,819	0.56 to 0.70	595,281	0.24	0.25 to 1.00	(3.07) to (2.34)

Invesco V.I. Global Health Care Division
2015	1,042,490	2.80 to 3.32	3,234,987	-	0.25 to 1.00	2.14 to 2.91
2014	1,083,908	2.74 to 3.22	3,285,583	-	0.25 to 1.00	18.48 to 19.37
2013	1,058,682	2.31 to 2.70	2,701,896	0.70	0.25 to 1.00	39.14 to 40.19
2012	991,027	1.66 to 1.93	1,814,633	-	0.25 to 1.00	19.69 to 20.60
2011	1,090,977	1.39 to 1.60	1,666,165	-	0.25 to 1.00	2.92 to 3.69

Invesco V.I. Technology Division
2015	2,583,348	1.26 to 1.87	2,860,192	-	0.25 to 1.00	5.75 to 6.55
2014	2,713,915	1.18 to 1.77	2,834,494	-	0.25 to 1.00	9.95 to 10.77
2013	2,894,693	1.07 to 1.61	2,721,438	-	0.25 to 1.00	23.90 to 24.83
2012	3,242,771	0.86 to 1.30	2,433,172	-	0.25 to 1.00	10.17 to 11.00
2011	3,317,406	0.77 to 1.18	2,229,918	0.19	0.25 to 1.00	(6.00) to (5.29)

Janus Aspen Balanced Division (Institutional Class)
2015	62,316	2.19	136,368	1.60	0.60	0.02
2014	63,065	2.19	137,981	1.76	0.60	7.86
2013	63,756	2.03	129,329	2.28	0.60	19.44
2012	64,420	1.70	109,412	1.96	0.60	12.94
2011	242,616	1.50	364,853	2.06	0.60	1.03

Janus Aspen Balanced Division (Service Class)
2015	1,986,602	2.23 to 2.59	4,828,308	1.37	0.25 to 1.00	(0.59) to 0.16
2014	1,974,540	2.24 to 2.58	4,818,850	1.52	0.25 to 1.00	7.16 to 7.97
2013	2,004,806	2.09 to 2.39	4,553,567	2.03	0.25 to 1.00	18.61 to 19.50
2012	1,825,433	1.76 to 2.00	3,485,364	2.54	0.25 to 1.00	12.24 to 13.09
2011	1,911,805	1.57 to 1.77	3,242,276	2.19	0.25 to 1.00	0.35 to 1.10

Janus Aspen Forty Division (Institutional Class)
2015	7,285,204	1.97 to 2.48	16,790,187	-	0.25 to 0.75	11.38 to 11.94
2014	7,900,411	1.76 to 2.23	16,254,249	0.16	0.25 to 0.75	7.92 to 8.46
2013	8,376,322	1.62 to 2.06	15,943,695	0.71	0.25 to 0.75	30.25 to 30.90
2012	8,983,565	1.24 to 1.58	13,136,305	0.71	0.25 to 0.75	23.23 to 23.85
2011	9,811,569	1.00 to 1.28	11,578,955	0.38	0.25 to 0.75	(7.39) to (6.93)

Janus Aspen Forty Division (Service Class)
2015	52,719	2.98 to 3.47	161,103	-	0.50 to 1.00	10.82 to 11.38
2014	53,043	2.69 to 3.11	145,948	0.03	0.50 to 1.00	7.39 to 7.93
2013	54,410	2.50 to 2.89	139,065	0.59	0.50 to 1.00	29.58 to 30.23
2012	56,359	1.93 to 2.22	110,861	0.58	0.50 to 1.00	22.62 to 23.24
2011	60,741	1.58 to 1.80	97,089	0.24	0.50 to 1.00	(7.87) to (7.40)

Janus Aspen Global Research Division (Institutional Class)
2015	7,100,500	0.99 to 1.24	8,009,301	0.64	0.25 to 0.75	(3.02) to (2.53)
2014	7,544,222	1.01 to 1.28	8,703,992	1.08	0.25 to 0.75	6.64 to 7.18
2013	7,978,142	0.94 to 1.20	8,604,397	1.22	0.25 to 0.75	27.47 to 28.11
2012	9,021,897	0.74 to 0.94	7,538,879	0.88	0.25 to 0.75	19.18 to 19.78
2011	9,349,353	0.62 to 0.79	6,549,020	0.58	0.25 to 0.75	(14.39) to (13.96)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Janus Aspen Global Research Division (Service Class)
2015	107,614	$1.62 to $2.02	$205,061	0.52%	0.50% to 1.00%	(3.50)% to (3.02)%
2014	116,069	1.68 to 2.08	229,442	0.98	0.50 to 1.00	6.11 to 6.65
2013	106,159	1.58 to 1.95	195,591	1.13	0.50 to 1.00	26.80 to 27.44
2012	86,780	1.25 to 1.53	118,604	0.79	0.50 to 1.00	18.66 to 19.26
2011	88,793	1.05 to 1.29	100,722	0.49	0.50 to 1.00	(14.84) to (14.42)

MFS® Growth Division
2015	844,171	2.04 to 2.52	1,782,359	0.16	0.30 to 0.75	6.76 to 7.24
2014	864,992	1.91 to 2.35	1,710,078	0.10	0.30 to 0.75	8.13 to 8.62
2013	923,600	1.76 to 2.17	1,690,641	0.23	0.30 to 0.75	35.83 to 36.44
2012	1,088,673	1.30 to 1.59	1,469,553	-	0.30 to 0.75	16.51 to 17.03
2011	1,162,492	1.11 to 1.36	1,345,471	0.19	0.30 to 0.75	(1.07) to (0.62)

MFS® Investors Trust Division
2015	228,537	2.26 to 2.75	590,412	0.91	0.25 to 1.00	(0.78) to (0.03)
2014	235,802	2.28 to 2.76	611,967	0.95	0.25 to 1.00	9.90 to 10.73
2013	244,595	2.08 to 2.49	574,996	1.01	0.25 to 1.00	30.74 to 31.72
2012	232,322	1.59 to 1.89	416,283	0.88	0.25 to 1.00	17.99 to 18.88
2011	239,601	1.35 to 1.59	362,983	0.63	0.25 to 1.00	(3.15) to (2.43)

MFS® New Discovery Division
2015	1,757,337	2.17 to 3.07	5,211,919	-	0.25 to 1.00	(2.86) to (2.13)
2014	2,013,904	2.23 to 3.14	6,214,867	-	0.25 to 1.00	(8.18) to (7.49)
2013	2,159,652	2.43 to 3.39	7,278,405	-	0.25 to 1.00	40.11 to 41.17
2012	2,251,131	1.73 to 2.40	5,398,216	-	0.25 to 1.00	20.02 to 20.92
2011	2,156,353	1.45 to 1.99	4,281,062	-	0.25 to 1.00	(11.16) to (10.49)

MFS® Research Division
2015	1,266,534	1.91 to 2.30	2,803,462	0.74	0.30 to 0.75	0.05 to 0.50
2014	1,275,659	1.91 to 2.29	2,813,981	0.80	0.30 to 0.75	9.38 to 9.87
2013	1,413,023	1.74 to 2.08	2,812,221	0.32	0.30 to 0.75	31.30 to 31.89
2012	1,389,186	1.33 to 1.58	2,071,947	0.79	0.30 to 0.75	16.39 to 16.92
2011	1,383,841	1.14 to 1.35	1,769,389	0.87	0.30 to 0.75	(1.19) to (0.75)

MML Aggressive Allocation Division
2015	502,025	1.35 to 2.19	997,688	2.09	0.50 to 0.75	(1.58) to (1.34)
2014	395,103	1.37 to 2.22	797,803	1.13	0.50 to 0.75	5.06 to 5.32
2013	275,389	1.31 to 2.11	529,428	1.31	0.50 to 0.75	26.44 to 26.75
2012	191,547	1.03 to 1.66	289,202	0.82	0.50 to 0.75	14.87 to 15.15
2011	138,117	0.90 to 1.44	178,531	1.06	0.50 to 0.75	(10.00) to (2.34)

MML Asset Allocation Division
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	3.18	0.50 to 0.70	5.77 to 5.84
2011	28,873	1.26 to 1.27	36,519	1.61	0.50 to 0.70	0.98 to 1.18

MML Balanced Allocation Division
2015	507,071	1.25 to 1.84	765,595	2.71	0.50 to 0.75	(1.11) to (0.86)
2014	722,714	1.26 to 1.86	1,041,985	2.63	0.50 to 0.75	4.56 to 4.82
2013	270,017	1.21 to 1.77	426,773	2.44	0.50 to 0.75	13.63 to 13.92
2012	187,185	1.06 to 1.56	275,668	1.79	0.50 to 0.75	11.56 to 11.84
2011	167,995	0.95 to 1.39	221,624	2.38	0.50 to 0.75	(4.59) to 1.22

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blend Division
2015	9,607,247	$2.06 to $2.21	$27,875,164	2.13%	0.25% to 1.00%	(0.92)% to (0.17)%
2014	10,175,074	2.08 to 2.21	29,791,083	2.07	0.25 to 1.00	9.88 to 10.71
2013	10,923,359	1.89 to 2.00	29,496,182	2.04	0.25 to 1.00	19.12 to 20.01
2012	11,696,492	1.59 to 1.66	26,673,699	2.10	0.25 to 1.00	11.52 to 12.36
2011	12,347,289	1.42 to 1.48	25,132,192	2.07	0.25 to 1.00	3.74 to 4.52

MML Blue Chip Growth Division
2015	4,273,783	1.30 to 2.08	6,826,645	-	0.25 to 1.00	9.99 to 10.82
2014	4,575,439	1.17 to 1.89	6,627,835	-	0.25 to 1.00	8.04 to 8.85
2013	4,676,561	1.07 to 1.75	6,247,551	0.22	0.25 to 1.00	39.92 to 40.98
2012	4,894,496	0.76 to 1.25	4,588,117	0.09	0.25 to 1.00	17.13 to 18.02
2011	4,761,840	0.65 to 1.07	3,739,736	0.04	0.25 to 1.00	0.36 to 1.12

MML Concentrated Growth Division
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	2.61	0.50 to 0.70	10.61 to 10.68
2011	10,560	1.42	14,943	0.72	0.50 to 0.70	(1.46) to (1.26)

MML Conservative Allocation Division
2015	395,753	1.22 to 1.76	510,973	2.83	0.50 to 0.75	(1.12) to (0.88)
2014	371,391	1.23 to 1.78	480,942	3.21	0.50 to 0.75	4.34 to 4.60
2013	105,407	1.18 to 1.70	145,525	2.51	0.50 to 0.75	10.49 to 10.76
2012	66,623	1.07 to 1.53	86,570	2.17	0.50 to 0.75	10.57 to 10.85
2011	87,728	0.97 to 1.38	108,009	2.51	0.50 to 0.75	(3.13) to 2.06

MML Emerging Growth Division
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	-	0.25 to 1.00	6.61 to 6.87
2011	2,400,038	0.82 to 1.00	1,924,409	-	0.25 to 1.00	(7.47) to (6.78)

MML Enhanced Index Core Equity Division
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012	-	-	-	2.23	0.25 to 1.00	8.55 to 8.82
2011	667,487	1.26 to 1.54	971,266	1.49	0.25 to 1.00	1.55 to 2.32

MML Equity Division
2015	28,312,661	1.82 to 1.95	78,392,024	2.07	0.25 to 1.00	(4.39) to (3.67)
2014	31,447,238	1.89 to 2.03	88,607,590	1.89	0.25 to 1.00	10.46 to 11.29
2013	34,299,445	1.70 to 1.84	89,227,360	1.89	0.25 to 1.00	31.95 to 32.94
2012	37,814,530	1.28 to 1.40	74,739,653	1.93	0.25 to 1.00	14.89 to 15.76
2011	41,138,324	1.10 to 1.22	71,139,765	1.53	0.25 to 1.00	(4.71) to (4.00)

MML Equity Income Division
2015	105,150	1.95 to 1.98	205,984	1.94	0.50 to 0.70	(7.53) to (7.35)
2014	87,872	2.11 to 2.13	185,944	1.74	0.50 to 0.70	6.79 to 7.01
2013	72,358	1.97 to 1.99	143,100	1.98	0.50 to 0.70	29.03 to 29.28
2012	56,231	1.53 to 1.54	86,129	2.00	0.50 to 0.70	16.50 to 16.73
2011	49,983	1.31 to 1.32	65,666	1.78	0.50 to 0.70	(1.48) to (1.29)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Index Division
2015	31,339,147	$2.16 to $2.27	$62,107,625	1.65%	0.25% to 1.00%	0.16% to 0.92%
2014	35,250,762	2.15 to 2.25	69,226,923	1.55	0.25 to 1.00	12.22 to 13.07
2013	36,579,510	1.92 to 1.99	64,323,607	1.65	0.25 to 1.00	30.71 to 31.69
2012	39,846,325	1.47 to 1.51	53,232,183	1.66	0.25 to 1.00	14.54 to 15.40
2011	45,920,165	1.28 to 1.31	54,758,362	1.65	0.25 to 1.00	0.83 to 1.59

MML Foreign Division
2015	91,302	1.49 to 1.52	136,743	2.92	0.50 to 0.70	(4.84) to (4.65)
2014	71,520	1.57 to 1.59	112,532	2.35	0.50 to 0.70	(7.62) to (7.43)
2013	54,443	1.70 to 1.72	92,715	1.95	0.50 to 0.70	19.96 to 20.20
2012	44,972	1.42 to 1.43	63,764	2.08	0.50 to 0.70	18.23 to 18.47
2011	43,180	1.20 to 1.21	51,819	2.10	0.50 to 0.70	(10.53) to (10.35)

MML Global Division
2015	47,430	2.15 to 2.18	102,154	1.19	0.50 to 0.70	(2.04) to (1.85)
2014	35,932	2.20 to 2.23	78,988	0.90	0.50 to 0.70	3.27 to 3.48
2013	29,060	2.13 to 2.15	61,856	1.18	0.50 to 0.70	27.44 to 27.70
2012	24,024	1.67 to 1.68	40,125	1.03	0.50 to 0.70	22.92 to 23.17
2011	23,258	1.36 to 1.37	31,598	1.00	0.50 to 0.70	(4.82) to (4.63)

MML Growth & Income Division
2015	85,526	2.20 to 2.23	188,466	1.23	0.50 to 0.70	(0.21) to (0.01)
2014	71,640	2.20 to 2.23	158,172	1.20	0.50 to 0.70	10.41 to 10.63
2013	57,407	1.99 to 2.02	114,774	1.30	0.50 to 0.70	31.61 to 31.87
2012	47,053	1.52 to 1.53	71,378	1.23	0.50 to 0.70	18.65 to 18.89
2011	44,459	1.28 to 1.29	56,892	1.17	0.50 to 0.70	(2.51) to (2.32)

MML Growth Allocation Division
2015	842,927	1.32 to 2.05	1,607,208	2.30	0.50 to 0.75	(1.46) to (1.21)
2014	654,384	1.34 to 2.08	1,260,851	1.45	0.50 to 0.75	4.98 to 5.24
2013	219,906	1.27 to 1.98	404,273	1.78	0.50 to 0.75	21.72 to 22.03
2012	162,815	1.05 to 1.62	242,187	1.40	0.50 to 0.75	13.63 to 13.92
2011	137,834	0.92 to 1.42	186,182	2.03	0.50 to 0.75	(7.90) to (0.91)

MML Income & Growth Division
2015	78,986	1.94 to 1.96	154,018	1.93	0.50 to 0.70	(0.79) to (0.59)
2014	73,035	1.95 to 1.97	143,499	1.93	0.50 to 0.70	8.46 to 8.67
2013	83,373	1.80 to 1.82	151,087	1.77	0.50 to 0.70	23.75 to 23.99
2012	77,881	1.45 to 1.47	113,893	1.11	0.50 to 0.70	11.18 to 11.40
2011	69,265	1.31 to 1.32	90,944	3.25	0.50 to 0.70	4.87 to 5.08

MML Inflation-Protected and Income Division
2015	3,048,075	1.35 to 1.59	4,511,298	1.15	0.25 to 1.00	(2.49) to (1.75)
2014	3,165,287	1.38 to 1.61	4,806,773	2.77	0.25 to 1.00	2.42 to 3.19
2013	4,012,322	1.35 to 1.56	5,991,173	1.87	0.25 to 1.00	(9.59) to (8.91)
2012	4,344,169	1.49 to 1.72	7,141,208	3.18	0.25 to 1.00	5.82 to 6.62
2011	4,169,627	1.41 to 1.61	6,448,450	5.00	0.25 to 1.00	12.37 to 13.21

MML Managed Bond Division
2015	16,141,060	1.54 to 2.28	36,332,390	2.80	0.25 to 1.00	(1.74) to (1.00)
2014	16,917,396	1.56 to 2.30	38,561,173	3.21	0.25 to 1.00	5.40 to 6.19
2013	17,856,010	1.48 to 2.16	38,464,642	3.09	0.25 to 1.00	(2.62) to (1.88)
2012	19,110,549	1.52 to 2.21	42,140,565	2.87	0.25 to 1.00	4.72 to 5.51
2011[4]	19,379,964	1.45 to 2.09	40,641,077	3.65	0.25 to 1.00	6.25 to 7.04

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Managed Volatility Division
2015	5,960,715	$1.69 to $1.78	$9,653,428	1.76%	0.25% to 1.00%	1.98% to 2.75%
2014	6,294,828	1.66 to 1.73	9,977,943	0.70	0.25 to 1.00	3.36 to 4.14
2013	6,561,481	1.60 to 1.66	10,035,349	1.41	0.25 to 1.00	16.66 to 17.54
2012	6,753,003	1.37 to 1.42	8,830,980	0.70	0.25 to 1.00	12.03 to 12.88
2011	7,031,848	1.23 to 1.25	8,187,476	0.90	0.25 to 1.00	(4.85) to (4.13)

MML Mid Cap Growth Division
2015	126,669	3.13 to 3.18	398,738	-	0.50 to 0.70	6.04 to 6.25
2014	108,629	2.95 to 2.99	322,149	-	0.50 to 0.70	12.48 to 12.70
2013	80,406	2.63 to 2.65	211,733	0.29	0.50 to 0.70	35.73 to 36.01
2012	74,452	1.93 to 1.95	144,247	-	0.50 to 0.70	12.99 to 13.21
2011	47,820	1.71 to 1.72	81,957	-	0.50 to 0.70	(1.91) to (1.72)

MML Mid Cap Value Division
2015	107,789	2.53 to 2.56	273,637	1.89	0.50 to 0.70	(2.14) to (1.95)
2014	88,288	2.58 to 2.61	228,664	1.64	0.50 to 0.70	15.85 to 16.08
2013	66,530	2.23 to 2.25	148,462	1.87	0.50 to 0.70	29.52 to 29.78
2012	59,325	1.72 to 1.73	102,193	1.67	0.50 to 0.70	15.89 to 16.12
2011	49,852	1.48 to 1.49	74,056	2.03	0.50 to 0.70	(1.33) to (1.13)

MML Moderate Allocation Division
2015	383,238	1.28 to 1.93	618,622	2.21	0.50 to 0.75	(1.38) to (1.14)
2014	431,427	1.29 to 1.95	657,894	1.75	0.50 to 0.75	4.83 to 5.09
2013	302,700	1.23 to 1.85	436,789	1.76	0.50 to 0.75	16.69 to 16.98
2012	246,607	1.06 to 1.58	297,223	1.79	0.50 to 0.75	12.32 to 12.61
2011	81,327	0.94 to 1.41	104,444	2.36	0.50 to 0.75	(5.81) to 0.50

MML Money Market Division
2015	17,437,970	1.03 to 1.33	20,566,171	-	0.25 to 1.00	(0.99) to (0.24)
2014	50,555,783	1.04 to 1.34	82,303,326	-	0.25 to 1.00	(1.00) to (0.25)
2013	52,373,766	1.05 to 1.34	85,328,083	-	0.25 to 1.00	(1.00) to (0.25)
2012[5]	52,882,289	1.06 to 1.34	86,598,868	-	0.25 to 1.00	(1.00) to (0.25)
2011	52,425,706	1.07 to 1.35	87,096,765	-	0.25 to 1.00	(0.99) to (0.25)

MML NASDAQ-100® Division
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	0.43	0.25 to 1.00	15.66 to 15.95
2011	1,931,859	1.22 to 1.50	1,957,623	0.27	0.25 to 1.00	2.11 to 2.87

MML Small Cap Equity Division
2015	7,968,678	2.06 to 2.82	20,112,385	0.84	0.25 to 1.00	(6.57) to (5.87)
2014	8,374,949	2.21 to 2.99	22,593,235	0.97	0.25 to 1.00	11.04 to 11.88
2013	8,866,487	1.99 to 2.67	21,488,294	1.01	0.25 to 1.00	39.62 to 40.67
2012	9,408,369	1.42 to 1.90	16,299,260	-	0.25 to 1.00	17.20 to 18.09
2011	9,868,962	1.22 to 1.61	14,532,093	0.97	0.25 to 1.00	(3.15) to (2.42)

MML Small Cap Growth Equity Division
2015	4,950,423	2.30 to 2.50	10,980,301	-	0.25 to 1.00	(6.04) to (5.34)
2014	5,368,909	2.45 to 2.64	12,549,357	-	0.25 to 1.00	4.85 to 5.64
2013	5,542,577	2.33 to 2.50	12,366,285	-	0.25 to 1.00	47.04 to 48.14
2012	5,685,483	1.59 to 1.69	8,576,441	-	0.25 to 1.00	12.28 to 13.13
2011	5,889,171	1.41 to 1.49	7,935,003	-	0.25 to 1.00	(6.18) to (5.47)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small Cap Index Division
2015	-	$-	$-	-%	-%	-%
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	1.02	0.50 to 0.70	7.52 to 7.59
2011	56,063	1.44 to 1.45	80,991	0.75	0.50 to 0.70	(0.15) to 0.50

MML Small/Mid Cap Value Division
2015	82,888	2.55 to 2.59	212,425	0.74	0.50 to 0.70	(6.19) to (6.00)
2014	73,979	2.72 to 2.75	201,895	0.65	0.50 to 0.70	8.68 to 8.90
2013	62,311	2.50 to 2.53	156,336	0.75	0.50 to 0.70	37.22 to 37.49
2012	54,691	1.82 to 1.84	99,971	0.73	0.50 to 0.70	18.23 to 18.47
2011	43,900	1.54 to 1.55	67,786	0.60	0.50 to 0.70	(8.14) to (7.96)

MML Strategic Emerging Markets Division
2015	91,582	0.64 to 0.96	58,372	0.93	0.75	(14.87)
2014	118,636	0.75	88,827	0.37	0.75	(6.11)
2013	83,475	0.80	66,571	-	0.75	(7.12)
2012	35,608	0.86	30,574	0.23	0.75	15.33
2011[4]	66,489	0.74	49,500	2.23	0.75	(25.55)

Oppenheimer Capital Appreciation Division
2015	29,950,074	1.95 to 2.51	61,022,339	0.09	0.25 to 1.00	2.51 to 3.29
2014	31,652,130	1.90 to 2.43	62,496,492	0.44	0.25 to 1.00	14.26 to 15.12
2013	33,324,006	1.67 to 2.11	57,460,836	0.99	0.25 to 1.00	28.45 to 29.42
2012	35,775,295	1.30 to 1.63	48,285,194	0.65	0.25 to 1.00	12.98 to 13.83
2011	38,544,774	1.15 to 1.43	48,028,800	0.36	0.25 to 1.00	(2.13) to (1.40)

Oppenheimer Conservative Balanced Division
2015	1,123,138	1.80 to 2.83	2,024,012	2.27	0.30 to 0.75	0.08 to 0.53
2014	1,213,429	1.80 to 2.82	2,185,105	2.11	0.30 to 0.75	7.39 to 7.87
2013	1,227,409	1.68 to 2.61	2,058,247	2.34	0.30 to 0.75	12.32 to 12.83
2012	1,236,022	1.49 to 2.31	1,844,200	1.43	0.30 to 0.75	11.50 to 12.00
2011	1,018,216	1.34 to 2.07	1,362,538	2.47	0.30 to 0.75	(0.03) to 0.42

Oppenheimer Core Bond Division
2015	8,618,628	1.04 to 1.46	11,085,356	3.99	0.25 to 1.00	(0.04) to 0.71
2014	8,514,955	1.04 to 1.45	10,928,721	5.20	0.25 to 1.00	6.20 to 7.00
2013	8,200,597	0.98 to 1.36	9,852,499	5.07	0.25 to 1.00	(1.09) to (0.35)
2012	8,000,160	0.99 to 1.36	9,724,136	4.91	0.25 to 1.00	9.19 to 10.02
2011	8,152,821	0.91 to 1.24	9,074,810	5.77	0.25 to 1.00	7.19 to 8.00

Oppenheimer Discovery Mid Cap Growth Division
2015	20,265,281	2.02 to 2.13	43,680,241	-	0.25 to 1.00	5.55 to 6.34
2014	21,254,694	1.91 to 2.00	43,262,734	-	0.25 to 1.00	4.73 to 5.52
2013	22,123,738	1.83 to 1.90	42,931,488	0.01	0.25 to 1.00	34.63 to 35.64
2012	23,765,600	1.36 to 1.40	34,288,188	-	0.25 to 1.00	15.29 to 16.16
2011	25,929,947	1.18 to 1.21	33,096,336	-	0.25 to 1.00	0.09 to 0.84

Oppenheimer Global Division
2015	26,446,265	2.39 to 3.94	80,296,406	1.30	0.25 to 1.00	2.91 to 3.68
2014	27,660,797	2.32 to 3.80	81,441,078	1.10	0.25 to 1.00	1.27 to 2.04
2013	29,194,743	2.29 to 3.72	84,615,167	1.37	0.25 to 1.00	26.04 to 26.99
2012	30,272,922	1.82 to 2.93	69,631,460	2.14	0.25 to 1.00	20.06 to 20.96
2011	31,987,196	1.52 to 2.42	61,792,668	1.27	0.25 to 1.00	(9.20) to (8.52)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Strategic Income Division
2015	10,483,422	$1.62 to $2.37	$22,270,231	5.81%	0.25% to 1.00%	(3.23)% to (2.50)%
2014	11,224,597	1.68 to 2.43	24,773,685	4.29	0.25 to 1.00	1.82 to 2.58
2013	11,537,922	1.65 to 2.37	24,952,498	5.03	0.25 to 1.00	(1.13) to (0.38)
2012	12,149,528	1.66 to 2.38	26,673,790	5.62	0.25 to 1.00	12.40 to 13.25
2011	9,803,698	1.48 to 2.10	19,343,851	3.21	0.25 to 1.00	(0.15) to 0.60

Oppenheimer High Income Division
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[8]	-	-	-	0.17	0.25 to 1.00	11.92 to 12.62
2011	12,262,660	0.35 to 0.43	5,201,130	0.09	0.25 to 1.00	(3.30) to (2.58)

Oppenheimer International Growth Division
2015	11,377,830	2.17 to 2.35	23,448,902	1.16	0.25 to 1.00	2.40 to 3.17
2014	11,606,568	2.10 to 2.29	23,424,232	1.17	0.25 to 1.00	(8.14) to (7.45)
2013	11,660,980	2.27 to 2.50	25,573,826	1.36	0.25 to 1.00	24.62 to 25.55
2012	12,037,547	1.81 to 2.00	21,261,385	1.47	0.25 to 1.00	21.00 to 21.91
2011	12,186,492	1.48 to 1.66	17,776,910	0.97	0.25 to 1.00	(8.09) to (7.40)

Oppenheimer Main Street Division
2015	12,730,130	1.81 to 2.11	24,598,773	0.92	0.25 to 1.00	2.30 to 3.07
2014	13,685,391	1.76 to 2.06	25,775,388	0.84	0.25 to 1.00	9.60 to 10.43
2013	14,473,103	1.59 to 1.88	24,807,564	1.10	0.25 to 1.00	30.46 to 31.44
2012	15,305,185	1.21 to 1.44	20,075,764	0.97	0.25 to 1.00	15.71 to 16.58
2011	15,256,104	1.04 to 1.25	17,195,975	0.85	0.25 to 1.00	(1.01) to (0.26)

Oppenheimer Main Street Small Cap Division
2015	642,202	3.79 to 4.04	2,440,544	0.87	0.30 to 0.75	(6.60) to (6.18)
2014	647,428	4.05 to 4.30	2,635,461	0.89	0.30 to 0.75	11.10 to 11.60
2013	739,046	3.65 to 3.85	2,719,527	0.90	0.30 to 0.75	39.96 to 40.59
2012	783,075	2.61 to 2.74	2,057,667	0.55	0.30 to 0.75	17.10 to 17.63
2011	946,713	2.23 to 2.33	2,122,180	0.66	0.30 to 0.75	(2.94) to (2.50)

Oppenheimer Money Division
2015	3,704,182	1.30 to 1.57	4,762,070	0.01	0.30 to 0.75	(0.73) to (0.28)
2014	3,656,103	1.31 to 1.57	4,739,460	0.01	0.30 to 0.75	(0.74) to (0.28)
2013	3,359,495	1.32 to 1.58	4,414,066	0.01	0.30 to 0.75	(0.73) to (0.29)
2012	8,875,425	1.33 to 1.58	11,560,192	0.01	0.30 to 0.75	(0.74) to (0.29)
2011	8,028,578	1.34 to 1.59	10,570,875	0.01	0.30 to 0.75	(0.73) to (0.29)

Panorama Growth Division
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	1.26	0.60 to 0.75	14.08 to 14.14
2011	907,845	0.94 to 0.95	863,093	0.79	0.60 to 0.75	(0.50) to (0.36)

Panorama Total Return Division
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[6]	-	-	-	2.59	0.60 to 0.75	5.96 to 6.01
2011	329,445	1.01 to 1.07	354,138	3.06	0.60 to 0.75	(0.51) to (0.37)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
PIMCO VIT Commodity Real Return Strategy Division
2015	146,111	$0.75 to $0.76	$110,541	3.83%	0.50% to 0.70%	(26.18)% to (26.03)%
2014	94,084	1.02 to 1.03	96,366	0.28	0.50 to 0.70	(19.19) to (19.03)
2013	59,232	1.26 to 1.28	74,963	1.59	0.50 to 0.70	(15.31) to (15.14)
2012	47,773	1.49 to 1.50	71,399	2.45	0.50 to 0.70	4.39 to 4.60
2011	37,325	1.43 to 1.44	53,414	14.12	0.50 to 0.70	(8.19) to (8.00)

T. Rowe Price Blue Chip Growth Division
2015	3,087,025	2.62 to 3.26	9,406,099	-	0.25 to 1.00	9.95 to 10.77
2014	3,222,359	2.38 to 2.94	8,902,658	-	0.25 to 1.00	8.08 to 8.89
2013	3,394,808	2.20 to 2.70	8,652,633	0.03	0.25 to 1.00	39.75 to 40.80
2012	3,243,806	1.58 to 1.92	5,893,798	0.15	0.25 to 1.00	17.08 to 17.96
2011	3,295,855	1.35 to 1.63	5,100,575	-	0.25 to 1.00	0.51 to 1.26

T. Rowe Price Equity Income Division
2015	7,135,816	1.95 to 2.43	16,298,368	1.82	0.25 to 1.00	(7.78) to (7.09)
2014	7,366,231	2.12 to 2.62	18,196,715	1.75	0.25 to 1.00	6.31 to 7.11
2013	7,432,560	1.99 to 2.45	17,217,992	1.55	0.25 to 1.00	28.43 to 29.40
2012	7,662,547	1.55 to 1.89	13,780,545	2.17	0.25 to 1.00	15.98 to 16.86
2011	7,509,806	1.34 to 1.62	11,611,204	1.77	0.25 to 1.00	(1.70) to (0.96)

T. Rowe Price Limited-Term Bond Division
2015	1,321	1.60	2,113	1.13	0.60	(0.29)
2014	1,448	1.60	2,323	1.31	0.60	0.04
2013	4,694	1.60	7,527	1.54	0.60	(0.47)
2012	4,843	1.61	7,802	2.06	0.60	1.85
2011	90,207	1.58	142,681	2.46	0.60	1.00

T. Rowe Price Mid-Cap Growth Division
2015	13,242,525	3.27 to 5.12	51,112,401	-	0.25 to 1.00	5.50 to 6.30
2014	14,050,895	3.10 to 4.81	51,176,782	-	0.25 to 1.00	11.99 to 12.83
2013	15,301,910	2.76 to 4.27	49,645,211	-	0.25 to 1.00	35.33 to 36.35
2012	17,542,488	2.04 to 3.13	42,564,470	-	0.25 to 1.00	12.76 to 13.61
2011	19,158,074	1.81 to 2.75	41,113,827	-	0.25 to 1.00	(2.25) to (1.52)

T. Rowe Price New America Growth Division
2015	1,311,385	2.08 to 2.61	2,810,404	-	0.30 to 0.75	7.79 to 8.27
2014	1,381,822	1.93 to 2.42	2,754,241	-	0.30 to 0.75	8.52 to 9.01
2013	1,435,611	1.78 to 2.22	2,638,042	-	0.30 to 0.75	36.98 to 37.60
2012	1,675,727	1.30 to 1.61	2,246,293	0.50	0.30 to 0.75	12.27 to 12.78
2011	1,517,112	1.16 to 1.43	1,788,124	0.22	0.30 to 0.75	(1.81) to (1.37)

Templeton Foreign VIP Division
2015	7,030,422	1.57 to 1.66	10,600,246	3.22	0.25 to 1.00	(7.42) to (6.73)
2014	7,298,569	1.68 to 1.79	11,866,293	1.87	0.25 to 1.00	(12.02) to (11.35)
2013	7,354,962	1.90 to 2.04	13,555,490	2.36	0.25 to 1.00	21.75 to 22.66
2012	7,730,866	1.55 to 1.67	11,657,252	2.97	0.25 to 1.00	17.05 to 17.94
2011	7,856,011	1.31 to 1.43	10,091,949	1.73	0.25 to 1.00	(11.52) to (10.86)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
VY Clarion Global Real Estate Division
2015	98,353	$1.92 to $1.95	$190,067	2.92%	0.50% to 0.70%	(1.95)% to (1.75)%
2014	74,041	1.96 to 1.99	145,677	1.13	0.50 to 0.70	13.06 to 13.29
2013	57,741	1.73 to 1.75	100,382	5.59	0.50 to 0.70	2.99 to 3.19
2012	44,117	1.68 to 1.70	74,438	0.54	0.50 to 0.70	24.77 to 25.02
2011	34,654	1.35 to 1.36	46,849	3.89	0.50 to 0.70	(5.96) to (5.77)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	For the period May 1, 2011 (date the fund was first offered as a funding option by Massachusetts Mutual Variable Life Separate Account I) through December 31, 2011.
[5]	Effective April 27, 2012, this fund closed and is no longer available.
[6]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Division merged into Oppenheimer Capital Income Division.
[7]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Division merged into Oppenheimer Main Street Division.
[8]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012, Oppenheimer High Income Division merged into Oppenheimer Global Strategic Income Division.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0-$12 per month per policy
This charge is assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15%-1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00-$1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00-$83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00%-1.00% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.025-$0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.28 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit $0.009 to $0.149 per $1 of specified premium

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

O. Children’s Level Term Insurance Rider	$4.50 per month

P. Spouse Level Term Insurance Rider	$0.06-$0.78 per $1,000 of rider coverage

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 3, 2016 the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2015 and 2014 and

for the years ended December 31, 2015, 2014 and 2013

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2015 and 2014, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2015, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the three-year period ended December 31, 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the three-year period ended December 31, 2015, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/     KPMG LLP

Hartford, CT

February 19, 2016

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2015	2014

	(In Millions)

Assets:
Bonds	$79,547	$74,719
Preferred stocks	533	525
Common stocks – subsidiaries and affiliates	7,960	7,940
Common stocks – unaffiliated	1,140	1,188
Mortgage loans	22,008	19,357
Policy loans	11,813	11,155
Real estate	928	776
Partnerships and limited liability companies	7,473	6,970
Derivatives	9,268	8,531
Cash, cash equivalents and short-term investments	3,049	1,880
Other invested assets	41	3

Total invested assets	143,760	133,044
Investment income due and accrued	1,834	1,711
Federal income taxes	65	-
Deferred income taxes	1,299	959
Other than invested assets	3,015	1,091

Total assets excluding separate accounts	149,973	136,805
Separate account assets	60,386	60,384

Total assets	$210,359	$197,189

Liabilities and Surplus:
Policyholders’ reserves	$102,626	$93,291
Liabilities for deposit-type contracts	10,491	9,045
Contract claims and other benefits	488	395
Policyholders’ dividends	1,742	1,579
General expenses due or accrued	959	903
Federal income taxes	-	177
Asset valuation reserve	2,817	2,620
Repurchase agreements	5,130	4,658
Commercial paper and other borrowed money	277	268
Collateral	2,126	1,405
Derivatives	5,840	5,424
Other liabilities	2,504	2,819

Total liabilities excluding separate accounts	135,000	122,584
Separate account liabilities	60,376	60,374

Total liabilities	195,376	182,958
Surplus	14,983	14,231

Total liabilities and surplus	$210,359	$197,189

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Revenue:
Premium income	$21,543	$18,383	$20,437
Net investment income	6,387	6,332	5,471
Fees and other income	797	875	855

Total revenue	28,727	25,590	26,763

Benefits and expenses:
Policyholders’ benefits	16,300	16,511	18,368
Change in policyholders’ reserves	8,592	5,803	5,892
Change in group annuity reserves assumed	(942)	(1,564)	(2,050)
General insurance expenses	1,793	1,793	1,705
Ceding commission on group annuity reserves	-	-	355
Commissions	869	814	783
State taxes, licenses and fees	187	200	186

Total benefits and expenses	26,799	23,557	25,239

Net gain from operations before dividends and federal income taxes	1,928	2,033	1,524
Dividends to policyholders	1,728	1,553	1,475

Net gain from operations before federal income taxes	200	480	49
Federal income tax (benefit) expense	(153)	23	(142)

Net gain from operations	353	457	191
Net realized capital gains	59	166	(477)

Net income (loss)	$412	$623	$(286)

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Surplus, beginning of year	$14,231	$12,524	$12,687

Increase (decrease) due to:
Net income (loss)	412	623	(286)
Change in net unrealized capital gains (losses), net of tax	195	2,022	(211)
Change in net unrealized foreign exchange capital gains (losses), net of tax	(226)	(240)	40
Change in other net deferred income taxes	231	104	264
Change in nonadmitted assets	(16)	(97)	112
Change in reserve valuation basis	-	-	(56)
Change in asset valuation reserve	(197)	(425)	(266)
Change in surplus notes	491	-	-
Cumulative effect of accounting changes	3	-	-
Prior period adjustments	9	(123)	(84)
Change in minimum pension liability	(150)	(157)	305
Other	-	-	19

Net increase (decrease)	752	1,707	(163)

Surplus, end of year	$14,983	$14,231	$12,524

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Cash from operations:
Premium and other income collected	$20,842	$19,081	$21,237
Net investment income	6,213	6,133	5,345
Benefit payments	(16,261)	(16,963)	(17,914)
Net transfers from separate accounts	770	1,303	1,078
Net receipts from group annuity reserves assumed	942	1,564	2,050
Commissions and other expenses	(2,907)	(2,638)	(2,612)
Dividends paid to policyholders	(1,565)	(1,471)	(1,377)
Federal and foreign income taxes (paid) recovered	(234)	(10)	112

Net cash from operations	7,800	6,999	7,919

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	12,496	16,588	19,724
Preferred and common stocks – unaffiliated	444	316	674
Common stocks – affiliated	767	351	137
Mortgage loans	2,575	1,736	2,200
Real estate	110	338	130
Partnerships and limited liability companies	2,560	1,593	1,408
Derivatives	278	566	(550)
Other	(114)	(284)	(214)

Total investment proceeds	19,116	21,204	23,509

Cost of investments acquired:
Bonds	(15,012)	(23,721)	(29,723)
Preferred and common stocks – unaffiliated	(576)	(623)	(559)
Common stocks – affiliated	(539)	(628)	(732)
Mortgage loans	(5,296)	(4,700)	(4,749)
Real estate	(283)	(144)	112
Partnerships and limited liability companies	(3,443)	(1,512)	(2,048)
Derivatives	(438)	(377)	(176)
Other	409	(41)	454

Total investments acquired	(25,178)	(31,746)	(37,421)
Net increase in policy loans	(658)	(570)	(563)

Net cash from investing activities	(6,720)	(11,112)	(14,475)

Cash from financing and miscellaneous sources:
Net deposits (withdrawals) on deposit-type contracts	831	82	(138)
Cash provided by surplus note issuance	491	-	-
Change in repurchase agreements	472	1,171	(335)
Change in collateral	726	836	(739)
Corporate-owned life insurance purchased	(1,937)	-	-
Deposits for policyholders’ reserves related to reinsurance agreement	-	-	5,298
Liabilities for deposit-type contracts related to reinsurance agreement	-	-	3,885
Other cash used	(494)	(294)	(33)

Net cash from financing and miscellaneous sources	89	1,795	7,938

Net change in cash, cash equivalents and short-term investments	1,169	(2,318)	1,382
Cash, cash equivalents and short-term investments:
Beginning of period	1,880	4,198	2,816

End of period	$3,049	$1,880	$4,198

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers in all 50 states of the U.S. and the District of Columbia and Puerto Rico. Products and services are offered primarily through its career agency system, broker-dealers, insurance brokers, wire houses, consultants and other third-party distributors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States (U.S.) generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate and credit default swaps associated with replicated asset transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (f) certain majority-owned subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (k) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (l) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

The following summarizes the corrections of prior year errors that have been recorded in surplus, net of tax:

	Year Ended December 31, 2015

	Increase (Decrease) to:		Correction of Asset or Liability Balances

	Prior Year Net Income	Current Year Surplus

	(In Millions)

Policyholders’ reserves	$6	$6	$(6)
Policyholders’ benefits	4	4	(4)
Net investment income	(1)	(1)	(1)

Total	$9	$9	$(11)

	Year Ended December 31, 2014

	Decrease to:		Correction of Asset or Liability Balances

	Prior Year Net Income	Current Year Surplus

	(In Millions)

Income tax payable	$(76)	$(76)	$76
Policyholders’ reserves	(36)	(36)	36
Other liabilities	(11)	(11)	11
Asset valuation reserves	-	(14)	14

Total	$(123)	$(137)	$137

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2013, corrections of prior year errors were recorded in surplus on pre-tax basis with any associated tax corrections reported through net income:

	(Decrease) Increase to:		Correction of Asset or Liability Balances

	Prior Year Net Income	Current Year Surplus

	(In Millions)

Policyholders’ reserves	$(74)	$(74)	$74
Premium income	(12)	(12)	12
Other invested assets	2	2	(2)

Total	$(84)	$(84)	$84

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security.

Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

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Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the Securities Valuation Office (SVO) of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State) and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC, at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets, as well as a portion of its noncontrolling interests (NCI) and appropriated retained earnings (ARE), after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,600 million as of December 31, 2015 and $2,409 million as of December 31, 2014. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 4c. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC.

f.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (i) impaired loans more than 60 days past due, (ii) delinquent loans more than 90 days past due, or (iii) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2015 and 2014. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

k.	Derivatives

Interest rate swaps and credit default index swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds and money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

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o.	Other than invested assets

Other than invested assets primarily includes corporate-owned life insurance (COLI), deferred and uncollected life insurance premium, reinsurance recoverable, fixed assets and other receivables.

p.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company. Selection from the separate accounts or its sub-accounts is directed by group and individual variable annuity, variable life and other insurance contract holders/policyholders. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, as noted below, and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract holder/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract holder/policyholder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders/policyholders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders/policyholders and, accordingly, are reflected in the separate account liability to the contract holder/policyholder.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, furniture and equipment, certain other receivables, uncollected premium greater than 90 days past due and certain intangible assets. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against surplus.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue.

s.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are 10, 12, 20 and 26 years.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company first issued GMIB Basic in 2002 and suspended issuing these contracts in August 2007. These GMIB Basic contracts cannot be annuitized within seven years of issuance and do not have access to the guarantee value other than through annuitization.

GMIB Plus replaced GMIB Basic and was available from September 2007 through March 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 56% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2015 and 58% as of December 31, 2014.

v.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability and the change in AVR, net of tax, is reported in surplus.

x.	Repurchase agreements

The Company has entered into repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

y.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes). Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of the Notes, the carrying value approximates fair value.

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into revenue using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. At the time of retirement, death or disability awards contain vesting conditions, whereby employees’ unvested awards immediately vest. This occurs on a pro-rata basis with immediate settlement for PRS and on an accelerated basis with a one-year exercise period for PSARs. A formula serves as the basis for the phantom share price, based on the management basis core operating earnings of the Company and its subsidiaries. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

bb.	Other liabilities

Other liabilities primarily consist of the IMR, remittances and items not allocated and interest due on derivatives.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and long-term care premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.5% for future benefits of two years to 2.3% for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S. Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in surplus net of tax.

3.	New accounting standards

Adoption of new accounting standards

In December 2014, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 40 Revised, “Real Estate Investments” (SSAP No. 40R), which was effective January 1, 2015, and requires that single real estate property investments that are directly and wholly-owned through a limited liability company (LLC) be accounted for, and reported as, directly owned real estate provided that certain criteria are met. For investments meeting the criteria that were previously reported within SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies” (SSAP No. 48), and owned as of the effective date, this guidance required that the Company recognize a cumulative effect of a change in accounting principle as if the entity had followed the revisions of SSAP No. 40R since acquisition of the property. As a result of the adoption of this guidance, the Company transferred $24 million of a real estate asset held in a wholly-owned LLC from partnerships and LLCs to real estate and recorded a $3 million increase to surplus as a cumulative effect of an accounting change.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2015

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$8,015	$635	$124	$8,526
All other governments	762	34	34	762
States, territories and possessions	727	54	5	776
Political subdivisions	468	37	2	503
Special revenue	5,414	657	10	6,061
Industrial and miscellaneous	57,984	1,823	1,547	58,260
Parent, subsidiaries and affiliates	6,177	190	27	6,340

Total	$79,547	$3,430	$1,749	$81,228

The December 31, 2015 gross unrealized losses exclude $37 million of losses embedded in the carrying value of NAIC Class 6 bonds.

	December 31, 2014

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$7,395	$814	$3	$8,206
All other governments	526	43	9	560
States, territories and possessions	1,735	152	3	1,884
Political subdivisions	493	48	1	540
Special revenue	4,562	826	4	5,384
Industrial and miscellaneous	54,482	3,296	455	57,323
Parent, subsidiaries and affiliates	5,526	268	15	5,779

Total	$74,719	$5,447	$490	$79,676

The December 31, 2014 gross unrealized losses exclude $22 million of losses embedded in the carrying value. These losses include $21 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2015		2014

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/ Aa/ A	$45,654	57%	$43,644	58%
2	Baa	27,614	35	25,275	34
3	Ba	3,002	4	2,556	3
4	B	2,150	3	1,931	3
5	Caa and lower	769	1	813	1
6	In or near default	358	-	500	1

	Total	$79,547	100%	$74,719	100%

The following summarizes NAIC ratings for RMBS and CMBS subject to NAIC modeling:

	December 31,
	2015				2014

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$983	100%	$2,142	100%	$1,169	100%	$2,661	100%
2	1	-	9	-	4	-	8	-
3	-	-	8	-	-	-	-	-
4	-	-	4	-	-	-	-	-
5	-	-	1	-	-	-	-	-
6	-	-	4	-	-	-	5	-

	$984	100%	$2,168	100%	$1,173	100%	$2,674	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2015 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$2,099	$2,124
Due after one year through five years	18,286	18,668
Due after five years through ten years	23,984	24,153
Due after ten years	35,178	36,283

Total	$79,547	$81,228

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Proceeds from sales	$4,278	$5,429	$7,837
Gross realized capital gains from sales	274	448	245
Gross realized capital losses from sales	(170)	(54)	(195)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2015

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$2,079	$122	12	$123	$3	3
All other governments	355	22	40	56	10	15
States, territories and possessions	131	5	7	-	-	-
Political subdivisions	90	2	9	-	-	-
Special revenue	465	8	110	46	3	132
Industrial and miscellaneous	23,140	1,016	2,040	6,360	543	608
Parent, subsidiaries and affiliates	237	20	17	593	32	16

Total	$26,497	$1,195	2,235	$7,178	$591	774

The December 31, 2015 unrealized losses include $37 million of losses embedded in the carrying value of NAIC Category 6 bonds.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$-	$-	-	$153	$3	4
All other governments	114	7	21	33	2	18
States, territories and possessions	40	1	2	90	2	6
Political subdivisions	-	-	-	3	1	1
Special revenue	-	-	-	112	4	164
Industrial and miscellaneous	10,434	281	1,121	5,131	180	610
Parent, subsidiaries and affiliates	558	17	12	146	13	6

Total	$11,146	$306	1,156	$5,668	$205	809

The December 31, 2014 unrealized losses include $22 million of losses embedded in the carrying value. These losses include $21 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

As of December 31, 2015 and 2014, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2015, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $9,116 million. Securities in an unrealized loss position for less than 12 months had a fair value of $4,782 million and unrealized losses of $110 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $4,334 million and unrealized losses of $168 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2014, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,163 million. Securities in an unrealized loss position for less than 12 months had a fair value of $5,055 million and unrealized losses of $81 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2,108 million and unrealized losses of $72 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. In 2015 or 2014, the Company did not sell any securities with the NAIC Designation 3 or below that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $8 million as of December 31, 2015 and $9 million as of December 31, 2014.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2015, RMBS had a total carrying value of $1,887 million and a fair value of $2,139 million, of which approximately 23%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $851 million and a fair value of $1,005 million.

As of December 31, 2014, RMBS had a total carrying value of $2,289 million and a fair value of $2,607 million, of which approximately 22%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,016 million and a fair value of $1,210 million.

During the year ended December 31, 2015, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2015, total leveraged loans and leveraged loan CDOs had a carrying value of $7,709 million and a fair value of $7,641 million, of which approximately 94%, based on carrying value, were domestic leveraged loans and CDOs.

As of December 31, 2014, total leveraged loans and leveraged loan CDOs had a carrying value of $10,056 million and a fair value of $10,149 million, of which approximately 89%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,252 million and fair value of $2,291 million as of December 31, 2015 and a carrying value of $2,758 million and fair value of $2,880 million as of December 31, 2014.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2015	2014

	(In Millions)

Carrying value	$533	$525
Gross unrealized gains	30	21
Gross unrealized losses	(43)	(15)

Fair value	$520	$531

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2015, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $188 million in seven issuers, $84 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2014, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $112 million in three issuers, none of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2015 or 2014.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $347 million as of December 31, 2015 and $260 million as of December 31, 2014.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for Years Ended
	December 31,
	2015	2014	2013

	(In Billions)

Total revenue	$0.8	$0.8	$0.9
Net income	0.1	0.2	0.2
Assets	13.3	13.2	13.4
Liabilities	11.9	11.9	12.3
Shareholder’s equity	1.4	1.3	1.1

MMHLLC is the parent of subsidiaries that include OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management Limited (Baring) and investments in international life insurance operations in Japan and Hong Kong. These subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

Summarized below is certain U.S. GAAP financial information for MMHLLC:

	As of and for Years Ended
	December 31,
	2015	2014	2013

	(In Billions)

Total revenue	$8.7	$7.3	$6.5
Net income	0.8	0.5	0.3
Assets	50.1	49.4	50.0
Liabilities	40.4	40.4	40.2
Member’s equity	9.7	9.0	9.8

The equity values in the preceding table consist of MMHLLC statutory carrying values of $5,717 million as of December 31, 2015 and $5,549 million as of December 31, 2014 plus the value of MMHLLC that is nonadmitted under statutory accounting principles. The current fair value of MMHLLC remains significantly greater than its statutory carrying value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company received cash dividends, recorded in net investment income, from MMHLLC of $500 million in 2015, $50 million in 2014 and $175 million in 2013.

MassMutual contributed capital of $20 million to MMHLLC in 2015 and $85 million in 2014. No capital contribution was made to MMHLLC in 2013.

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

The Company held common stocks of subsidiaries and affiliates, for which the transfer of ownership was restricted by contractual requirements with a carrying value of $37 million as of December 31, 2015. The Company did not hold common stocks of subsidiaries and affiliates for which the transfer of ownership was restricted by contractual requirements as of December 31, 2014.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of approximately $1.4 billion as of December 31, 2015 was subject to dividend restrictions imposed by the State of Connecticut.

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2015	2014

	(In Millions)

Adjusted cost basis	$1,215	$1,090
Gross unrealized gains	106	172
Gross unrealized losses	(181)	(74)

Carrying value	$1,140	$1,188

As of December 31, 2015, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $562 million in 301 issuers, $293 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2014, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $426 million in 159 issuers, $55 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2015 or 2014.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $249 million as of December 31, 2015 and $193 million as of December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2015 and 2014, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2015 or 2014.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2015		2014

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$20,217	$20,742	$17,540	$18,157
Mezzanine loans	70	73	45	47

Total commercial mortgage loans	20,287	20,815	17,585	18,204

Residential mortgage loans:
FHA insured and VA guaranteed	1,714	1,677	1,763	1,729
Other residential loans	7	7	9	9

Total residential mortgage loans	1,721	1,684	1,772	1,738

Total mortgage loans	$22,008	$22,499	$19,357	$19,942

As of December 31, 2015, scheduled commercial mortgage loan maturities were as follows (in millions):

2016	$1,826
2017	1,542
2018	1,127
2019	1,559
2020	1,367
Thereafter	12,866

Commercial mortgage loans	20,287
Residential mortgage loans	1,721

Total	$22,008

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2015

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$9,499	$8,700	$1,503	$413	$102	$20,217
Mezzanine loans	-	34	36	-	-	70

Total commercial mortgage loans	9,499	8,734	1,539	413	102	20,287

Residential mortgage loans:
FHA insured and VA guaranteed	1,714	-	-	-	-	1,714
Other residential loans	7	-	-	-	-	7

Total residential mortgage loans	1,721	-	-	-	-	1,721

Total mortgage loans	$11,220	$8,734	$1,539	$413	$102	$22,008

	December 31, 2014

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$8,428	$7,296	$1,636	$156	$24	$17,540
Mezzanine loans	-	35	10	-	-	45

Total commercial mortgage loans	8,428	7,331	1,646	156	24	17,585

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	-	-	-	-	1,763
Other residential loans	9	-	-	-	-	9

Total residential mortgage loans	1,772	-	-	-	-	1,772

Total mortgage loans	$10,200	$7,331	$1,646	$156	$24	$19,357

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2015

	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,750	$59	$102	$6,911	34%
Apartments	4,926	-	2	4,928	24
Industrial and other	3,186	173	-	3,359	17
Hotels	2,697	12	-	2,709	13
Retail	2,338	28	14	2,380	12

Total	$19,897	$272	$118	$20,287	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,013	$105	$28	$6,146	36%
Apartments	4,266	5	14	4,285	24
Industrial and other	3,036	391	-	3,427	19
Retail	1,937	-	15	1,952	11
Hotels	1,760	-	15	1,775	10

Total	$17,012	$501	$72	$17,585	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 93.0% as of December 31, 2015 and 2014. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 76.5% as of December 31, 2015 and 2014.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2015

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$5,522	51%
New York	2,311	47%
Illinois	1,943	53%
Texas	1,558	53%
Massachusetts	1,276	55%
Washington	1,123	48%
All other	5,415	53%
United Kingdom	827	53%
Canada	312	66%

Total commercial mortgage loans	$20,287	53%

All other consists of 33 jurisdictions, with no individual exposure exceeding $949 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,466	53%
New York	2,005	51%
Illinois	1,800	54%
Texas	1,342	52%
Massachusetts	1,263	54%
District of Columbia	773	50%
All other	4,888	56%
United Kingdom	675	50%
Canada	373	55%

Total commercial mortgage loans	$17,585	53%

All other consists of 35 jurisdictions, with no individual exposure exceeding $666 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

December 31,
	2015			2014

			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	2.6%	12.3%	5.1%	1.1%	12.3%	4.7%
Residential mortgage loans	2.4%	11.8%	5.1%	2.5%	11.9%	5.4%
Mezzanine mortgage loans	5.9%	12.0%	9.0%	5.9%	7.2%	6.2%

Interest rates, including fixed and variable, on new mortgage loans were:

Years Ended December 31,
	2015			2014

			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	2.6%	8.3%	4.0%	3.1%	10.0%	4.3%
Residential mortgage loans	3.9%	4.9%	4.0%	4.5%	4.7%	4.6%
Mezzanine mortgage loans	10.8%	12.0%	11.4%	- %	- %	- %

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the Company’s impaired mortgage loans as of December 31, 2015:

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With no allowance recorded:
Commercial mortgage loans:
Primary lender	$28	$31	$33	$-	$2

As of December 31, 2014, the Company had no impaired mortgage loans with or without a valuation allowance.

The following presents a summary of the Company’s impaired mortgage loans as of December 31, 2013:

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance		Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$49	$51	$68		$(9)	$4

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

				Years Ended December 31,
	2015			2014			2013

	Primary			Primary			Primary
	Lender	Mezzanine	Total	Lender	Mezzanine	Total	Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$-	$-	$-	$(9)	$-	$(9)	$(5)	$(9)	$(14)
Additions	(5)	-	(5)	(2)	-	(2)	(19)	(7)	(26)
Decreases	-	-	-	1	-	1	-	9	9
Write-downs	5	-	5	10	-	10	15	7	22

Ending balance	$-	$-	$-	$-	$-	$-	$(9)	$-	$(9)

The Company did not hold any restructured mortgage loans or mortgage loans with principal or interest past due as of December 31, 2015 or 2014. The Company had no mortgage loans with suspended interest accruals as of December 31, 2015 or 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2015	2014

	(In Millions)

Held for the production of income	$2,441	$2,173
Accumulated depreciation	(1,071)	(1,008)
Encumbrances	(613)	(558)

Held for the production of income, net	757	607

Held for sale	1	1
Occupied by the Company	338	322
Accumulated depreciation	(168)	(154)

Occupied by the Company, net	170	168

Total real estate	$928	$776

Non-income producing properties that are held for investment consist of properties under construction. The carrying value of non-income producing real estate was $45 million as of December 31, 2015 and $28 million as of December 31, 2014.

Depreciation expense on real estate was $95 million for the year ended December 31, 2015, $90 million for the year ended December 31, 2014 and $96 million for the year ended December 31, 2013.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category were:

	December 31,
	2015	2014

	(In Millions)

Joint venture interests:
Common stocks	$4,375	$3,887
Real estate	1,545	1,709
Fixed maturities/preferred stock	755	617
Other	62	49
LIHTCs	288	278
Mortgage loans	264	248
Surplus notes	184	182

Total	$7,473	$6,970

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2015 or December 31, 2014, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a net notional amount of $10,330 million as of December 31, 2015 and $9,239 million as of December 31, 2014. These net notional amounts included replicated asset transaction values of $9,986 million as of December 31, 2015 and $8,354 million as of December 31, 2014, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap agreement. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap provides protection for the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk for bilateral transactions (individual contracts entered between the Company and a counterparty), the Company and its derivative counterparties generally enter into master netting agreements that allow the use of credit support annexes and require collateral to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps into which the Company enters are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These same agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Net collateral pledged by the counterparties was $2,964 million as of December 31, 2015 and $2,766 million as of December 31, 2014. The Company also has the right to rehypothecate or repledge securities. As of December 31, 2015, the Company had the right to rehypothecate $1,249 million of the $2,964 million of the net collateral pledged by counterparties. As of December 31, 2015, $23 million of securities collateral was rehypothecated to other counterparties. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $267 million as of December 31, 2015 and $132 million as of December 31, 2014. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $667 million as of December 31, 2015 and $554 million as of December 31, 2014. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2015

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$8,033	$59,857	$5,797	$77,293
Options	622	6,558	7	109
Currency swaps	536	5,218	4	533
Forward contracts	55	2,455	13	1,011
Credit default swaps	22	1,860	19	1,055
Financial futures	-	2,027	-	-

Total	$9,268	$77,975	$5,840	$80,001

	December 31, 2014

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$7,688	$58,600	$5,359	$61,120
Options	524	9,323	9	596
Currency swaps	233	2,677	45	1,010
Forward contracts	70	3,362	3	298
Credit default swaps	16	1,269	8	777
Financial futures	-	1,798	-	-

Total	$8,531	$77,029	$5,424	$63,801

In most cases, the notional amounts are not a measure of the Company’s credit exposure. However, notional amounts are a measure of the Company’s credit exposure for credit default swaps that are in the form of a replicated asset and mortgage-backed forwards. For these swaps and forwards, the Company is fully exposed to notional amounts of $2,944 million as of December 31, 2015 and $2,385 million as of December 31, 2014.

The collateral amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The average fair value of outstanding derivative assets was $9,291 million for the year ended December 31, 2015 and $6,785 million for the year ended December 31, 2014. The average fair value of outstanding derivative liabilities was $6,044 million for the year ended December 31, 2015 and $4,536 million for the year ended December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,	December 31,
	2015	2014

	(In Millions)

Due in one year or less	$57	$338
Due after one year through five years	2,058	1,408
Due after five years through ten years	800	300

Total	$2,915	$2,046

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2015	2014

	(In Millions)

Open interest rate swaps in a fixed pay position	$65,031	$55,474
Open interest rate swaps in a fixed receive position	71,672	63,804
Other interest related swaps	447	442

Total interest rate swaps	$137,150	$119,720

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year ended
	December 31, 2015

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(187)	$ (93)
Currency swaps	21	343
Options	(99)	2
Credit default swaps	9	(1)
Forward contracts	249	(24)
Financial futures	(57)	-

Total	$(64)	$ 227

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2014

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(58)	$760
Currency swaps	(2)	231
Options	(87)	141
Credit default swaps	14	2
Forward contracts	211	95
Financial futures	290	-

Total	$368	$1,229

	Year Ended
	December 31, 2013

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains on Open Contracts

	(In Millions)

Interest rate swaps	$(137)	$(679)
Currency swaps	35	(113)
Options	(49)	(120)
Credit default swaps	(18)	7
Forward contracts	(38)	(44)
Financial futures	(528)	-

Total	$(735)	$(949)

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2015			December 31, 2014

	Derivative Assets	Derivative Liabilities	Net	Derivative Assets	Derivative Liabilities	Net

	(In Millions)

Gross	$9,268	$5,840	$3,428	$8,531	$5,424	$3,107
Due and accrued	803	1,475	(672)	714	1,391	(677)
Gross amounts offset	(4,653)	(4,653)	-	(4,159)	(4,159)	-

Net asset	5,418	2,662	2,756	5,086	2,656	2,430
Collateral posted	(3,350)	(386)	(2,964)	(3,146)	(380)	(2,766)

Net	$2,068	$2,276	$(208)	$1,940	$2,276	$(336)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $5,130 million as of December 31, 2015 and $4,658 million as of December 31, 2014. As of December 31, 2015, the maturities of these agreements ranged from January 5, 2016 through February 2, 2016 and the interest rates ranged from 0.3% to 0.5%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $5,135 million as of December 31, 2015 and bonds with a carrying value of $4,659 million as of December 31, 2014.

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Bonds	$3,439	$3,287	$3,149
Preferred stocks	27	21	19
Common stocks - subsidiaries and affiliates	511	71	180
Common stocks - unaffiliated	48	67	37
Mortgage loans	976	877	779
Policy loans	709	684	674
Real estate	169	191	195
Partnerships and LLCs	639	1,207	602
Derivatives	292	290	152
Cash, cash equivalents and short-term investments	14	10	12
Other	13	2	11

Subtotal investment income	6,837	6,707	5,810
Amortization of the IMR	140	192	189
Investment expenses	(590)	(567)	(528)

Net investment income	$6,387	$6,332	$5,471

During 2014, the Company received additional distributions from certain affiliated partnerships that generated net investment income. These distributions were related to the partnerships’ leasing and sale of properties.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital gains (losses)

Net realized capital gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended
	December 31,
	2015	2014	2013

	(In Millions)

Bonds	$(66)	$359	$18
Preferred stocks	2	4	14
Common stocks - subsidiaries and affiliates	64	11	33
Common stocks - unaffiliated	(8)	(71)	49
Mortgage loans	(8)	(9)	(20)
Real estate	50	211	54
Partnerships and LLCs	(97)	(18)	(46)
Derivatives	(64)	368	(735)
Other	216	(50)	(39)

Net realized capital (losses) gains before federal and state taxes and deferral to the IMR	89	805	(672)
Net federal and state tax expense	(151)	(282)	(147)

Net realized capital (losses) gains before deferral to the IMR	(62)	523	(819)
Net after tax losses (gains) deferred to the IMR	121	(357)	342

Net realized capital gains (losses)	$59	$166	$(477)

The IMR liability balance was $349 million as of December 31, 2015 and $628 million as of December 31, 2014 and was included in other liabilities on the Statutory Statements of Financial Position.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Bonds	$(170)	$(35)	$(32)
Preferred stock	(11)	-	-
Common stocks	(14)	(85)	(16)
Mortgage loans	(5)	(10)	(22)
Partnerships and LLCs	(70)	(56)	(45)

Total OTTI	$(270)	$(186)	$(115)

The Company recognized OTTI of $7 million for the year ended December 31, 2015, $14 million for the year ended December 31, 2014 and $18 million for the year ended December 31, 2013, on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

For the year ended December 31, 2015, 1% of the $170 million of bond OTTI, for the year ended December 31, 2014, 6% of the $35 million of bond OTTI and for the year ended December 31, 2013, 25% of the $32 million of bond OTTI were determined using internally developed models. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 20. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

5.	Federal income taxes

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2015

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$3,023	$382	$3,405
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	3,023	382	3,405
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	3,023	382	3,405
Total gross DTLs	(1,658)	(448)	(2,106)

Net admitted DTA(L)	$1,365	$(66)	$1,299

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$2,819	$236	$3,055
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,819	236	3,055
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,819	236	3,055
Total gross DTLs	(1,713)	(383)	(2,096)

Net admitted DTA(L)	$1,106	$(147)	$959

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$204	$146	$350
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	204	146	350
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	204	146	350
Total gross DTLs	55	(65)	(10)

Net admitted DTA(L)	$259	$81	$340

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2015

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$48	$188	$236
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	1,063	-	1,063
2. Adjusted gross DTA allowed per limitation threshold	2,024	-	2,024

Lesser of lines 1 or 2	1,063	-	1,063
Adjusted gross DTAs offset by existing DTLs	1,912	194	2,106

Total admitted DTA realized within 3 years	$3,023	$382	$3,405

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$6	$144	$150
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,076	-	1,076
2. Adjusted gross DTA allowed per limitation threshold	1,940	-	1,940

Lesser of lines 1 or 2	1,076	-	1,076
Adjusted gross DTAs offset by existing DTLs	1,737	92	1,829

Total admitted DTA realized within 3 years	$2,819	$236	$3,055

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$42	$44	$86
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(13)	-	(13)
2. Adjusted gross DTA allowed per limitation threshold	84	-	84

Lesser of lines 1 or 2	(13)	-	(13)
Adjusted gross DTAs offset by existing DTLs	175	102	277

Total admitted DTA realized within 3 years	$204	$146	$350

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2015	2014

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	926%	932%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$13,645	$12,932

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2015

	Ordinary	Capital	Total

(Percent)

Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	67%	- %	67%

December 31, 2014

	Ordinary	Capital	Total

(Percent)

Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	68%	- %	68%

Change

	Ordinary	Capital	Total

(Percent)

Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	(1)%	- %	(1)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Federal income tax expense (benefit) on operating earnings	$(159)	$20	$(157)
Foreign income tax expense on operating earnings	6	3	15

Total federal and foreign income tax expense (benefit) on operating earnings	(153)	23	(142)
Federal income tax expense on net realized capital gains (losses)	151	282	147

Total federal and foreign income tax expense (benefit)	$(2)	$305	$5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2015	2014	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$965	$873	$92
Policy acquisition costs	644	591	53
Nonadmitted assets	457	451	6
Policyholders’ dividends	374	334	40
Pension and compensation related items	267	252	15
Investment items	185	132	53
Expense items	26	74	(48)
Unrealized investment losses	3	7	(4)
Other	102	105	(3)

Total ordinary DTAs	3,023	2,819	204

Admitted ordinary DTAs	3,023	2,819	204

Capital
Unrealized investment losses	233	96	137
Investment items	149	140	9

Total capital DTAs	382	236	146

Admitted capital DTAs	382	236	146

Admitted DTAs	3,405	3,055	350

DTLs:
Ordinary
Unrealized investment gains	782	815	(33)
Deferred and uncollected premium	300	281	19
Pension items	253	301	(48)
Investment Items	76	100	(24)
Reserve for audits and settlements	74	74	—
Other	173	142	31

Total ordinary DTLs	1,658	1,713	(55)

Capital
Unrealized investment gains	363	306	57
Investment items	85	77	8

Total capital DTLs	448	383	65

Total DTLs	2,106	2,096	10

Net admitted DTA	$1,299	$959	$340

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Net DTA(L)	$340	$(207)	$559
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(109)	311	(291)
Tax-effect of change in accounting method for	-	-	(4)

Change in net deferred income taxes	$231	$104	$264

As of December 31, 2015, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Provision computed at statutory rate	$101	$450	$(218)
Expense items	25	5	136
Change in reserve valuation basis	23	(20)	(20)
Foreign governmental income taxes	4	1	11
Investment items	(325)	(117)	(154)
Tax credits	(52)	(47)	(46)
Nonadmitted assets	(6)	(34)	30
Other	(3)	(37)	3

Total statutory income tax (benefit) expense	$(233)	$201	$(258)

Federal and foreign income tax expense (benefit)	$(2)	$305	$6
Change in net deferred income taxes	(231)	(104)	(264)

Total statutory income tax (benefit) expense	$(233)	$201	$(258)

The Company paid federal income taxes of $234 million in 2015 and $10 million in 2014 and received refunds of $112 million in 2013.

The total income taxes incurred in prior years that will be available for recoupment in the event of future net losses total $39 million, $426 million and $46 million related to December 31, 2015, 2014 and 2013, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2015	$144
Gross change related to positions taken in prior years	3
Gross change related to settlements	-
Gross change related to positions taken in current year	3
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2015	$150

Included in the liability for unrecognized tax benefits as of December 31, 2015, are $141 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2015 includes $6 million of unrecognized tax benefits net of indirect tax benefits of $2 million that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $3 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $20 million as of December 31, 2015 and $17 million as of December 31, 2014. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for years 2010 and prior. The IRS is currently auditing the years 2011 through 2013. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

The Company’s litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997 was successfully concluded in 2015. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years.

As of December 31, 2015 and 2014, the Company did not recognize any protective deposits as admitted assets.

The Tax Increase Prevention Act of 2014, signed into law on December 19, 2014, extended the 50% first year bonus depreciation to qualified property acquired and placed in service during 2014. On December 18, 2015, the Preventing Americans from Tax Hikes Act of 2015 (the PATH Act) was enacted and provides for a multi-year extension of this provision through 2019. The PATH Act extends 50% bonus depreciation to 2015 through 2017, it then phases down to 40% for 2018 and 30% for 2019. The extension of these tax provisions are not expected to have a material effect on the Company’s financial position or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Other than invested assets

a.	Corporate-owned life insurance

In November 2015, the Company purchased COLI from unaffiliated third party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. As of December 31, 2015, the Company recorded $1,927 million for the cash surrender value of these policies.

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2015		2014

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$114	$35	$103	$33
Ordinary renewal	649	712	612	671
Group life	9	9	10	10

Total	$772	$756	$725	$714

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2s. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $28,223 million as of December 31, 2015 and $24,722 million as of December 31, 2014 for which gross premium was less than net premium.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Fixed assets

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets and include both admitted and nonadmitted assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Most unamortized software and office equipment are nonadmitted assets.

The Company’s admitted fixed assets included EDP equipment of $39 million, net of accumulated depreciation of $179 million, as of December 31, 2015 and $32 million, net of accumulated depreciation of $215 million, as of December 31, 2014. The depreciation expense for all fixed assets was $49 million for the year ended December 31, 2015 and $43 million for the year ended December 31, 2014.

7.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $514,840 million as of December 31, 2015 and $478,773 million as of December 31, 2014.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2015				2014

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$44,724	2.5%	-	6.0%	$41,977	2.5%	-	6.0%
Group life	16,381	2.5%	-	4.5%	14,423	2.5%	-	4.5%
Group annuities	20,843	2.3%	-	11.3%	17,584	2.3%	-	11.3%
Individual annuities	12,149	2.3%	-	11.8%	11,314	2.3%	-	11.8%
Individual universal and variable life	5,542	3.5%	-	6.0%	5,093	3.5%	-	6.0%
Disabled life claim reserves	1,876	3.5%	-	6.0%	1,879	3.5%	-	6.0%
Disability active life reserves	808	3.5%	-	6.0%	732	3.5%	-	6.0%
Other	303	2.5%	-	6.0%	289	2.5%	-	6.0%

Total	$102,626				$93,291

Individual life includes whole life and term insurance. Group life includes COLI, bank-owned life insurance (BOLI), group universal life and group variable universal life products. Individual annuities include individual annuity contracts and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and long-term care claims and expenses that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2015				2014

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Guaranteed interest contracts:
Note programs	$3,756	0.4%	-	6.2%	$3,515	0.4%	-	6.2%
Federal Home Loan Bank of Boston	1,104	1.8%	-	3.0%	701	1.1%	-	3.0%
Municipal contracts	955	0.4%	-	7.8%	-	0.0%	-	0.0%
Other	129	8.3%	-	9.7%	2	8.3%	-	9.7%
Supplementary contracts	751	0.3%	-	7.0%	690	0.3%	-	7.0%
Dividend accumulations	538	3.4%	-	4.0%	547	3.4%	-	4.1%
Other deposits	3,258	4.0%	-	8.0%	3,590	4.0%	-	8.0%

Total	$10,491				$9,045

Note programs

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Consolidated Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2.0 billion European Medium-Term Note Program with approximately $107 million remaining in run-off. Notes are currently issued from the Company’s $17.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1.1 billion as of December 31, 2015. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $900 million as of December 31, 2015. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $75 million as of December 31, 2015 and $57 million as of December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

In 2015, the Company entered into a contract and was assigned the liability for a block of municipal guaranteed investment contracts (municipal contracts) and was paid a premium since the contracts have above market credited rates. Liabilities for deposit-type contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 8. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2015, the Company’s guaranteed interest contracts by expected maturity year were as follows (in millions):

2016	$711
2017	572
2018	968
2019	675
2020	654
Thereafter	2,364

Total	$5,944

Most guaranteed interest contracts only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and long-term care policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following summarizes the changes in disabled life and long-term care unpaid claims and claim expense reserves:

	December 31,
	2015	2014

	(In Millions)

Claim reserves, beginning of year	$2,044	$2,031
Less: Reinsurance recoverables	143	134

Net claim reserves, beginning of year	1,901	1,897

Claims paid related to:
Current year	(13)	(15)
Prior years	(333)	(320)

Total claims paid	(346)	(335)

Incurred related to:
Current year’s incurred	228	236
Current year’s interest	3	5
Prior year’s incurred	35	17
Prior year’s interest	80	81

Total incurred	346	339

Net claim reserves, end of year	1,901	1,901
Reinsurance recoverables	150	143

Claim reserves, end of year	$2,051	$2,044

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $35 million increase in the prior years’ incurred claims for 2015 and the $17 million increase in the prior years’ incurred claims for 2014 were generally the result of differences between actual termination experience and statutorily prescribed tables.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2015	2014

	(In Millions)

Disabled life claim reserves	$1,876	$1,877
Accrued claim liabilities	25	24
Net claim reserves, end of year	$1,901	$1,901

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2014	$274
Incurred guarantee benefits	214
Paid guarantee benefits	(2)

Liability as of December 31, 2014	486
Incurred guarantee benefits	89
Paid guarantee benefits	(3)

Liability as of December 31, 2015	$572

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2015 and 2014. As of December 31, 2015 and 2014, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2015			December 31, 2014

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$18,991	$90	63	$19,391	$37	63
GMIB Basic	959	107	66	1,136	64	65
GMIB Plus	3,106	561	65	3,373	300	64
GMAB	3,072	57	58	2,859	3	58
GMWB	209	15	68	232	4	68

As of December 31, 2015, the GMDB account value above consists of $4,675 million of Modco assumed within the separate accounts. As of December 31, 2014, the GMDB account value above consists of $4,956 million of Modco assumed within the separate accounts.

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31, 2015			December 31, 2014

	Separate Account	General Account	Total	Separate Account	General Account	Total

	(In Millions)

GMDB	$15,089	$3,902	$18,991	$15,658	$3,733	$19,391
GMIB Basic	943	16	959	1,121	15	1,136
GMIB Plus	3,106	-	3,106	3,373	-	3,373
GMAB	3,018	54	3,072	2,801	58	2,859
GMWB	209	-	209	232	-	232

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2015	2014

	(In Millions)

Beginning balance	$2,673	$2,257
Net liability increase	374	416

Ending balance	$3,047	$2,673

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and long-term care business. The amounts reinsured are on a yearly renewable term, coinsurance or Modco basis. The Company’s mortality risk retention limit per individual life insured is generally $15 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2015, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $3,475 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Direct premium	$20,754	$17,337	$19,260
Premium assumed	1,608	1,827	1,921
Premium ceded	(819)	(781)	(744)

Total net premium	$21,543	$18,383	$20,437

Reinsurance recoveries
Assumed	$(88)	$(63)	$(76)
Ceded	594	472	381

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2015	2014

	(In Millions)

Reinsurance reserves:
Assumed	$9,359	$9,447
Ceded	(3,803)	(3,320)

Amounts recoverable from reinsurers
Assumed	(37)	(20)
Ceded	195	128

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2015 include $2,344 million associated with life insurance policies, $1,407 million for long-term care, $39 million for disability and $13 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2014 include $2,174 million associated with life insurance policies, $1,086 million for long-term care, $46 million for disability and $14 million for group life and health.

In 2015, the Company strengthened its gross long-term care policyholders’ reserves by $200 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $200 million.

As of December 31, 2015, one reinsurer accounted for 28% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 21%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its long-term care business. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

9.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2015 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With market value adjustment	$13,589	$-	$-	$13,589	14%
At book value less current surrender charge of 5% or more	2,224	-	-	2,224	2
At fair value	-	15,991	39,929	55,920	56

Subtotal	15,813	15,991	39,929	71,733	72
Subject to discretionary withdrawal:
At book value without fair value adjustment	9,235	550	-	9,785	10
Not subject to discretionary withdrawal	17,858	250	-	18,108	18

Total	$42,906	$16,791	$39,929	$99,626	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2015 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$20,838
Policyholders’ reserves – individual annuities	11,577
Liabilities for deposit-type contracts	10,491

Subtotal	42,906

Separate Account Annual Statement:
Annuities	54,896
Other annuity contract deposit-funds and guaranteed interest contracts	1,824

Subtotal	56,720

Total	$99,626

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2015 is as follows:

	Guaranteed

		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2015	$-	$-	$8,719	$8,719

Reserves at December 31, 2015:
For accounts with assets at:
Fair value	$292	$16,540	$42,589	$59,421

Subtotal	292	16,540	42,589	59,421
Nonpolicy liabilities	-	-	955	955

Total	$292	$16,540	$43,544	$60,376

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$15,990	$42,589	$58,579
At book value without market value adjustment and current surrender charge of less than 5%	-	550	-	550

Subtotal	-	16,540	42,589	59,129
Not subject to discretionary withdrawal	292	-	-	292
Nonpolicy liabilities	-	-	955	955

Total	$292	$16,540	$43,544	$60,376

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$8,167	$6,164	$7,941
Transfers from separate accounts	(7,560)	(7,201)	(9,023)

Subtotal	607	(1,037)	(1,082)
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	(1,360)	(242)	1

Net transfers from separate accounts	$(753)	$(1,279)	$(1,081)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. The Notes had a carrying value and face amount of $250 million as of December 31, 2015 and 2014. Notes issued in 2015 had interest rates ranging from 0.14% to 0.45% with maturity dates ranging from 1 to 48 days. Interest expense for commercial paper was less than $1 million for the years ended December 31, 2015 and 2014.

On September 26, 2014, the Company signed a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The credit facility replaced an existing $1 billion credit facility, which was due to expire in 2017. The facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2015 and 2014, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2015 and 2014, there were no draws on the credit facilities. Credit facility fees were $1 million for the year ended December 31, 2015 and less than $1 million for the year ended December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

In August 2015, the Company communicated its intent to amend its retired employee and retired agent welfare benefit plans with regard to the medical coverage of Medicare-eligible and non-Medicare eligible retirees and their dependents as well as certain former employees receiving long-term disability benefits and surviving dependents (Covered Retirees). Effective January 1, 2016, MassMutual will no longer provide company-sponsored medical coverage to Covered Retirees through the self-insured medical options under its welfare benefit plans. Instead, the Company will provide access to health insurance coverage for Covered Retirees and their dependents through a private insurance marketplace. Eligible Covered Retirees will be provided with a company-funded health reimbursement account, which can be used for reimbursement of health insurance premiums or eligible out-of-pocket medical expenses. Effective January 1, 2016, the Medicare Part D subsidy will no longer apply as Medicare-eligible participants will no longer be covered under the self-insured retiree health care plans. The projected benefit obligation decreased $98 million as a result of this amendment. This decrease was recorded as part of the fourth quarter remeasurement and is being amortized through net periodic benefit cost over the average remaining years of service of the eligible employees and agents.

In October 2014, the Society of Actuaries issued RP 2014 mortality tables which included a mortality improvement scale. The mortality improvement scale was amended in October 2015. The Company adopted the new mortality tables and improvement scale as part of its 2015 remeasurement and completed its decrement study, which included the mortality tables and an update to other key plan assumptions. As a result of this change, the projected benefit obligation as of December 31, 2015 increased by approximately $155 million.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan (the Plan) includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $47 million in 2015 and $20 million in 2014 to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,220 million as of December 31, 2015 and $2,149 million as of December 31, 2014. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $42 million for the year ended December 31, 2015 and $44 million for the year ended December 31, 2014 and $36 million for 2013.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $177 million as of December 31, 2015 and $187 million as of December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

The health care plan is contributory. A portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans, which will be closed to most Covered Retirees effective January 1, 2016, include a limit on the Company’s share of costs for certain retirees.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $43 million as of December 31, 2015 and $35 million as of December 31, 2014.

The Company accrues postemployment benefits for the health benefits of agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $7 million as of December 31, 2015 and $10 million as of December 31, 2014.

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 12f, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation	$2,606	$2,542	$305	$412

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$2,581	$2,269	$412	$357
Service cost	71	73	9	8
Interest cost	99	108	14	16
Contributions by plan participants	-	-	9	10
Plan amendments	-	-	(98)	-
Actuarial (gains) losses	44	(63)	(20)	4
Medicare prescription drug direct subsidy	-	-	1	1
Benefits paid	(111)	(101)	(28)	(29)
Change in discount rate	(134)	295	(24)	45
Change in actuarial assumptions	125	-	30	-

Projected benefit obligation, end of year	$2,675	$2,581	$305	$412

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data which is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately an $84 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. See Note 12h. “Assumptions” for details on the discount rate.

e.	Plan assets

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account (GIA) of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract and are managed by the Company and its subsidiaries. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company and its subsidiaries are as follows:

	December 31,
	2015	2014

	(In Millions)

Babson Long Term Duration Bond Fund	$214	$190
Alternative Investment Separate Account	208	191
General Investment Account	197	215
MM Premier Core Bond Fund	126	125
Oppenheimer International Growth Fund	118	105
Oppenheimer Small Capitalization Core Fund	108	140
Oppenheimer Large Core Fund	88	96
MM Select Blue Chip Growth Fund	69	97
MM Select Growth Opportunities Fund	60	98
MM Select Large Cap Value Fund	45	46
MM Premier Strategic Emerging Markets Fund	37	42
MM Select Small Cap Value Fund	35	46
MM Select Small Cap Growth Fund	34	45
Oppenheimer Real Estate Fund	34	33
Babson Enhanced Index Value Fund	-	85
Oppenheimer Large Capitalization Value Fund	-	49

	$1,373	$1,603

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $74 million for 2016.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 13% to 23% domestic equity securities, 25% to 45% long duration bond securities, 5% to 15% GIA and aggregate bond assets, 13% to 23% international equity securities and 10% to 30% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 9% of the Plan assets as of December 31, 2015 and 10% as of December 31, 2014.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the change in the fair value of plan assets:

	December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$2,139	$2,020	$5	$5
Actual return on plan assets	(20)	180	-	-
Employer contributions	66	40	19	19
Contributions by plan participants	-	-	9	10
Benefits paid	(111)	(101)	(28)	(29)

Fair value of plan assets, end of year	$2,074	$2,139	$5	$5

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

The following presents the GIA allocation by type of investment:

	December 31,
	2015	2014

Bonds	59%	60%
Mortgage loans	18	16
Partnerships and LLCs	6	6
Other investments	8	9
Common stocks - subsidiaries and affiliates	6	6
Cash and cash equivalents	2	2
Real estate	1	1

	100%	100%

The qualified pension plan invests in the following pooled and nonpooled separate account options:

Babson Long Term Duration Bond Fund is a nonpooled separate account advised by Babson Capital with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Alternative Investment Separate Account is a nonpooled separate account advised by Babson Capital. Babson Capital’s strategy includes investing in holdings of private equity funds, hedge funds, a private real estate fund and an equity index exchange traded fund.

MassMutual (MM) Premier Core Bond Fund is a pooled separate account investing in a mutual fund sub-advised by Babson Capital. The mutual fund primarily invests in high-quality, investment grade bonds with selective and prudent investments in high yield bonds, which are deemed to provide an attractive risk/reward trade off. Security selection is done through an in-depth, bottom-up credit research process seeking securities with attractive yields among the corporate, U.S. government (treasury and agency) and mortgage and asset backed sectors.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Oppenheimer International Growth Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

Oppenheimer Small Capitalization Core Fund is a pooled separate account advised by OFI Institutional Asset Management (OFI Institutional) that invests in domestic small and mid-cap, and international small and mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

Oppenheimer Large Core Fund is a nonpooled separate account advised by OFI Institutional that invests in a diversified mix of domestic large company stocks for capital appreciation potential. The strategy is a large-cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

MM Select Blue Chip Growth Fund is a pooled separate account investing in a mutual fund sub-advised by T. Rowe Price Associates, Inc. (T. Rowe Price) and Loomis Sayles & Company (Loomis) that seeks growth of capital over the long-term. The strategy seeks well-established large cap companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals. Loomis emphasizes companies with sustainable competitive advantages, long-term secular and profitable growth, and management teams focused on creating long-term value for shareholders.

MM Select Growth Opportunities Fund is a pooled separate account investing in a mutual fund sub-advised by Sands Capital Management, LLC (Sands) and Jackson Square Partners (JSP) with a large-cap growth equity focus. Sands uses bottom-up, fundamental research and employs six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. JSP seeks to select large-cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including a return on capital above its cost of capital.

MM Select Large Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Barrow Hanley and Huber Capital (Huber). Barrow Hanley manages a dividend focused strategy with a high quality, conservative orientation. Huber employs a more concentrated, deeper value strategy using a dividend discount model (DDM) as the basis for determining intrinsic value opportunities.

MM Premier Strategic Emerging Markets Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional seeking long-term growth of capital by investing primarily in international emerging markets. OFI Institutional determines the universe of emerging market countries in which to invest, based on OFI Institutional’s assessment of a country’s suitability for investment.

MM Select Small Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Wellington and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued but have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies considered to be undervalued but with the potential to generate superior returns at below average levels of risk.

MM Select Small Cap Growth Fund is a pooled separate account investing in a mutual fund sub-advised by Waddell & Reed, Wellington Management and OFI Institutional. The fund invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each sub-adviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the sub-advisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund sub-advised by Cornerstone Real Estate Advisers. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market. REITs are publicly-traded securities that sell like a stock on the major exchanges and which invest in real estate or represent operating companies that are involved in the real estate market.

Vanguard Russell 3000 Index is a pooled separate account investing in a mutual fund advised by Vanguard. The fund is passively managed and seeks to track the Russell 3000 Index.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Oakmark International Collective Fund is a non-pooled separate account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

T. Rowe Price Emerging Markets Stock Fund is a pooled separate account investing in a mutual fund advised by T. Rowe Price that seeks long-term growth of capital through investments primarily in the common stocks of companies located or with primary operations in the emerging markets of Latin America, Asia, Europe, Africa and the Middle East.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 15. “Fair value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled Separate Accounts: Unit value calculated based on the net assets of the underlying pool of securities which value their investment securities at fair value. The separate accounts are valued daily based on the NAV of shares of the underlying funds and are therefore generally classified as Level 2. As of December 31, 2015 and 2014, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Nonpooled Separate Accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

The General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

The methods described above may produce a fair value calculation that is not indicative of net realizable value or reflective of the future values of the investments. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2015

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$300	$-	$300
International large capitalization	-	118	-	118
U.S. small capitalization value	-	68	-	68
International emerging markets	-	37	-	37
Real estate	-	34	-	34
Bonds:
Diversified fixed-income	-	26	-	26
Registered investment companies:
Emerging markets	57	-	-	57

Total pooled separate accounts	57	583	-	640

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	68	-	-	68
U.S. small capitalization	77	-	-	77
U.S. mid capitalization	32	-	-	32
International large capitalization value	5	-	-	5
International small/mid capitalization	8	-	-	8
Corporate and other bonds	-	249	-	249
Long duration bonds	140	-	-	140
Short-term bonds	2	-	-	2
Government securities	-	266	-	266
Mortgage backed securities	-	3	-	3
Registered investment companies:
U.S. large capitalization	59	-	-	59
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	155	155
Multi-strategy hedge funds	-	-	25	25
Private equity/venture capital	-	-	39	39
Asset backed securities	-	9	-	9
Real estate	-	-	46	46
Cash and short-term cash equivalents	9	8	-	17

Total nonpooled separate accounts	400	535	302	1,237

Total general investment account	-	-	197	197

Total	$457	$1,118	$499	$2,074

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$242	$-	$242
International large capitalization value	-	105	-	105
U.S. small capitalization value	-	91	-	91
International emerging markets	-	42	-	42
Real estate	-	33	-	33
Bonds:
Diversified fixed income	-	125	-	125
Registered investment companies:
Emerging markets	45	-	-	45

Total pooled separate accounts	45	638	-	683

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	167	-	-	167
U.S. small capitalization	108	-	-	108
U.S. mid capitalization	64	-	-	64
International large capitalization value	15	-	-	15
International small/mid capitalization	9	-	-	9
Corporate and other bonds	-	235	-	235
Long duration bonds	116	-	-	116
Short term bonds	2	-	-	2
Government securities	-	197	-	197
Mortgage backed securities	-	7	-	7
Registered investment companies:
U.S. large capitalization	63	-	-	63
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	106	106
Multi-strategy hedge funds	-	-	23	23
Private equity/venture capital	-	-	28	28
Asset backed securities	-	8	-	8
Real estate	-	-	39	39
Cash and short-term cash equivalents	10	7	-	17

Total nonpooled separate accounts	554	454	233	1,241

Total general investment account	-	-	215	215

Total	$599	$1,092	$448	$2,139

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the Plan’s Level 3 invested assets:

	Beginning Balance 1/1/2015	Actual Return on Plan Assets	Purchases	Sales	Transfers to Level 3	Ending Balance 12/31/2015

	(In Millions)

Limited partnerships:
International small/mid cap	$106	$(10)	$59	$-	$-	$155
Multi-strategy hedge fund	23	2	-	-	-	25
Private equity venture capital	28	8	5	(2)	-	39
Multi-strategy hedge fund	37	-	-	-	-	37
Real estate	39	7	-	-	-	46
General investment account	215	6	71	(95)	-	197

Total	$448	$13	$135	$(97)	$-	$499

	Beginning Balance 1/1/2014	Actual Return on Plan Assets	Purchases	Sales	Transfers to Level 3	Ending Balance 12/31/2014

	(In Millions)

Limited partnerships:
International large cap value	$111	$3	$-	$(114)	$-	$-
International small/mid cap	-	(8)	114	-	-	106
Multi-strategy hedge fund	22	1	-	-	-	23
Private equity venture capital	13	4	14	(3)	-	28
Multi-strategy hedge fund	35	2	-	-	-	37
Real estate	36	2	1	-	-	39
General investment account	242	8	47	(82)	-	215

Total	$459	$12	$176	$(199)	$-	$448

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on this criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the year ended December 31, 2015.

Postretirement Investments

Postretirement benefit plan assets are invested solely in a domestic fixed-income bond fund. The fair value of these postretirement benefit plan assets was $5 million as of December 31, 2015 and 2014 and was included within Level 1. The domestic fixed-income fund is a money market mutual fund that seeks the maximum potential return commensurate with the desired stability of the investments. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit payments, with additional funds held that are sufficient to satisfy reasonably unanticipated spikes in benefit payments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains (losses) are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized into net periodic benefit cost over the remaining service-years of active employees and over the average remaining lifetime of eligible employees and retirees for other postretirement benefits.

As of December 31, 2015, the unamortized balance of the transition liability upon adoption of SSAP 102 was $18 million. This transition liability is being amortized through 2021.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost in 2015 and 2014 and the amounts expected to be recognized in 2016:

	December 31,
	2016	2015	2014	2016	2015	2014

	Pension Benefits			Other Postretirement Benefits

	(In Millions)

Net prior service cost	$4	$4	$8	$(6)	$2	$4
Net recognized actuarial losses	70	66	52	3	3	-

The following sets forth the amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Net prior service cost	$9	$13	$(58)	$42
Net actuarial losses	1,019	869	43	60
Unrecognized transition liability	18	24	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation	$2,675	$2,581	$305	$412
Less: fair value of plan assets	2,074	2,139	5	5

Projected benefit obligation funded status	$(601)	$(442)	$(300)	$(407)

The qualified pension plan was underfunded by $251 million as of December 31, 2015 and by $119 million as of December 31, 2014. The nonqualified pension plans are not funded and have total projected benefit obligations of $350 million as of December 31, 2015 and $323 million as of December 31, 2014.

The Company intends to fund $77 million in 2016 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and included in general insurance expenses. The net periodic cost recognized in the Statutory Statements of Operations is as follows:

	Years Ended December 31,
	2015	2014	2015	2014

	Pension Benefits		Other Postretirement/ Postemployment Benefits

	(In Millions)

Service cost	$71	$73	$10	$12
Interest cost	99	108	16	16
Expected return on plan assets	(154)	(151)	-	-
Amortization of unrecognized net actuarial and other losses	65	52	6	1
Amortization of unrecognized prior service cost	4	8	2	4

Total net periodic cost	$85	$90	$34	$33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits

	(In Millions)

2016	$90	$20
2017	90	20
2018	96	20
2019	103	20
2020	109	20
2021-2025	643	92

The Company will no longer be eligible to receive the Medicare Prescription Drug Government Subsidy in 2016.

The net expense recognized in the Consolidated Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Pension	$85	$90	$132
Health	88	81	76
Thrift	42	44	36
Postretirement	27	28	32
Postemployment	4	5	3
Life	3	3	-
Disability	3	3	4
Other benefits	9	9	8

Total	$261	$263	$291

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2015	2014	2013	2015	2014	2013

	Pension			Other Postretirement
	Benefits			Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.30%	3.90%	4.85%	3.95%	3.75%	4.70%
Expected rate of compensation increase	3.50%	4.00%	4.00%	3.50%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	3.90%	4.85%	4.00%	3.75%	4.70%	3.80%
Expected long-term rate of return on plan assets	7.25%	7.50%	7.50%	3.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	8.00%	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2024 for 2015, 2023 for 2014 and 2021 for 2013.	-	-	-	5.00%	5.00%	5.00%

Assumed health care cost trend rates do not have a significant effect on the amounts reported for the health care plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2015	2014	2013

Weighted average grant date fair value:
PSAR granted during the year	$99.42	$78.50	$78.55
PRS granted during the year	98.64	78.54	78.58
Intrinsic value (in thousands):
PSAR options exercised	38,282	29,125	21,919
PRS liabilities paid	30,560	30,757	27,927
Fair value of shares vested during the year	44,476	71,207	65,724

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms

	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2013	2,620	$68.38	1.1	1,233	$59.71	3.2
Granted	945	78.50		315	78.54
Exercised	(752)	56.46		(395)	45.66
Forfeited	(58)	74.60		(41)	72.12

Outstanding as of December 31, 2014	2,755	73.82	1.7	1,112	69.47	3.3
Granted	939	99.42		321	98.64
Exercised	(1,090)	64.46		(309)	58.93
Forfeited	(42)	83.74		(36)	76.83

Outstanding as of December 31, 2015	2,562	85.88	3.3	1,088	80.89	2.7

Exercisable as of December 31, 2015	59	$72.51	1.8	-	$85.81	-

The PSARs compensation was a benefit of $5 million for the year ended December 31, 2015 and an expense of $63 million for the year ended December 31, 2014 and $6 million for the year ended December 31, 2013. The PSARs accrued compensation liability was $10 million as of December 31, 2015 and $58 million as of December 31, 2014. Unrecognized compensation expense related to nonvested PSARs awards was $3 million for the year ended December 31, 2015 and $18 million for the year ended December 31, 2014 and $3 million for the year ended December 31, 2013. The weighted average period over which the expense is expected to be recognized is 1.1 years.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $16 million for the year ended December 31, 2015 and $38 million for the year ended December 31, 2014 and $22 million for the year ended December 31, 2013. The PRS accrued compensation liability was $49 million for the year ended December 31, 2015 and $65 million for the year ended December 31, 2014. Unrecognized compensation expense related to nonvested PRS awards was $39 million as of December 31, 2015, $47 million as of December 31, 2014 and $38 million for the year ended December 31, 2013. The weighted average period over which the expense is expected to be recognized is 2.7 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

13.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2015:

Issue	Face	Carrying	Interest	Maturity	Scheduled Annual Interest
Date	Amount	Value	Rate	Date	Payment Dates

	($ In Millions)

11/15/1993	$250	$250	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	250	249	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	750	743	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	400	399	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	500	491	4.500%	04/15/2065	Apr 15 & Oct 15

Total	$2,250	$2,232

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2015, the unapproved interest was $19 million. Through December 31, 2015, the Company paid cumulative interest of $1,284 million on surplus notes. Interest of $140 million was approved and paid during the year ended December 31, 2015.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012 or 2015.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2015, 2014 and 2013. In the Company’s prior year financial statements, the non-cash activities shown below were included within the Statutory Statement of Cash Flows. In 2015, the NAIC issued clarifying guidance related to the exclusion of non-cash activities from the statement of cash flows. As a result, the Company has excluded the 2015 non-cash activities below from the Statutory Statement of Cash Flows for the year ended December 31, 2015; however, the 2014 and 2013 non-cash activities below continue to be included within the Statutory Statements of Cash Flows for the years ended December 31, 2014 and 2013.

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Premium recognized for group annuity contracts	$1,471	$-	$-
Bonds received as consideration for group annuity contracts	(1,466)	-	-
Bond conversions and refinancing	1,197	1,066	658
Bonds received as consideration for assignment of deposit-type liabilities	(690)	-	-
Deposit-type liabilities assigned in exchange for bonds	690	-	-
Bonds received in exchange for equity of an indirect subsidiary	185	-	-
Bank loan rollovers	143	625	1,924
Other	129	110	351
Mortgage loan issued in sale of real estate	-	150	-
Bond conversions to other invested assets		-	181
Related to the group annuity reinsurance agreement:
Deposits for policyholders’ reserves related to reinsurance agreement	-	-	5,298
Liabilities for deposit-type contracts related to reinsurance agreement	-	-	3,885
Other liabilities	-	-	879
Bonds	-	-	(8,602)
Mortgage loans	-	-	(736)
Other assets	-	-	(383)
Preferred stock	-	-	(13)

Bank loan rollovers are transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds. In 2013, bank loan rollovers that were a result of rate resets were presented on a gross basis. In 2015 and 2014, bank loan rollovers that are a result of rate resets are presented on a net basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2015

	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$8,015	$8,526	$-	$8,521	$5
All other governments	762	762	-	690	72
States, territories and possessions	727	776	-	776	-
Political subdivisions	468	503	-	503	-
Special revenue	5,414	6,061	-	6,025	36
Industrial and miscellaneous	57,984	58,260	-	35,010	23,250
Parent, subsidiaries and affiliates	6,177	6,340	-	646	5,694
Preferred stocks	533	520	13	30	477
Common stocks - subsidiaries and affiliates	441	441	307	94	40
Common stocks - unaffiliated	1,140	1,140	445	515	180
Mortgage loans - commercial	20,287	20,815	-	-	20,815
Mortgage loans - residential	1,721	1,684	-	-	1,684
Derivatives:
Interest rate swaps	8,033	8,554	-	8,554	-
Options	622	622	-	622	-
Currency swaps	536	536	-	536	-
Forward contracts	55	55	-	55	-
Credit default swaps	22	13	-	13	-
Cash, cash equivalents and short-term investments	3,049	3,049	174	2,875	-
Separate account assets	60,386	60,386	39,355	20,306	725
Financial liabilities:
Repurchase agreements	5,130	5,130	-	5,130	-
Commercial paper and other borrowed money	277	277	-	250	27
Guaranteed interest contracts	5,944	5,933	-	-	5,933
Group annuity contracts and other deposits	17,939	18,667	-	-	18,667
Individual annuity contracts	6,501	8,025	-	-	8,025
Supplementary contracts	1,094	1,095	-	-	1,095
Derivatives:
Interest rate swaps	5,797	5,839	-	5,839	-
Options	7	7	-	7	-
Currency swaps	4	4	-	4	-
Forward contracts	13	13	-	13	-
Credit default swaps	19	20	-	20	-
Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $7,519 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,395	$8,206	$-	$8,199	$7
All other governments	526	560	-	486	74
States, territories and possessions	1,735	1,884	-	1,868	16
Political subdivisions	493	540	-	517	23
Special revenue	4,562	5,384	-	5,266	118
Industrial and miscellaneous	54,482	57,323	-	36,313	21,010
Parent, subsidiaries and affiliates	5,526	5,779	-	646	5,133
Preferred stocks	525	531	1	14	516
Common stocks - subsidiaries and affiliates	713	713	515	117	81
Common stocks - unaffiliated	1,188	1,188	587	441	160
Mortgage loans - commercial	17,585	18,204	-	-	18,204
Mortgage loans - residential	1,772	1,738	-	-	1,738
Derivatives:
Interest rate swaps	7,688	8,136	-	8,136	-
Options	524	524	-	524	-
Currency swaps	233	233	-	233	-
Forward contracts	70	70	-	70	-
Credit default swaps	16	18	-	18	-
Cash, cash equivalents and short-term investments	1,880	1,880	303	1,577	-
Separate account assets	60,384	60,384	40,104	19,680	600
Financial liabilities:
Repurchase agreements	4,658	4,658	-	4,658	-
Commercial paper and other borrowed money	268	268	-	250	18
Guaranteed interest contracts	4,218	4,301	-	-	4,301
Group annuity contracts and other deposits	17,454	18,446	-	-	18,446
Individual annuity contracts	6,394	7,365	-	-	7,365
Supplementary contracts	1,040	1,041	-	-	1,041
Derivatives:
Interest rate swaps	5,359	5,368	-	5,368	-
Options	9	9	-	9	-
Currency swaps	45	45	-	45	-
Forward contracts	3	3	-	3	-
Credit default swaps	8	7	-	7	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had a statutory carrying value of $7,227 million.

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed interest contracts and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2015

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
States, territories and possessions	$-	$2	$-	$2
Special revenue	-	4	-	4
Industrial and miscellaneous	-	18	22	40
Parent, subsidiaries and affiliates	-	47	45	92
Preferred stocks	-	3	2	5
Common stocks - subsidiaries and affiliates	307	94	40	441
Common stocks - unaffiliated	445	515	180	1,140
Derivatives:
Interest rate swaps	-	8,033	-	8,033
Options	-	622	-	622
Currency swaps	-	536	-	536
Forward contracts	-	55	-	55
Credit default swaps	-	2	-	2
Separate account assets	39,355	20,306	725	60,386

Total financial assets carried at fair value	$40,107	$30,237	$1,014	$71,358

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,797	$-	$5,797
Options	-	7	-	7
Currency swaps	-	4	-	4
Forward contracts	-	13	-	13
Credit default swaps	-	2	-	2

Total financial liabilities carried at fair value	$-	$5,823	$-	$5,823

In 2015, there were no significant transfers between Level 1 and Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
All other governments	$-	$4	$-	$4
Industrial and miscellaneous	-	33	109	142
Parent, subsidiaries and affiliates	-	10	79	89
Preferred stocks	-	-	3	3
Common stocks - subsidiaries and affiliates	515	117	81	713
Common stocks - unaffiliated	587	441	160	1,188
Derivatives:
Interest rate swaps	-	7,688	-	7,688
Options	-	524	-	524
Currency swaps	-	233	-	233
Forward contracts	-	70	-	70
Separate account assets	40,104	19,680	600	60,384

Total financial assets carried at fair value	$41,206	$28,800	$1,032	$71,038

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,359	$-	$5,359
Options	-	9	-	9
Currency swaps	-	45	-	45
Forward contracts	-	3	-	3
Credit default swaps	-	5	-	5

Total financial liabilities carried at fair value	$-	$5,421	$-	$5,421

In 2014, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Year Ended December 31, 2015

	Bonds						Total Level 3
		Parent,				Separate	Financial Assets
	Industrial and	Subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and Affiliates	Stock	Affiliated	Unaffiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2015	$109	$79	$3	$81	$160	$600	$1,032
(Losses) gains in net income	(39)	(1)	-	7	11	26	4
Gains (losses) in surplus	1	(6)	-	(28)	(10)	-	(43)
Purchases	-	-	-	460	37	168	665
Issuances	3	-	-	35	-	-	38
Sales	(4)	-	-	(493)	(12)	(68)	(577)
Settlements	(4)	(1)	-	(26)	(1)	(1)	(33)
Transfers out	-	(19)	-	-	(1)	-	(20)
Other transfers	(44)	(7)	(1)	4	(4)	-	(52)

Balance as of December 31, 2015	$22	$45	$2	$40	$180	$725	$1,014

Transfers out of Level 3 occur when quoted prices are received in markets that have not been previously active, and therefore the assets are moved to Level 2. Industrial and miscellaneous were transferred out of Level 3 into Level 2 due to a change in the observability of pricing inputs.

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

	Year Ended December 31, 2014

	Bonds						Total Level 3
		Parent,				Separate	Financial Assets
	Industrial and	Subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and Affiliates	Stock	Affiliated	Unaffiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2014	$23	$-	$1	$35	$185	$490	$734
(Losses) gains in net income	-	-	-	(1)	(71)	82	10
(Losses) gains in surplus	(13)	(6)	-	(3)	40	-	18
Purchases	3	20	3	103	9	238	376
Issuances	117	96	-	2	4	-	219
Sales	-	-	-	(34)	(4)	(320)	(358)
Settlements	(8)	(84)	-	(21)	(6)	110	(9)
Transfers in	-	53	-	-	3	-	56
Other transfers	(13)	-	(1)	-	-	-	(14)

Balance as of December 31, 2014	$109	$79	$3	$81	$160	$600	$1,032

The fair value of real estate separate accounts is carried net of encumbrances in the Statutory Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. The parent, subsidiaries, and affiliates were transferred in to Level 3 from Level 2 due to a change in the observability of pricing inputs.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principle risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other long-term care insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread quality, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Significant volatility in the financial markets, and government actions taken in response, may exacerbate some of the risks the Company faces. The Company holds investments in energy and certain other commodity sectors, which have experienced similar overall market volatility and declines. With the continued weaker economic outlook in these sectors, there may be an increase in reported default rates or potential downgrades to the ratings of companies exposed to these sectors. In addition, concerns over the solvency of certain countries and sovereignties and the entities that have significant exposure to their debt have created market volatility. This volatility may continue to affect the performance of various asset classes until there is an ultimate resolution of the sovereign debt related concerns.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $76 million for the year ended December 31, 2015, $117 million for the year ended December 31, 2014 and $89 million for the year ended December 31, 2013. Net operating leases are net of $6 million of sublease receipts for the year ended December 31, 2015, $8 million for the year ended December 31, 2014 and $13 million for the year ended December 31, 2013.

The Company has entered into two sale-leaseback transactions with unrelated parties to sell and leaseback certain fixed assets with book values of $120 million and $110 million, which resulted in no gain or loss. The leases have five year terms, which expire in 2018 and 2020 with annual lease payments of approximately $25 million and $22 million. At the end of the leases, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2015 were as follows:

		Affiliated
	Gross	Subleases	Net

	(In Millions)

2016	$99	$7	$92
2017	95	7	88
2018	83	8	75
2019	60	8	52
2020	53	8	45
Thereafter	61	10	51

Total	$451	$48	$403

In December 31, 2015, nonaffiliated subleases were less than $1 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in the normal course of business, which seeks compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

In 2008, the Company and MMHLLC were named as defendants in several lawsuits filed in federal and state courts in Colorado, Massachusetts, New Mexico, New York and Washington by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC. Certain of these lawsuits also named Tremont Group Holdings, Inc. and certain of its affiliates, and certain of their respective current or former officers and directors, as defendants. The plaintiffs alleged a variety of state law and federal security claims against the defendants. In 2015, the companies entered into settlement agreements and paid $37 million in connection with these agreements. The Company recorded the loss as a change in net unrealized capital losses, net of tax, in the Statutory Statements of Changes in Surplus.

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the California Fund Suit). This fund was advised by OppenheimerFunds, Inc. (OFI) and distributed by its subsidiary OppenheimerFunds Distributor, Inc. (OFDI). The plaintiffs in the California Fund Suit asserted claims against the Company, OFI, OFDI and certain present and former trustees and officers of the fund under federal securities laws and allege, among other things, the disclosure documents of the fund contained misrepresentations and omissions, that the investment policies of the fund were not followed, and that the fund and the other defendants violated federal securities laws and regulations and certain state laws. Plaintiffs filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order that granted in part and denied in part the defendants’ motion to dismiss. In March 2015, the court granted the plaintiffs’ motion to certify a class and to appoint class representatives and class counsel. In December 2015, the U.S. Court of Appeals for the Tenth Circuit denied defendants’ petition to appeal the district court’s class certification order. The defendants believe they have substantial defenses and will continue to vigorously defend themselves in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this suit.

In 2009, the Company was named as a defendant in a lawsuit related to certain losses in a bank owned life insurance (BOLI) policy issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company, and it seeks to recover losses arising from investments pursuant to the BOLI policy. The parties have completed discovery and are preparing for trial. In May 2015, the plaintiff voluntarily dismissed its complaint and refiled the case. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this suit.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2010, Christina Chavez (Chavez) filed a putative class action complaint against the Company. Chavez alleges that the Company breached its obligations to its term life policyholders in California by not paying dividends on those policies. The parties are engaged in active discovery. In June 2014, the parties participated in a mediation of their dispute, which did not result in a settlement. In July 2015, the judge certified a subclass consisting of one of twenty-six potential term products at issue in this case. All remaining subclasses were dismissed without prejudice. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In 2011, Golden Star, Inc. (Golden Star), plan administrator of the Golden Star Administrative Associates 401(k) Plan and Golden Star Bargaining Associates 401(k) Plan, filed a putative class action lawsuit in the U.S. District Court for the District of Massachusetts against the Company. Golden Star alleges, among other things, that the Company breached its alleged fiduciary duties while performing services to 401(k) plans and that certain of its actions constituted “Prohibited Transactions” under the Employee Retirement Income Security Act of 1974. In June 2014, the Company recorded a liability for the loss paid in 2015 in connection with this lawsuit, which did not have a significant impact on the Company.

In 2012, Karen Bacchi filed a putative class action complaint against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of the statutorily prescribed limit. The court denied the Company’s motion to dismiss and the parties are engaged in active discovery. The Company believes that it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In 2013, seven participants in the MassMutual Thrift Plan (the Thrift Plan) filed a putative class action complaint in the U.S. District Court for the District of Massachusetts. The complaint alleges, among other things, that the Company, the Investment Fiduciary Committee, the Thrift Plan Administrative Committee and individually named “fiduciaries” breached their duties by allowing the Thrift Plan to pay excessive fees and by engaging in self-dealing. The Company believes that it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s results of operations for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2015 the Company had approximately $324 million of these unsecured funding commitments to its subsidiaries and had $125 million for the year ended December 31, 2014. The unsecured commitments are included in private placements in the table below. As of December 31, 2015 and 2014, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $159 million as of December 31, 2015 and approximately $63 million as of December 31, 2014. As of December 31, 2015 and 2014, the Company did not have any funding requests attributable to these letter of credit arrangements.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2015, the Company had the following outstanding commitments:

	2016	2017	2018	2019	2020	Thereafter	Total

	(In Millions)

Private placements	$1,140	$234	$59	$320	$250	$338	$2,341
Mortgage loans	386	469	294	-	261	-	1,410
Real estate	26	-	-	-	204	-	230
Partnerships and LLC	455	559	472	419	628	408	2,941
LIHTCs (including equity contributions)	2	-	-	-	16	129	147

Total	$2,009	$1,262	$825	$739	$1,359	$875	$7,069

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2015 and 2014, the Company had no outstanding obligations attributable to these commitments.

g.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2015 and 2014, the Company had no outstanding obligations to any obligor attributable to these guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2015.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (CREA and Babson Capital), if the subsidiary is unable to pay.	-	The liabilities for these plans of $178 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life Insurance Company, MML Bay State Life Insurance Company and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Completion Guarantee	The Company issued a construction loan for a real estate development project. The land on which the property is to be built is subject to a ground lease. In conjunction with issuing this construction loan, the Company has also issued a completion guarantee to the land owner that pays only in the event the project is not completed. The project is expected to be completed by June 2019.	-	$350 million

17.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $39 million in 2015, $48 million in 2014 and $51 million in 2013. Fees from MML Bay State accounted for $9 million in 2015 and $11 million in 2014 and 2013.

The Company has agreements with its subsidiaries and affiliates, including OFI, MML Investment Advisers, LLC, The MassMutual Trust Company, FSB and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has agreements with its subsidiaries, Babson Capital, Cornerstone Real Estate Advisers, LLC (CREA), OFI, Wood Creek Capital Management LLC and MML Investment Advisers LLC, which provide investment advisory services to the Company.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$253	$275	$214
Investment advisory income	24	30	27
Recordkeeping and other services	21	18	50
Fee expense:
Investment advisory services	270	264	239

The Company reported amounts due from subsidiaries and affiliates of $54 million as of December 31, 2015 and $59 million as of December 31, 2014. The Company reported amounts due to subsidiaries and affiliates of $18 million as of December 31, 2015 and $23 million as of December 31, 2014. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s subsidiaries, Babson Capital and CREA, invest a portion of their nonqualified compensation plan in guaranteed interest contracts with the Company. Interest credited on deposits to the Babson Capital and CREA contracts was $5 million for the years ended December 31, 2015, 2014 and 2013.

The Company approved financing of $3,013 million as of December 31, 2015 and 2014, for MassMutual Asset Finance, LLC (MMAF) that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. During 2015, MMAF borrowed $1,272 million and repaid $1,115 million under the credit facility. During 2014 MMAF borrowed $1,417 million and repaid $812 million under the credit facility. Outstanding borrowings under the facility with the Company were $2,701 million as of December 31, 2015 and $2,280 million as of December 31, 2014. Interest for these borrowings was $47 million for the year ended December 31, 2015 and $37 million for the year ended December 31, 2014. The interest of this facility adjusts monthly based on the 30-day LIBOR.

The Company approved financing of $225 million as of December 31, 2015 and $315 million as of December 31, 2014 for Jefferies Finance, LLC that can be used for the short-term financing of assets underwritten by Jefferies Finance, LLC. During 2015, Jefferies Finance, LLC borrowed $682 million and repaid $641 million under the credit facility. During 2014, Jefferies Finance, LLC borrowed $2,700 million and repaid $3,061 million under the credit facility. There were no outstanding borrowings under the facility as of December 31, 2015 and 2014 and all outstanding interest had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased

On November 23, 2015, the Company and Pioneers Gate LLC (Pioneers Gate) completed an equity for debt swap. Pioneers Gate swapped $185 million of the Company’s contributed capital for $185 million of additional Pioneers Gate debt. No cash was distributed by Pioneers Gate.

The Company held debt issued by MMHLLC that amounted to $2,068 million as of December 31, 2015 and 2014. The Company recorded interest income on MMHLLC debt of $84 million in 2015 and $104 million in 2014.

The Company had two Modco agreements with the Japanese subsidiary of MMHLLC, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company was the reinsurer and the Japanese subsidiary retained the reserve and associated assets on individual life insurance policies. The predominant contract types were whole life, endowments and term insurance. The Modco agreements allowed the Japanese subsidiary to keep control of the investment and management of the assets supporting the reserves. The

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Modco adjustment was the mechanism by which the Company funded the reserve on the reinsured portion of the risk. It was needed to adjust for the financial effect of the Japanese subsidiary holding the reserves on the ceded coverage rather than the Company. These two Modco agreements were recaptured, effective May 31, 2013, resulting in a $7 million increase to income due to the recapture fee paid to the Company from the Japanese subsidiary. In addition to the recapture fee, the Company reported a $3 million increase to income for reinsurance transactions prior to the recapture on May 31, 2013.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

Effective January 1, 2014, C.M. Life recaptured certain life insurance policies that were previously assumed by the Company under a Modco reinsurance arrangement, resulting in a $25 million gain for the Company. Prior to the recapture, the Company assumed 75% of the premium on certain universal life policies. The Company had funded C.M. Life a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience.

As of December 31, 2015, the net reinsurance amounts due to C.M. Life and MML Bay State were $49 million and as of December 31, 2014, the net reinsurance amounts due to C.M. Life and MML Bay State were $31 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Premium assumed	$57	$57	$68
Modco adjustments, included in fees and other income	15	13	32
Expense allowance on reinsurance assumed, included in commissions	(21)	(20)	(24)
Policyholders’ benefits	(97)	(69)	(107)
Experience refunds paid	-	-	(1)
Recapture fee	-	20	-

For further information on common stocks - subsidiaries and affiliates, refer to Note 4d. “Common stocks - subsidiaries and affiliates.”

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16g. “Guarantees” for information on the guarantees.

18.	Subsequent events

Management of the Company has evaluated subsequent events through February 19, 2016, the date the financial statements were available to be issued. No events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2015 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MassMutual Holding LLC

The MassMutual Trust Company, FSB

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor II, LLC

MMC Equipment Finance LLC

MML Mezzanine Investor L, LLC

MML Re Finance LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Berkshire Way LLC

MassMutual Retirement Services, LLC

Fern Street LLC

MML Strategic Distributors, LLC

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Special Situations Investor LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

The MassMutual Trust Company, FSB

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

MML Investors Services, LLC

MML Management Corporation

MassMutual International LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures LLC

First Mercantile Trust Company

Society of Grownups, LLC

MM Caerulus Holdco US LLC

MassMutual Ventures LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Haven Life Insurance Agency, LLC

MM Rothesay Holdco US LLC

MM Asset Management Holding LLC

Subsidiaries of MML Investment Advisers LLC

(No subsidiaries)

Subsidiaries of Babson Capital Management LLC (a subsidiary of MM Asset Management Holding LLC)

Babson Capital Securities LLC

Babson Capital Management (Japan) KK

Babson Capital Management (Australia) Holding Company Pty Ltd.

Babson Capital Guernsey Limited

Cornerstone Real Estate Advisers LLC

Wood Creek Capital Management LLC

Babson Capital Cornerstone Asia Limited

Babson Capital Finance LLC

Babson Capital Floating Rate Income Fund Management, LLC

Babson Capital Core Fixed Income Fund Management, LLC

Babson Capital Total Return Management LLC

Babson CLO Investment Partners GP, LLC

Babson Global Loan Feeder Management, LLC

Babson TERO Management LLC

Babson Investment Grade CLO Debt Management LLC

Benton Street Advisors, Inc.

SDCOS Management LLC

Great Lakes III GP, LLC

Loan Strategies Management LLC

Mezzco LLC

Mezzco II LLC

Mezzco III LLC

Mezzco IV LLC

Mezzco Australia LLC

Mezzco Australia II LLC

Somerset Special Opportunities Management LLC

Subsidiaries of Cornerstone Real Estate Advisers LLC

Cornerstone Real Estate Advisers Inc.

Cornerstone Real Estate UK Holdings Limited

Cornerstone Real Estate Advisers Japan K.K.

Subsidiaries of Wood Creek Capital Management LLC

Wood Creek Index Company, LLC

Milestone Acquisition Holding, LLC.

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Subsidiaries of OppenheimerFunds, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

OFI Global Asset Management, Inc.

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

VTL Associates, LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OFI Private Investments, Inc.

OFI Global Institutional, Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

Tremont (Bermuda) Limited

Tremont Partners, LLC

Tremont GP, LLC

Settlement Agent LLC

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring Fund Managers Limited

Baring International Investment Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Baring Investments (UK) Limited

Baring International Investment Management Holdings

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Pioneers Gate LLC

(No subsidiaries)

Other Affiliates:

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.) [no subsidiaries]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for non-domestic insurance subsidiaries and controlled affiliates of the Company:

		As of December 31, 2015

	CUSIP	Gross Value	Non- admitted	Admitted	Latest Filing	2014 Approved Valuation	Valuation Method Disallowed?

	($ in Millions)

Sub-2 Filings
MassMutual Holding LLC	57543#-11-8	$5,717	$-	$5,717	6/1/2015	$5,549	No
MSC Holding Company, LLC	55367*-10-1	373	-	373	6/1/2015	358	No
Babson Capital Global Umbrella	G0R5P5-24-5	100	-	100	5/28/2015	101	No
Babson Capital Global Umbrella	G0R5P5-74-0	82	-	82	5/29/2015	95	No
Babson Capital Global Umbrella	G0756M-11-8	46	-	46	5/29/2015	47	No
The MassMutual Trust Co, FSB	57631@-10-5	17	-	17	6/1/2015	15	No
Cornerstone Global REIT Corp	21926@-10-5	1	-	1	8/19/2015	1	No
Babson Capital Global Umbrella	G0R5P3-10-9	-	-	-	8/6/2015	69	No

Aggregate Total:		$6,336	$-	$6,336		$6,235

The Company also has other subsidiaries and controlled affiliates included in partnerships and LLCs that do not require Sub-2 valuation fillings with the NAIC. Affiliated partnerships and LLCs were $4,213 million as of December 31, 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2015	$4,881,393.98	$-	$4,881,393.98	$4,783,193.97	$(98,200.01)	$4,783,193.97	$4,728,735.62
September 30, 2015	50,531,382.40	-	50,531,382.40	45,665,858.52	(4,865,523.88)	45,665,858.52	58,523,652.24
June 30, 2015	66,924,926.70	-	66,924,926.70	65,240,585.41	(1,684,341.29)	65,240,585.41	72,953,475.23
March 31, 2015	17,856,447.05	-	17,856,447.05	17,681,510.35	(174,936.70)	17,681,510.35	17,553,998.88
December 31, 2014	69,225,742.98	-	69,225,742.98	68,301,291.28	(924,451.70)	68,301,291.28	79,410,553.48
September 30, 2014	645,720.82	-	645,720.82	604,437.11	(41,283.71)	604,437.11	627,381.39
June 30, 2014	57,012,606.16	-	57,012,606.16	55,422,168.01	(1,590,438.15)	55,422,168.01	75,253,387.54
March 31, 2014	91,702,041.47	-	91,702,041.47	80,744,073.99	(10,957,967.48)	80,744,073.99	97,672,070.74
December 31, 2013	113,707,950.98	-	113,707,950.98	108,815,640.18	(4,892,310.80)	108,815,640.18	111,783,051.88
September 30, 2013	81,945,730.49	-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13	-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52	-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04	-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06	-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52	-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18	-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06	-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals		$(106,853,708.32)			$(631,718,470.69)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2015:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660LYW3	$2,035,456.46	$-	$2,035,456.46	$1,960,235.34	$(75,221.12)	$1,960,235.34	$1,957,687.26
589929N38	366,246.39	-	366,246.39	362,448.35	(3,798.04)	362,448.35	354,617.03
79549ASN0	6,838.97	-	6,838.97	3,582.43	(3,256.54)	3,582.43	51,563.43
9393365V1	845,779.69	-	845,779.69	837,217.39	(8,562.30)	837,217.39	793,294.33
939336KZ5	1,627,072.47	-	1,627,072.47	1,619,710.46	(7,362.01)	1,619,710.46	1,571,573.57
Totals	$4,881,393.98	$-	$4,881,393.98	$4,783,193.97	$(98,200.01)	$4,783,193.97	$4,728,735.62

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2015:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GKZ0	$117,486.80	$-	$117,486.80	$117,127.93	$(358.87)	$117,127.93	$115,240.08
55274SAM3	341,582.01	-	341,582.01	324,346.42	(17,235.59)	324,346.42	334,591.45
77277LAF4	28,226,832.71	-	28,226,832.71	25,446,697.16	(2,780,135.55)	25,446,697.16	33,421,879.80
77277LAH0	1,413,733.84	-	1,413,733.84	1,278,117.52	(135,616.32)	1,278,117.52	3,220,416.00
77277LAJ6	20,018,166.31	-	20,018,166.31	18,098,147.21	(1,920,019.10)	18,098,147.21	21,031,329.24
79549ASM2	413,580.73	-	413,580.73	401,422.28	(12,158.45)	401,422.28	400,195.67
Totals	$50,531,382.40	$-	$50,531,382.40	$45,665,858.52	$(4,865,523.88)	$45,665,858.52	$58,523,652.24

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2015:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
125435AA5	$5,591,390.77	$-	$5,591,390.77	$5,519,187.17	$(72,203.60)	$5,519,187.17	$5,281,761.87
17307GKZ0	119,235.99	-	119,235.99	118,847.22	(388.73)	118,847.22	116,727.92
77277LAF4	29,050,737.79	-	29,050,737.79	28,226,832.71	(823,905.08)	28,226,832.71	33,335,201.70
77277LAH0	1,453,924.32	-	1,453,924.32	1,413,733.82	(40,190.50)	1,413,733.82	3,212,064.00
77277LAJ6	20,587,172.84	-	20,587,172.84	20,018,166.32	(569,006.52)	20,018,166.32	20,976,785.46
86359DMC8	10,122,465.03	-	10,122,465.03	9,943,818.17	(178,646.86)	9,943,818.17	10,030,934.28
Totals	$66,924,926.74	$-	$66,924,926.74	$65,240,585.41	$(1,684,341.29)	$65,240,585.41	$72,953,475.23

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2015:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$140,272.10	$-	$140,272.10	$134,123.48	$(6,148.62)	$134,123.48	$134,714.77
125435AA5	761,146.58	-	761,146.58	760,429.38	(717.20)	760,429.38	756,781.89
17307GKZ0	181,599.21	-	181,599.21	181,427.62	(171.59)	181,427.62	178,302.24
585525FC7	39,641.31	-	39,641.31	39,369.38	(271.93)	39,369.38	39,067.16
589929N38	442,399.12	-	442,399.12	440,825.92	(1,573.20)	440,825.92	427,585.66
61750MAB1	6,703.44	-	6,703.44	6,082.46	(620.98)	6,082.46	6,632.60
81744FDK0	1,457,921.03	-	1,457,921.03	1,443,546.61	(14,374.42)	1,443,546.61	1,418,067.40
86359DMC8	10,456,789.36	-	10,456,789.36	10,378,178.75	(78,610.61)	10,378,178.75	10,326,945.98
885220FS7	3,341,468.04	-	3,341,468.04	3,273,617.68	(67,850.36)	3,273,617.68	3,293,395.98
92922F2G2	56,110.80	-	56,110.80	55,440.74	(670.06)	55,440.74	54,572.94
939336KZ5	972,396.06	-	972,396.06	968,468.33	(3,927.73)	968,468.33	917,932.26
Totals	$17,856,447.05	$-	$17,856,447.05	$17,681,510.35	$(174,936.70)	$17,681,510.35	$17,553,998.88

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (SSAP No. 26). Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, “Revised - Loan-Backed and Structured Securities” (SSAP No. 43R), as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2015:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
165167BZ9	$94,600	$103,400	$94,606	NO
289237AD1	2,000,000	1,927,200	2,000,000	NO
289237AE9	1,699,200	1,937,800	1,976,237	NO
30256YAA1	27,755,666	29,456,915	27,734,159	NO
30711XAW4	3,606,970	3,595,473	3,606,970	YES
30711XBE3	7,852,782	7,843,356	7,852,782	YES
3137G0EQ8	5,168,092	5,158,179	5,168,092	YES
912810FR4	4,944,283	6,053,297	4,881,186	NO
912810PS1	1,874,118	2,590,433	1,884,028	NO
912810RA8	318,453,774	332,656,340	322,488,588	NO
912810RF7	1,368,352,416	1,266,362,818	1,363,581,292	NO
912810RL4	22,647,985	22,020,970	22,683,498	NO
912828GD6	1,881,627	2,296,153	1,933,204	NO
912828GX2	1,982,647	2,097,510	1,838,360	NO
TT3256233	1,262,834	1,283,550	1,267,299	NO

Total	$1,769,576,994	$1,685,383,394	$1,768,990,301

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account – Incorporated by reference to Initial Registration Statement File No. 333-22557 filed February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

	ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated December 16, 2014 – MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

	iii.	Template for Insurance Products Distribution Agreement (MMLD) (Version 04/15) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-206438 filed December 15, 2015

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Certificate with Variable Rider – Incorporated by reference to Initial Registration Statement File No. 333-22557 filed February 28, 1997

	ii.	Form of Accidental Death and Dismemberment Rider – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-22557 filed February 20, 2003

	iii.	Form of Waiver of Monthly Charges Rider – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-22557 filed February 20, 2003

	iv.	Form of Accelerated Benefits Rider – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-22557 filed February 20, 2003

Exhibit (e)	Application for Flexible Premium Adjustable Variable Life Certificate with Variable Rider – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

Exhibit (f)	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (g)	Reinsurance Contracts

	i.	Hannover Life Reassurance Company of America

		¯	Automatic YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) and amendments effective April 1, 2005, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, January 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-22557 filed April 28, 2009

			–	Amendments dated November 20, 2008, January 1, 2009 (Part II), and August 27, 2009, effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010

			–	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-65887 filed April 26, 2011

			–	Amendments dated July 1, 2008, April 1, 2009, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

			–	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

			–	Amendments effective April 1, 2012 and April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

			–	Amendment effective April 1, 2005; and for NY Business Only: Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014

			–	Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

		¯	Automatic YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

			–	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

			–	Amendments effective April 1, 2012 and April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

			–	Amendment effective April 1, 2005; and for NY Business Only: Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014

			–	Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

	ii.	Hartford Life and Accident Insurance Company

¯	Automatic/Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) and amendments effective April 1, 2005, March 9, 2006, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, February 1, 2008, April 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File
No. 333-22557 filed April 28, 2009

			–	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010

			–	Amendments dated April 1, 2005, July 1, 2008, April 1, 2009, August 1, 2009, January 1, 2010, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		–	Amendments effective April 1, 2010 and August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

		–	Amendment effective April 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

		–	Amendment effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014

iii.	Munich American Reassurance Company

	¯	Automatic/Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) and amendments effective April 1, 2005, September 1, 2006, February 9, 2007, April 1, 2007, January 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-22557 filed April 28, 2009

		–	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010

		–	Amendments dated July 1, 2008, April 1, 2009, January 1, 2010, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		–	Amendment effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

		–	Amendments effective April 1, 2012 and April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

		–	Amendment effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

		–	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010

		–	Amendments dated July 1, 2008, April 1, 2009, January 1, 2010, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		–	Amendment effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

		–	Amendments effective April 1, 2012 and April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

		–	Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

	¯	Automatic/Facultative YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		–	Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

		–	Amendments effective April 1, 2012 and April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

		–	Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

		–	Amendment effective April 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014

		–	Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

iv.	RGA Reinsurance Company

	¯	Automatic/Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) and amendments effective April 1, 2005, April 1, 2005, February 1, 2006, September 1, 2006, February 9, 2007, August 10, 2007, January 1, 2008, February 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-22557 filed April 28, 2009

		–	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010

		–	Amendment effective August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-65887 filed April 26, 2011

		–	Amendments dated July 1, 2008 and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		–	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

		–	Amendments effective February 1, 2012 and April 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

		–	Amendment effective April 1, 2005 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

		–	Amendment effective April 20, 2013 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014

		–	Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

	¯	Automatic/Facultative YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		–	Amendment effective June 1, 2014; and for NY Business Only: Amendment effective June 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

v.	Scottish Re (U.S) Inc.

	¯	Automatic YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) amendments effective April 1, 2005, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No.

333-22557 filed April 28, 2009

		–	Amendments dated November 20, 2008, and August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		–	Amendment effective August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

vi.	Swiss Re Life & Health America Inc.

	¯	Automatic and Facultative YRT Agreement effective April 1, 2005 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) and amendments effective April 1, 2005, April 1, 2006, September 1, 2006, February 9, 2007, April 1, 2007, January 1, 2008, February 1, 2008, April 1, 2008, July 1, 2008, and January 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-22557 filed April 28, 2009

		–	Amendments dated November 20, 2008 and January 1, 2009 (Part II) – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010

		–	Amendment dated August 1, 2009 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

		–	Amendments dated April 1, 2005, July 1, 2008, April 1, 2009, January 1, 2010, and January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-22557 filed April 27, 2011

		–	Amendment effective February 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

		–	Amendments effective February 1, 2012 and April 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

		–	Amendments effective April 1, 2005 and December 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

		–	Amendments effective April 1, 2005, February 1, 2013 and April 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014

–

Amendment effective February 1, 2014; and for NY Business Only: Amendment effective February 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

		–	Amendment effective March 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

		–	Amendments effective January 1, 2015 and February 1, 2015 *

¯	Automatic and Facultative YRT Agreement effective April 1, 2010 (NY Business Only) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File
No. 333-22557 filed April 27, 2011

		–	Amendment effective February 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

		–	Amendment effective April 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

		–	Amendment effective December 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

		–	Amendments effective April 1, 2010, February 1, 2013 and April 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-22557 filed April 28, 2014

		–	Amendment effective April 1, 2014; and for NY Business Only: Amendment effective April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

		–	Amendments effective January 1, 2015 and February 1, 2015 *

Exhibit (h)	i.		Participation, Selling, Servicing Agreements:

		a.	American Century Funds

			–	Shareholder Services Agreement dated as of May 14, 1998 (American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

•   Amendments Nos. 1, 2, 3 and 4 dated and effective as of May 1, 1999, September 1, 1999, January 1, 2000 and August 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 5 effective as of November 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-50410 filed April 28, 2009

• Amendment No. 6 effective as of March 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

• Amendment No. 7 effective July 1, 2013 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

		b.	Fidelity Funds

			–	Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendments effective May 1, 1998 and April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment effective June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment effective September 1, 2015 – Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-150916 filed on or about April 26, 2016

			–	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

		c.	MFS® Funds

			–	Participation Agreement dated September 4, 1998 (MFS Variable Insurance Trust, Massachusetts Mutual Life Insurance Company and Massachusetts Financial Services Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

•   Amendment Nos. 1, 2, 3, 4, and 5 effective August 19, 1999, April 1, 2000, November 17, 2000, November 16, 2001 and May 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

• Amendments Nos. 6 and 7 dated September 2003 and August 1, 2004 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment dated May 1, 2007 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

• Amendment No. 9 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

	d.	MML Funds

		–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company)– Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

• Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

• Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Seventh Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	e.	MML II Funds

		–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

• Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•   Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File
No. 333-122804 filed March 1, 2013

• Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Ninth Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	f.	Oppenheimer Funds

		–	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

• Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

• Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	g.	T. Rowe Price Funds

Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

•   Amendments effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), May 1, 2006, and January 7, 2008 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment effective March 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)

	a.	American Century Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

b.	Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		c.	MFS® Fund Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		d.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		e.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		f.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		g.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-22557 filed April 27, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.		Consent of Independent Registered Public Accounting Firm – KPMG LLP *

	ii.		Powers of Attorney

			¯	Mark T. Bertolini	Jeffrey M. Leiden
Isabella D. Goren

– Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-150916, as filed with the Securities and Exchange Commission on or about April 26, 2016.

			¯	Laura J. Sen

– Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement No. 333-45039 filed April 23, 2013

			¯	Gregory Deavens	H. Todd Stitzer

– Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

			¯	Roger W. Crandall	Robert A. Essner
				Michael T. Rollings	Raymond W. LeBoeuf
				Kathleen A. Corbet	Cathy E. Minehan
				James H. DeGraffenreidt, Jr.	Marc F. Racicot
				Patricia Diaz Dennis	William T. Spitz

– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-81015 filed April 28, 2010

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 25, 2016, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy *

  *    filed herewith

Item 27.   Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Kathleen A. Corbet, Lead Director 49 Cross Ridge Road New Canaan, CT 06840	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116	Jeffrey M. Leiden, Director 50 Northern Avenue Boston, MA 02210

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911	Mark T. Bertolini, Director 151 Farmington Avenue Hartford, CT 06156

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212

William T. Spitz, Director 16 Wynstone Nashville, TN 37215	Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236	H. Todd Stitzer, Director 1312 Casey Key Road Nokomis, FL 34275

Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34102-7716	Isabella D. Goren, Director 16228 Shadybank Drive Dallas, TX 75248

Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Melvin Corbett, Executive Vice President and Chief Investment Officer 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Pia Flanagan,, Vice President, Corporate Secretary & Assistant General Counsel 1295 State Street Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111	Robert Casale, Executive Vice President & Chief Information Officer 1295 State Street Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer 1295 State Street Springfield, MA 01111	Elizabeth Chicares, Executive Vice President, Chief Enterprise Risk Officer and Chief Actuary 1295 State Street Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President 1295 State Street Springfield, MA 01111	Susan Cicco, Senior Vice President & Chief of Staff 1295 State Street Springfield, MA 01111

Michael Fanning, Executive Vice President 1295 State Street Springfield, MA 01111	Adnan Omar Ahmed, Executive Vice President and Chief Human Resources Officer 1295 State Street Springfield, MA 01111

Gregory Deavens, Senior Vice President and Controller 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 8 to Registration Statement File No. 333-150916, as filed with the Securities and Exchange Commission on or about April 26, 2016.

Item 29.	Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with certain of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 30. Principal Underwriters

(a)	MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives, and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MMLIS and MML Distributors, either jointly or individually, act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts/policies that utilize the following registered separate accounts of the Hartford Insurance Company:

Hartford Life Insurance Company – Separate Account Two

Hartford Life Insurance Company – Separate Account Two (DC Variable Account I)

Hartford Life Insurance Company – Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company – Separate Account Two (QP Variable Account)

Hartford Life Insurance Company – Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company – Separate Account Eleven

Hartford Life Insurance Company – Separate Account Twelve

(b)	MMLIS and MML Distributors are the principal underwriters for this policy. The following people are officers and directors of MMLIS and member representatives of MML Distributors:

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC
Name	Positions and Offices	Principal Business Address
Michael Fanning	Director, (Chairman of the Board) & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Director	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*
Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Christine Frederick	Chief Compliance Officer	*
Althea O’Donnell	AML Compliance Officer	*
Susan Scanlon	Deputy Chief Compliance Officer	**
James Puhala	Deputy Chief Compliance Officer	*
Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	**

Mark Larose	Co-Chief Operations Officer and Assistant Vice President	*

Kenneth M. Rickson	Field Risk Officer	*
Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*
Wendy Benson	Vice President	*
Mathew Verdi	Assistant Vice President	*
Edward K. Duch, III	Assistant Secretary	*
Jennifer L. Dupuis-Krause	Assistant Secretary	*
Bruce C. Frisbie	Assistant Treasurer	**
Kevin LaComb	Assistant Treasurer	*
Todd Picken	Assistant Treasurer	*
Kristin Costanzo	Assistant Treasurer	*
Kathy Rogers	Continuing Education Officer	*
Joseph Sparacio	Senior Regional Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262
Michael St. Clair	Senior Regional Vice President	*
Richard Bourgeois	Vice President	*
Francine Reipold	Vice President	*
Mario Morton	Assistant Vice President and Registration Manager	*
Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*
Elaine Gruet	Assistant Vice President	*
Delphine Soucie	Assistant Vice President	*
David Cove	Regional Assistant Vice President	*
Kevin DeGray	Regional Assistant Vice President	*
Nicholas DeLuca	Regional Assistant Vice President	1101 North Black Canyon Highway PH30 Phoenix, AZ 85209
David Hardy	Regional Assistant Vice President	*
Donald Helmes	Regional Assistant Vice President	*
Courtney Munoz	Regional Assistant Vice President	*
John Rogan	Regional Assistant Vice President	*
Jack Yvon	Regional Assistant Vice President	*
Michael Rollings	Director	*
Elizabeth Ward Chicares	Director	*
Jennifer Healy	Variable Annuity Product Distribution Officer	*
Craig Waddington	Variable Life Product Distribution Officer	*
Michael Dunn	Worksite Product Distribution Officer	**
* 1295 State Street, Springfield, MA 01111-0001 ** 100Bright Meadow Boulevard, Enfield, CT 06082-1981

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Elaine A. Sarsynski	Chief Executive Officer and President	*
Carolyn Salwen	Chief Financial Officer and Treasurer	**
Michael Fanning	Member Representative MassMutual Holding LLC, Member Representative Massachusetts Mutual Life Insurance Company Insurance Operations Supervisor	*
Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	*
Kevin LaComb	Assistant Treasurer	*
Edward K. Duch, III	Assistant Secretary	*
Barbara Upton	Assistant Vice President and Continuing Education Officer	**
Cindy Belmore	Chief Compliance Officer	**
Stephen Alibozek	Entity Contracting Officer	*
Brian Haendiges	Vice President	**
Donna Watson	Assistant Treasurer	**
Bruce C. Frisbie	Assistant Treasurer	*
Todd Picken	Assistant Treasurer	*
H. Bradford Hoffman	Chief Risk Officer	*
Eric Wietsma	Vice President	**
Mario Morton	Registration Manager	*
Michael Dunn	Worksite Product Distribution Officer	**
* 1295 State Street, Springfield, MA 01111-0001 ** 100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c)	Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, at its satellite office, 100 Bright Meadow Boulevard, Enfield, CT 06082

Item 32.	Management Services

Not Applicable

Item 33	Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Variable Rider to the Group Universal Life Insurance Certificate, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 21 to Registration Statement No. 333-22557 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Springfield and the Commonwealth of Massachusetts on the 25th day of April, 2016.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By	Roger W. Crandall*
Roger W. Crandall
President and Chief Executive Officer (principal executive officer)
Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 21 to Registration Statement No. 333-22557 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 25, 2016
Roger W. Crandall	(principal executive officer)

MICHAEL T. ROLLINGS *	Chief Financial Officer	April 25, 2016
Michael T. Rollings	(principal financial officer)

GREGORY DEAVENS *	Controller	April 25, 2016
Gregory Deavens	(principal accounting officer)

MARK T. BERTOLINI *	Director	April 25, 2016
Mark T. Bertolini

KATHLEEN A. CORBET *	Director	April 25, 2016
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT , JR. *	Director	April 25, 2016
James H. DeGraffenreidt , Jr.

PATRICIA DIAZ DENNIS *	Director	April 25, 2016
Patricia Diaz Dennis

ROBERT A. ESSNER *	Director	April 25, 2016
Robert A. Essner

ISABELLA D. GOREN *	Director	April 25, 2016
Isabella D. Goren

RAYMOND W. LEBOEUF *	Director	April 25, 2016
Raymond W. LeBoeuf

JEFFREY M. LEIDEN *	Director	April 25, 2016
Jeffrey M. Leiden

CATHY E. MINEHAN *	Director	April 25, 2016
Cathy E. Minehan

MARC RACICOT *	Director	April 25, 2016
Marc Racicot

LAURA J. SEN *	Director	April 25, 2016
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 25, 2016
William T. Spitz

H. TODD STITZER *	Director	April 25, 2016
H. Todd Stitzer

/S/ JOHN E. DEITELBAUM		April 25, 2016
* John E. Deitelbaum Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item 26. Exhibits

Exhibit (g)	Reinsurance Contracts

	vi.	Swiss Re Amendments effective January 1, 2015 and February 1, 2015; and for NY Business: Amendments effective January 1, 2015 and February 1, 2015

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm – KPMG LLP

Exhibit (q)	SEC Procedures Memorandum dated April 25, 2016, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy